Exhibit 10.2

SEVENTH AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT
made by
THE SCOTTS MIRACLE-GRO COMPANY,
EACH DOMESTIC SUBSIDIARY BORROWER
and certain of their Domestic Subsidiaries
in favor of
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

Dated as of November 21, 2025

6.1.	Delivery of Certificated Securities	14
6.2.	Maintenance of Insurance	14
6.3.	Payment of Obligations	15
6.4.	Maintenance of Perfected Security Interest; Further Documentation	15
6.5.	Notices	15
6.6.	Pledged Stock	15
6.7.	Receivables	16
6.8.	Intellectual Property	16
6.9.	Pledged Note	18

SECTION 7.	REMEDIAL PROVISIONS	18

7.1.	Certain Matters Relating to Receivables	18
7.2.	Communications with Obligors; Grantors Remain Liable	19
7.3.	Pledged Stock	19
7.4.	Proceeds to be Turned Over to Administrative Agent	20
7.5.	Application of Proceeds	20
7.6.	Code and Other Remedies	21
7.7.	Registration Rights	22
7.8.	Deficiency	23

SECTION 8.	THE ADMINISTRATIVE AGENT	23

8.1.	Administrative Agent’s Appointment as Attorney-in-Fact, Etc.	23
8.2.	Duty of Administrative Agent	24
8.3.	Execution of Financing Statements	24
8.4.	Further Assurances	25
8.5.	Authority of Administrative Agent	25

SECTION 9.	MISCELLANEOUS	25

9.1.	Amendments in Writing	25
9.2.	Notices	25
9.3.	No Waiver by Course of Conduct; Cumulative Remedies	25
9.4.	Expenses; Indemnity	26
9.5.	Successors and Assigns	26
9.6.	Right of Set-Off	26
9.7.	Counterparts	27
9.8.	Severability	27
9.9.	Section Headings	27
9.10.	Integration	27
9.11.	GOVERNING LAW	27

9.12.	Submission to Jurisdiction; Waivers	27
9.13.	Acknowledgments	28
9.14.	Additional Guarantors and Grantors	28
9.15.	Releases; Reinstatement	28
9.16.	Conflict of Laws	29
9.17.	WAIVER OF JURY TRIAL	29
9.18.	Amendment and Restatement	29

SCHEDULES
Schedule 1	Notice Addresses of Guarantors
Schedule 2	Description of Pledged Stock
Schedule 3	Jurisdiction of Incorporation
Schedule 4	Domestic Subsidiaries
Schedule 5	Subsidiaries Whose Capital Stock is not Pledged
Schedule 6	Intellectual Property
Schedule 7	[Reserved]
Schedule 8	Specified Excluded IP
Schedule 9	Pledged Note

ANNEXES

Annex 1	Form of Assumption Agreement
Annex 2	Form of Copyright Security Agreement
Annex 3	Form of Patent Security Agreement
Annex 4	Form of Trademark Security Agreement

THIS SEVENTH AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT, dated as of November 21, 2025 made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Seventh Amended and Restated Credit Agreement, dated as of November 21, 2025 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation (the “Company”), the Subsidiary Borrowers (as defined in the Credit Agreement) from time to time parties to the Credit Agreement, the Co-Syndication Agents and the Co-Documentation Agents named therein and the Administrative Agent.
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Company and the Subsidiary Borrowers upon the terms and subject to the conditions set forth therein;
WHEREAS, the Company and each Subsidiary Borrower is a member of an affiliated group of companies that includes each other Grantor;
WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Company and each Subsidiary Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;
WHEREAS, the Company, each Subsidiary Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;
WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Company and any Subsidiary Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Parties; and
WHEREAS, it is acknowledged and agreed by each party hereto that (i) this Agreement hereby amends and restates in all respects that certain Sixth Amended and Restated Guarantee and Collateral Agreement (the “Existing Guarantee and Collateral Agreement”) dated as of April 8, 2022, among the Company, the Grantors party thereto, the several banks and other financial institutions parties thereto and the Administrative Agent, in accordance with the terms and conditions set forth in this Agreement, (ii) from and after the date hereof, each reference to the “Agreement” or other reference originally applicable to the Existing Guarantee and Collateral Agreement contained in any Loan Document shall be a reference to this Agreement, as amended, supplemented, restated or otherwise modified from time to time and (iii) it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities of the parties under the Existing Guarantee and Collateral Agreement nor impair the liens and security interests created thereunder, but that this Agreement amend and restate in its entirety the Existing Guarantee and Collateral Agreement and re-evidence the obligations and liabilities of each Grantor outstanding thereunder and that such obligations and liabilities shall remain in full force and effect and to the fullest extent permitted by applicable law this Agreement shall not adversely affect the liens and security interests created under the Original Security Agreement or the priority thereof.

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Company and each Subsidiary Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:
SECTION 1.    DEFINED TERMS
1.1.    Definitions
(a)    Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Equipment, Inventory, Instruments and Supporting Obligations.
(b)    The following terms shall have the following meanings:
“After-Acquired Intellectual Property”: as defined in Section 6.8(b).

“Agreement”: this Seventh Amended and Restated Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.
“Collateral”: as defined in Section 4.
“Copyright Licenses”: all agreements, licenses and covenants providing for the grant to or from a Grantor of a license or other right to use or exploit any Copyright or otherwise providing for a covenant not to sue for infringement or other violation of any Copyright.
“Copyrights”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all works of authorship and all intellectual property rights therein, all copyrights (whether or not the underlying works of authorship have been published), including but not limited to copyrights in software and databases, all designs (including but not limited to all industrial designs, “Protected Designs” within the meaning of 17 U.S.C. 1301 et. Seq. and Community designs), and all “Mask Works” (as defined in 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and with respect to any and all of the foregoing: (i) all registrations and applications for registration thereof including, without limitation, the registrations and applications in the United States Copyright Office listed on Schedule 6, (ii) all extensions, renewals, and restorations thereof, (iii) all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights of any kind accruing thereunder or pertaining thereto; but excluding any Excluded IP.
“Excluded IP”: (i) [reserved], (ii) the Intellectual Property listed on Schedule 8, (iii) any foreign Intellectual Property, (iv) any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing and acceptance of a “Statement of Use” or an “Amendment to Allege Use” with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law and (v) any Intellectual Property to the extent that, and for so long as, such Intellectual Property is excluded as Collateral pursuant to the penultimate paragraph of Section 4.
“Foreign Subsidiary”: any Subsidiary organized under the laws of any jurisdiction outside the United States of America, except for any such Subsidiary which is a “check-the-box” entity under Regulation section 301.7701-3 of the Code.
“Foreign Subsidiary Voting Stock”: the voting Capital Stock of any Foreign Subsidiary.
“Full Security Period”: any period from and after the Effective Date other than any Unsecured Period.
“Guarantors”: the collective reference to each Grantor other than the Company. For the avoidance of doubt, notwithstanding any other provision of this Agreement, the parties hereto expressly agree that no Foreign Subsidiary shall be a Guarantor.
“Intellectual Property”: with respect to any Grantor, the collective reference to all rights, priorities and privileges relating to intellectual property, including, without limitation, Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, Trade Secrets and Trade Secret Licenses, and all rights to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment thereof, including the right to receive all Proceeds therefrom, including without limitation license fees, royalties, income payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto; but excluding any Excluded IP.

“Intellectual Property Security Agreements”: collectively, the Copyright Security Agreements, each substantially the form of Annex 2, the Patent Security Agreements, each substantially in the form of Annex 3 and the Trademark Security Agreements, each substantially in the form of Annex 4.

“Issuers”: the collective reference to each issuer of any Pledged Stock.
“Material Intellectual Property”: has the meaning provided in the Credit Agreement.

“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.
“Obligations”: has the meaning provided in the Credit Agreement.
“Patent Licenses”: all agreements, licenses and covenants providing for the grant to or from a Grantor of a license or other right to use or exploit any Patent or otherwise providing for a covenant not to sue for infringement or other violation of any Patent.

“Patents”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all patentable inventions and designs, all patents, certificates of invention, and similar industrial property rights, and applications for any of the foregoing, including, without limitation, (i) each patent and patent application in the United States Patent and Trademark Office listed on Schedule 6, (ii) all reissues, substitutes, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all inventions and improvements described and claimed therein, (iv) all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, proceeds of suit and other payments now or hereafter due and/or payable with respect thereto, and (vi) all other rights accruing thereunder or pertaining thereto; but excluding any Excluded IP.

“Pledged Note”: that certain promissory note described on Schedule 9 and shall include, without limitation, (i) the indebtedness now or hereafter represented thereby and all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of any Grantor to damages arising thereunder, and (iv) all rights of any Grantor to terminate and to perform, compel performance and to exercise all remedies thereunder.

“Pledged Stock”: the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Subsidiary of the Company (to the extent required to be pledged under Section 5.11 of the Credit Agreement) that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall the “Pledged Stock” include the Capital Stock of any of the Subsidiaries listed on Schedule 5 or more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder.
“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends, distributions or other income from the Pledged Stock and the Pledged Note, collections thereon or distributions or payments with respect thereto.
“Qualified Keepwell Provider”: in respect of any Swap Obligation, each Loan Party that, at the time the relevant guarantee (or grant of the relevant security interest, as applicable) becomes effective with respect to such Swap Obligation, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by entering into a keepwell pursuant to section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”
“Ratings Release Date”: as defined in Section 9.15(c).
“Receivable”: shall mean any Account and any other right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance, other than Sold Receivables Assets.
“Secured Parties has the meaning provided in the Credit Agreement.
“Securities Act”: the Securities Act of 1933, as amended.
“Specified Conditions” means, at any time of determination thereof, (a) no Incremental Term Loans in the form of an institutional term loan B facility have been issued and are outstanding pursuant to Section 2.20 of the Credit Agreement and (b) (i) the Company’s “corporate credit rating” from S&P (or such other term as S&P may from time to time use to describe the Company’s senior unsecured non-credit enhanced long term indebtedness, such rating, the “S&P Rating”) shall be at least BBB- (with a stable outlook) and the Company’s “corporate family rating” from Moody’s (or such other term as Moody’s may from time to time use to describe the Company’s senior unsecured non-credit enhanced long term indebtedness, such rating, the “Moody’s Rating”) shall be at least Baa3 (with a stable outlook) or (ii) (x) the Company’s S&P Rating shall be at least BBB- (with a stable outlook) or the Company’s Moody’s Rating shall be at least Baa3 (with a stable outlook) and (y) the Leverage Ratio is less than or equal to 2.50 to 1.00.
“Swap” shall mean any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.
“Swap Obligation” shall mean, with respect to any Person, any obligation to pay or perform under any Swap.
“Trademark Licenses”: all agreements, licenses and covenants providing for the grant to or from a Grantor of a license or other right to use or exploit any Trademark or otherwise providing for a covenant not to sue for infringement, dilution, or other violation of any Trademark or permitting co-existence with respect to a Trademark (including, without limitation, those listed on Schedule 6).

“Trademarks”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, logos, Internet domain names, other indicia of origin or source identification, and general intangibles of a like nature, whether registered or unregistered, and, with respect to any and all of the foregoing, (i) all registrations and applications for registration thereof including, without limitation, the registrations and applications listed on Schedule 6, (ii) all extensions and renewals thereof, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) all rights to sue or otherwise recover for any past, present and future infringement, dilution, or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, proceeds of suit and other payments now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto; but excluding any Excluded IP.

“Trade Secret Licenses”: all agreements, licenses and covenants providing for the grant to or from a Grantor of a license or other right to use or exploit any Trade Secret or otherwise providing for a covenant not to sue for misappropriation or other violation of a Trade Secret.

“Trade Secrets”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to (i) all trade secrets and all confidential and proprietary information, including know-how, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information, and with respect to any and all of the foregoing, (ii) all rights to sue or otherwise recover for any past, present and future misappropriation or other violation thereof, (iii) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, proceeds of suit and other payments now or hereafter due and/or payable with respect thereto, and (iv) all other rights of any kind accruing thereunder or pertaining thereto; but excluding any Excluded IP.

“Unsecured Period”: as defined in Section 9.15(c).
1.2.    Other Definitional Provisions (a)     The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.
(b)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
(c)    Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.
SECTION 2.    BORROWER GUARANTEE
2.1.    Company Guarantee (a)    The Company hereby, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each Subsidiary when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (other than with respect to any Guarantor any Excluded Swap Obligations of such Guarantor).
(b)    Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of the Company hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by the Company under applicable federal and state laws relating to the insolvency of debtors.
(c)    The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations and the obligations of the Company under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments and Loans shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement each applicable Subsidiary may be free from any Obligations.
(d)    No payment made by any Subsidiary, any of the other Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from any Subsidiary, any of the other Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Company hereunder which shall, notwithstanding any such payment (other than any payment made by the Company in respect of the Obligations or any payment received or collected from the Company in respect of the Obligations), remain liable for the Obligations up to the maximum liability of the Company hereunder until the Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments and Loans are terminated.
2.2.    No Subrogation. Notwithstanding any payment or payments made by the Company hereunder, or any set-off or application of funds of the Company by the Administrative Agent or any Lender, the Company shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the applicable Subsidiary or against any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, nor shall the Company seek or be entitled to seek any contribution or reimbursement from the Subsidiaries in respect of payments made by the Company hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Subsidiaries on account of the Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments and Loans are terminated. If any amount shall be paid to the Company on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Company in trust for the Administrative Agent and the Lenders, segregated from other funds of the Company, and shall, forthwith upon receipt by the Company, be turned over to the Administrative Agent in the exact form received by the Company (duly indorsed by the Company to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.
2.3.    Amendments, Etc. with respect to the Obligations. The Company shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Company and without notice to or further assent by the Company, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.
2.4.    Guarantee Absolute and Unconditional. The Company waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Company and the Subsidiaries, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. The Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or the applicable Subsidiary with respect to the Obligations. The Company understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Subsidiary or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or any Subsidiary) which constitutes, or might be construed to constitute, an equitable or legal discharge of the

Subsidiaries for the Obligations, or of the Company under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against the Company, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Subsidiaries or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any Subsidiary, or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any Subsidiary or any other Person or any such collateral security, guarantee or right of offset, shall not relieve the Company of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against the Company. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.
2.5.    Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, any Borrower or any other Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company, any Borrower or any other Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.
2.6.    Payments. The Company hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in the applicable Agreed Currency at the office of the Administrative Agent located at 500 Stanton Christiana Road, NCC5, Floor 01, Newark, Delaware 19713-2107 or at such other place and time specified by the Administrative Agent.
2.7.    Keepwell. Each Qualified Keepwell Provider hereby jointly and severally absolutely, unconditionally, and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this guarantee in respect of any Swap Obligation (provided, however, that each Qualified Keepwell Provider shall only be liable under this Section 2.7 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.7, or otherwise under this guarantee, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified Keepwell Provider under this Section 2.7 shall remain in full force and effect until such time as the Loans, the Reimbursement Obligations and the other Obligations shall have been paid in full (other than unasserted contingent obligations not yet due and payable), the Commitments have been terminated and no Letters of Credit shall be outstanding. Each Qualified Keepwell Provider intends that this Section 2.7 constitute, and this Section 2.7 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
SECTION 3.    DOMESTIC SUBSIDIARY GUARANTEE
3.1.    Domestic Subsidiary Guarantee
(a)    Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Company and its Subsidiaries when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (other than with respect to any Guarantor any Excluded Swap Obligations of such Guarantor).
(b)    Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 3.2).
(c)    Each Guarantor agrees that the Obligations either solely or collectively, may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 3 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.
(d)    The guarantees contained in this Section 3 shall remain in full force and effect until all the Obligations and the obligations of each Guarantor under the guarantees contained in this Section 3 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments and Loans shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement, the Company and its Subsidiaries may be free from any Obligations.
(e)    No payment made by the Company, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations) remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments and Loans are terminated.
3.2.    Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 3.3. The provisions of this Section 3.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.
3.3.    No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the

Administrative Agent and the Lenders by the Company or any Subsidiary on account of the Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments and Loans are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.
3.4.    Amendments, Etc. with respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Obligations continued, and the Obligations or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in this Section 3 or any property subject thereto.
3.5.    Guarantees Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon any of the guarantees contained in this Section 3 or acceptance of the guarantees contained in this Section 3; the Obligations and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 3; and all dealings between the Company and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 3. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that the guarantees contained in this Section 3 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Obligations, or of such Guarantor under the guarantee contained in this Section 3, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Company, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
3.6.    Reinstatement. The guarantees contained in this Section 3 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations, is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.
3.7.    Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars or the applicable Agreed Currency at the office of the Administrative Agent located at 500 Stanton Christiana Road, NCC5, Floor 01, Newark, Delaware 19713-2107 or at such other place and time specified by the Administrative Agent.
3.8.    Keepwell. Each Qualified Keepwell Provider hereby jointly and severally absolutely, unconditionally, and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this guarantee in respect of any Swap Obligation (provided, however, that each Qualified Keepwell Provider shall only be liable under this Section 3.8 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 3.8, or otherwise under this guarantee, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified Keepwell Provider under this Section 3.8 shall remain in full force and effect until such time as the Loans, the Reimbursement Obligations and the other Obligations shall have been paid in full (other than unasserted contingent obligations not yet due and payable), the Commitments have been terminated and no Letters of Credit shall be outstanding. Each Qualified Keepwell Provider intends that this Section 3.8 constitute, and this Section 3.8 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
SECTION 4.    GRANT OF SECURITY INTEREST
Subject to Section 9.15, each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations:

(a)    all Receivables;
(b)    all Equipment;
(c)    all Inventory;
(d)    all Pledged Stock;
(e)    all Intellectual Property;
(f)    the Pledged Note;
(g)    all books and records pertaining to the Collateral; and
(h)    to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing.
Notwithstanding any of the other provisions set forth in this Section 4, this Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Pledged Stock, any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law. For the avoidance of doubt, the grant of a security interest herein shall not be deemed to be an assignment of Intellectual Property rights owned by the Grantors.
Without limiting the foregoing, each of the Grantors that is a party to the Existing Guarantee and Collateral Agreement hereby regrants, confirms, ratifies and reaffirms the security interest granted to the Administrative Agent, for the benefit of the Secured Parties, pursuant to the Existing Guarantee and Collateral Agreement and agrees that such security interest (including, without limitation, any filings made in connection therewith) remains in full force and effect and is hereby ratified, reaffirmed and confirmed.
SECTION 5.    REPRESENTATIONS AND WARRANTIES
To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Company and each Subsidiary Borrower thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that other than during any Unsecured Period:
5.1.    Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement.
5.2.    Perfected First Priority Liens. The security interests granted pursuant to this Agreement will constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for the Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor (other than Inventory sold by such Grantor in the ordinary course of business and except as otherwise permitted by the Credit Agreement), to the extent that perfection or enforceability against third parties is obtainable by completion of the filings and other actions set forth on Schedule 3 or any similar filings or other actions in other jurisdictions in the United States of America and are prior to all other Liens on the Collateral which have priority over the Liens on the Collateral by operation of law and other Liens on the Collateral permitted by the Credit Agreement.
5.3.    Jurisdiction of Organization. On the Effective Date, such Grantor’s jurisdiction of organization and identification number from the jurisdiction of organization (if any) are set forth on Schedule 3. Such Grantor has furnished to the Administrative Agent a certified charter, certificate of incorporation or other organizational document and good standing certificate as of a date which is recent to the Effective Date.
5.4.    Domestic Subsidiaries. On the Effective Date, Schedule 4 sets forth a true and complete list of the Domestic Subsidiaries.
5.5.    Pledged Stock.
(a)    The shares of the Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.
(b)    All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.
(c)    Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and except as permitted under Section 6.01 of the Credit Agreement.
5.6.    Receivables. During any Full Security Period,
(a)    None of the obligors on any Receivables (other than Receivables which, when taken together with all other Receivables of each Grantor, have an aggregate value less than or equal to $25,000,000) is a Governmental Authority.
(b)    The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate in all material respects.
5.7. Intellectual Property.

(a) Schedule 6 lists all of the following Intellectual Property as of the Effective Date, to the extent owned by such Grantor in its own name: (i) issued Patents and pending Patent applications, (ii) trademarks, service marks and trade dress registered with the United States Patent and Trademark Office, and applications for the registration thereof, and (iii) registered Copyrights, and applications to register Copyrights. All Material Intellectual Property is recorded or in the process of being recorded in the name of such Grantor. Except as set forth on Schedule 6, such Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to all Material Intellectual Property owned by such Grantor, in each case free and clear of all Liens other than Permitted Liens.

(b) Except as set forth on Schedule 6, all Material Intellectual Property of such Grantor is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and such Grantor has performed in all material respects all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Copyrights, Patents and Trademarks of such Grantor constituting Material Intellectual Property in full force and effect, unless, to the extent that such Intellectual Property no longer constitutes Material Intellectual Property, such Grantor has reasonably determined that the preservation thereof is no longer desirable in the conduct of such Grantor’s business.

(c) Except as could not reasonably be expected to have a Material Adverse Effect, (i) no action or proceeding is pending, or, to the knowledge of a Responsible Officer of such Grantor, threatened, alleging that such Grantor, or the conduct of such Grantor’s business, infringes, misappropriates, dilutes, or otherwise violates the intellectual property rights of any other Person, and (ii) to the knowledge of a Responsible Officer of such Grantor, no Person is engaging in any activity that infringes, misappropriates, dilutes or violates any Intellectual Property of such Grantor.

(d) Such Grantor controls the nature and quality of all products sold and all services rendered under or in connection with all Trademarks of such Grantor that constitute Material Intellectual Property, in each case consistent with industry standards, and has taken commercially reasonable measures to ensure that all licensees of all such Trademarks comply with such Grantor’s standards of quality.

(e) Such Grantor has been using appropriate statutory notice of registration in connection with its use of registered Trademarks, appropriate notice of its trademark rights in common law Trademarks, proper marking practices in connection with its Patents, and appropriate notice of copyright in connection with the publication of its Copyrights, in each case, to the extent such Trademarks, Patents or Copyrights constitute Material Intellectual Property.

(f) The consummation of the transactions contemplated by this Agreement will not result in the termination, limitation or other material impairment of any of such Grantor’s rights in its Material Intellectual Property.

(g) Such Grantor has taken commercially reasonable steps to protect the confidentiality of its Trade Secrets in accordance with industry standards. Except as could not reasonably be expected to have a Material Adverse Effect, (i) none of the Trade Secrets of such Grantor has been used, divulged, disclosed or misappropriated to the detriment of such Grantor for the benefit of any other Person, (ii) no employee, independent contractor or agent of such Grantor has misappropriated any trade secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor and (iii) no employee, independent contractor or agent of such Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Grantor’s Intellectual Property.

5.8. Pledged Note. The Pledged Note has been, to the knowledge of the Company, duly authorized, authenticated, issued, and delivered and is the legal, valid and binding obligation of the issuer thereof enforceable in accordance with its terms and is not in default.

SECTION 6.    COVENANTS
Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments and Loans shall have terminated (other than Unliquidated Obligations), other than during any Unsecured Period,
6.1.    Delivery of Certificated Securities. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Certificated Security, such Certificated Security shall be promptly delivered to the Administrative Agent, duly indorsed (including by delivery of related stock powers) in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.
6.2.    Maintenance of Insurance. During any Full Security Period,
(a)    Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Administrative Agent and (ii) to the extent requested by the Administrative Agent, insuring such Grantor, the Administrative Agent and the Lenders against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Administrative Agent and the Lenders.
(b)    All such insurance shall name the Administrative Agent as insured party or loss payee.
(c)    At the request of the Administrative Agent, the Company shall deliver to the Administrative Agent (for distribution to the Lenders) a certificate of insurance from a reputable insurance broker with respect to such insurance.
6.3.    Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon a material portion of the Collateral or in respect of income or profits therefrom, as well as all claims of any kind against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.
6.4.    Maintenance of Perfected Security Interest; Further Documentation. Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 5.2 and shall take commercially reasonable steps to defend such security interest against the claims and demands of all Persons whomsoever other than with respect to liens permitted by the Credit Agreement.
6.5.    Notices. The Company will advise the Administrative Agent (who will advise the Lenders) promptly, in reasonable detail, of:
(a)    any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any material portion of the Collateral which would materially and adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and
(b)    the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.
(c)    At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Pledged Stock and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto.
6.6.    Pledged Stock.
(a)    If such Grantor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer which is a direct or indirect Domestic Subsidiary of such Grantor and which is Pledged Stock, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed (including by delivery of related stock or bond powers) by such Grantor to the Administrative Agent, if required by the Credit Agreement, together with an undated stock power covering such certificate duly executed in blank by such Grantor to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Except as otherwise permitted by the Credit Agreement, after an Event of Default has occurred and any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for such Obligations except to the extent permitted under Section 7.3. If any sums of money or property so paid or distributed in respect of the Collateral upon the liquidation or dissolution of any issuer not permitted by the Credit Agreement shall be received by such

Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.
Without the prior written consent of the Administrative Agent or unless not otherwise prohibited by the Credit Agreement, such Grantor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral (except pursuant to a transaction not prohibited by the Credit Agreement), (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement or otherwise permitted by the Credit Agreement or (iii) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Collateral.
In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Stock issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 6.5 with respect to the Pledged Stock issued by it and (iii) the terms of Sections 7.3(c) and 7.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 7.3(c) or 7.7 with respect to the Pledged Stock issued by it.
6.7.    Receivables. During any Full Security Period,
(a)    Other than in the ordinary course of business, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable, in each case, in any manner that could materially adversely affect the value thereof.
(b)    Anything contained in this Agreement to the contrary notwithstanding, the Grantors, or any of them, shall have the right to enter into one or more Receivables Purchase Facilities, as contemplated by the Credit Agreement, and the Administrative Agent shall execute any and all documents reasonably necessary to release its security interest in the Receivables which become Sold Receivables Assets upon the consummation of such Receivables Purchase Facility(ies).
6.8. Intellectual Property.

(a) Such Grantor will not do any act or omit to do any act whereby any Material Intellectual Property may lapse, become abandoned, cancelled, dedicated to the public, forfeited, or otherwise impaired, or abandon any application or any right to file an application for a Copyright, Patent, or Trademark constituting Material Intellectual Property; provided that no Grantor shall be required to preserve any Intellectual Property that no longer constitutes Material Intellectual Property if such Grantor reasonably determines that the preservation thereof is no longer desirable in the conduct of such Grantor’s business.
(b) Such Grantor agrees that, should it hereafter (i) obtain an ownership interest in any item of Intellectual Property, (ii) file (either by itself or through any agent, employee, licensee, or designee) any application for the registration or issuance of any Intellectual Property with the United

States Patent and Trademark Office or the United States Copyright Office or (iii) file an accepted Statement of Use or Amendment to Allege Use with respect to any “intent-to-use” Trademark application (the items in clauses (i), (ii) and (iii), collectively, the “After-Acquired Intellectual Property”), then the provisions of Section 4 shall automatically apply thereto, and any such After-Acquired Intellectual Property shall automatically become part of the Collateral, and such Grantor shall give prompt (and, in any event simultaneously with delivery of the compliance certificate required by Section 5.02(a) of the Credit Agreement for the fiscal quarter in which such Grantor acquires such ownership interest) written notice thereof to the Administrative Agent in accordance herewith, and shall promptly take the actions specified in Section 6.8(c) with respect thereto.
(c) Such Grantor shall execute Intellectual Property Security Agreements with respect to the Intellectual Property included in the Collateral as of the date hereof, as well as any After-Acquired Intellectual Property, in substantially the form of Annexes 2, 3 or 4, as applicable, in order to record the security interest granted herein to the Administrative Agent for the benefit of the Secured Parties with the United States Patent and Trademark Office or the United States Copyright Office, as applicable.
(d) Such Grantor shall use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or may in any way materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any property that constitutes Intellectual Property.
(e) Such Grantor shall promptly notify the Administrative Agent if a Responsible Officer of such Grantor knows that any item of Material Intellectual Property may become (i) abandoned or dedicated to the public or placed in the public domain, (ii) invalid or unenforceable, (iii) subject to any adverse determination or development regarding such Grantor’s ownership, registration or use or the validity or enforceability of such item of Intellectual Property (including the institution of, or any adverse development with respect to, any action or proceeding in the United States Patent and Trademark Office or the United States Copyright Office, or any court) or (iv) the subject of any reversion or termination rights.
(f) Such Grantor shall (and shall require its licensees to) use proper notice of its Intellectual Property rights in connection with the use of any of its Material Intellectual Property.
(g) Such Grantor shall not infringe, misappropriate, dilute, or otherwise violate the Intellectual Property rights of any other Person in any manner which could reasonably be expected to have a Material Adverse Effect. In the event that any Person initiates, or threatens in writing to initiate, any action or proceeding alleging that such Grantor, or the conduct of such Grantor’s business, infringes, misappropriates, dilutes, or otherwise violates the Intellectual Property of any other Person, and such action or proceeding could reasonably be expected to have a Material Adverse Effect, such Grantor shall promptly notify the Administrative Agent after a Responsible Officer of such Grantor has knowledge thereof.
(h) In the event that any Material Intellectual Property owned by or exclusively licensed to any Grantor is infringed, misappropriated, diluted or otherwise violated by another Person, such Grantor shall (i) promptly take all reasonable actions to protect and enforce its rights in such Intellectual Property and (ii) promptly notify the Administrative Agent after a Responsible Officer of such Grantor has knowledge thereof.

(i) Such Grantor shall take commercially reasonable steps to protect the confidentiality of all Trade Secrets constituting Material Intellectual Property.
(j) [Reserved].
(k) To the extent that any Grantor’s ownership of any issued, registered or applied for Intellectual Property (other than any Intellectual Property listed under the heading “Copyrights” on Schedule 6 and noted with an asterisk (*)) included in the Collateral is not accurately reflected in the public records of the United States Patent and Trademark Office or the United States Copyright Office, as applicable, or to the extent there are any gaps or other deficiencies in the chain of title of such Intellectual Property in the public records of the United States Patent and Trademark Office or the United States Copyright Office, such Grantor agrees to use commercially reasonable efforts to promptly (i) execute and record such documents or other instruments and (ii) take such other actions reasonably required by the Administrative Agent, in each case to clean up the chain of title and to accurately reflect such Grantor’s ownership of such Intellectual Property in the public records of the United States Patent and Trademark Office and the United States Copyright Office. Each Grantor will use commercially reasonable efforts to complete the foregoing within 120 days following the Effective Date (or such later date as is agreed to by the Administrative Agent in its reasonable discretion).
6.9. Pledged Note. Notwithstanding anything to the contrary set forth in any Loan Document, the Company covenants and agrees that it shall not sell, assign, convey, contribute, dispose of or otherwise transfer, or (other than pursuant to the terms of this Agreement) grant or suffer to exist any Lien upon, any of its right, title or interest in the Pledged Note to any other Grantor, any Subsidiary, any Affiliate or any other Person.
SECTION 7.    REMEDIAL PROVISIONS

7.1.    Certain Matters Relating to Receivables. During any Full Security Period,
(a)    The Administrative Agent shall have the right after the occurrence and during the continuance of an Event of Default to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time and from time to time, after the occurrence and during the continuance of an Event of Default, upon the Administrative Agent’s request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.
(b)    The Administrative Agent hereby authorizes each Grantor to collect such Grantor’s Receivables, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section 7.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.
(c)    At the Administrative Agent’s request, after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.
7.2.    Communications with Obligors; Grantors Remain Liable. During any Full Security Period,
(a)    The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Receivables.
(b)    Upon the written request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on its Receivables that the Receivables have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent.
(c)    Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
7.3.    Pledged Stock
(a)    Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 7.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock, to the extent not prohibited by the Credit Agreement, to pay and declare dividends to the extent permitted by the Credit Agreement and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which would result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.
(b)    If an Event of Default shall occur and be continuing and the Administrative Agent shall give written notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Stock and make application thereof to the Obligations in accordance with Section 7.5 below, and (ii) any or all of the Pledged Stock shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Stock at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.
(c)    Each Grantor hereby authorizes and instructs each Issuer of any Pledged Stock or Pledged Note pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Stock or the Pledged Note directly to the Administrative Agent.
7.4.    Proceeds to be Turned Over To Administrative Agent. If an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent under this Section 7.4 shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 7.5.
7.5.    Application of Proceeds. At such intervals as may be agreed upon by the Company and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order:
First, to pay incurred and unpaid fees and expenses of the Administrative Agent under the Loan Documents;
Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then due and owing and remaining unpaid to the Secured Parties;

Third, to the Administrative Agent, for application by it towards prepayment of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then held by the Secured Parties; and
Fourth, any balance remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have been terminated shall be paid over to the Company or to whomsoever may be lawfully entitled to receive the same.
Notwithstanding the foregoing, no amounts received from any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor.
7.6.    Code and Other Remedies.
(a)    If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 7.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, in accordance with Section 7.5 of this Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.
(b) In the event of any Disposition of any of the Intellectual Property, the goodwill of the business connected with and symbolized by any Trademarks subject to such Disposition shall be included, and the applicable Grantor shall supply the Administrative Agent or its designee with such

Grantor’s know-how and expertise, and with documents and things embodying the same, relating to the exploitation of such Intellectual Property, including the manufacture, distribution, advertising and sale of products or the provision of services under such Intellectual Property, and such Grantor’s customer lists and other records and documents relating to such Intellectual Property and to the manufacture, distribution, advertising and sale of such products and services.

(c) For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Section 7.6 (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, sell, assign, license out, convey, transfer or grant options to purchase any Collateral) at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, to the extent it has the right to do so (i) an irrevocable, nonexclusive, and assignable license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks, to use, practice, license, sublicense, and otherwise exploit any and all intellectual property now or hereafter owned or licensed by such Grantor (which license shall include access to all media in which any of the licensed items may be recorded or stored and to all software and programs used for the compilation or printout thereof) and (ii) an irrevocable license (without payment of rent or other compensation to such Grantor) to use, operate and occupy all real property owned, operated, leased, subleased, or otherwise occupied by such Grantor.

7.7.    Registration Rights
(a)    If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 7.6, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.
(b)    Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.
(c)    Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 7.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 7.7 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 7.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.
7.8.    Deficiency. Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.
SECTION 8.    THE ADMINISTRATIVE AGENT
8.1.    Administrative Agent’s Appointment as Attorney-in-Fact, Etc.
(a)    Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:
(i)    in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;
(ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Secured Parties’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)    pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)    execute, in connection with any sale provided for in Section 7.6 or 7.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and
(v)    (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; ; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the Lenders’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 8.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 8.1(a) unless an Event of Default shall have occurred and be continuing.
(b)    If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.
(c)    The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 8.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.
(d)    All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.
8.2.    Duty of Administrative Agent. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession is to comply with Section 9-207 of the New York UCC. Neither the Administrative Agent, any Lender nor

any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent’s and the Lenders’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.
8.3.    Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement solely with respect to the Collateral made prior to the Effective Date. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.
8.4. Further Assurances. Each Grantor agrees that from time to time, at the expense of such Grantor, it shall promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(a) file such financing or continuation statements, or amendments thereto, record security interests in Intellectual Property and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Administrative Agent may reasonably request, in order to effect, reflect, perfect and preserve the security interests granted or purported to be granted hereby; and

(b) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in any Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or issued or in which an application for registration or issuance is pending, including, without limitation, the United States Patent and Trademark Office and the United States Copyright Office.

8.5.    Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.
SECTION 9.    MISCELLANEOUS
9.1.    Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.02 of the Credit Agreement.
9.2.    Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 9.01 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.
9.3.    No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 9.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
9.4.    Expenses; Indemnity
(a)    Each Grantor agrees to pay or reimburse each Lender and the Administrative Agent and its Affiliates for all its reasonable and documented out-of-pocket expenses incurred in collecting against such Grantor under the guarantees contained in Section 2 or 3, as applicable, or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Grantor is a party, including, without limitation, the reasonable and documented fees, charges and disbursements of one primary counsel (and specialist counsel as may reasonably be required by the Administrative Agent and one additional local counsel in each applicable jurisdiction) for the Administrative Agent (whether or not the transactions contemplated hereby shall be consummated).
(b)    Each Grantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel, incurred by or asserted against any such Grantor arising out of, in connection with, or as a result the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Company would be required to do so pursuant to Section 9.03 of the Credit Agreement.
(c)    The agreements in this Section 9.4 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof.

9.5.    Successors and Assigns. This provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby or by the express terms of the Credit Agreement; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.
9.6.    Right of Set-Off. If an Event of Default shall have occurred and be continuing, the Administrative Agent and each Lender and their Affiliates, is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final and in whatever currency denominated), at any time held and the other obligations at any time owing by the Administrative Agent or such Lender or their respective Affiliates to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of such Grantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Lender may elect. The Administrative Agent and each Lender shall notify such Grantor promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section 9.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have; provided, that to the extent prohibited by applicable law as described in the definition of “Excluded Swap Obligation”, no amounts received from , or set off with respect to, any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor.
9.7.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record

9.8.    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
9.9.    Section Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

9.10.    Integration. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and thereof, and supersede any and all previous agreements and understandings, oral or written, relating to the matter hereof. There are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.
9.11.    GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
9.12.    Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:
(a)    submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such Federal (to the extent permitted by law) or New York State court;
(b)    waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each Grantor hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court;
(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to such Grantor at its address referred to in Section 9.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;
(d)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
(e)    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, indirect, consequential or punitive damages.
9.13.    Acknowledgments. Each Grantor hereby acknowledges that:
(a)    it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;
(b)    neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
(c)    no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.
9.14.    Additional Guarantors and Grantors. Each Domestic Subsidiary that is required to become a party to this Agreement pursuant to Section 5.11(b) of the Credit Agreement shall become a Guarantor and Grantor for all purposes of this Agreement upon execution and delivery by such Domestic Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.
9.15.    Releases; Reinstatement.
(a)     At such time as the Loans, the Reimbursement Obligations and the other Obligations shall have been paid in full (other than unasserted contingent obligations not yet due and payable), the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.
(b)    If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then such Collateral shall be sold free and clear of any liens created by this Agreement and the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Company, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Company shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Company stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.
(c)    At such time as the Specified Conditions shall be in effect, the Company shall have the right by written notice to the Administrative Agent to require all Collateral be released from any security interest created hereby. On any such date (a “Ratings Release Date”), all rights to the Collateral shall transfer and revert to the Company and the Guarantors (the period from and after any such date (and prior to a reinstatement required pursuant to Section 9.15(d)), an “Unsecured Period”). On any such Ratings Release Date, the Grantors shall be authorized and the Administrative Agent hereby authorizes each Grantor, to prepare and record UCC termination statements with respect to any financing statements recorded by the Administrative Agent hereunder. At the request and sole expense of the Company following a Ratings Release Date, the Administrative Agent shall deliver to the Company any Collateral (including certificates representing the Pledged Stock) held by the Administrative Agent hereunder, and execute and deliver to the Company such documents as the Company shall reasonably request to evidence such termination.
(d)    Notwithstanding clause (c) of this Section 9.15, in the event that the Specified Conditions shall no longer be in effect at any time during an Unsecured Period, the Collateral shall be reinstated in full within sixty days of such event, along with any necessary UCC filings, modifications to the Schedules hereto and such other actions requested by the Administrative Agent as are reasonably necessary to grant a first priority perfected security interest (subject to Liens otherwise permitted by this Agreement and the Credit Agreement) in such Collateral.
9.16.    Conflict of Laws. Notwithstanding anything to the contrary herein, in the event that any provision of any pledge, charge or foreign equivalent executed by any Foreign Subsidiary and governed by the laws of the applicable foreign jurisdiction is inconsistent with any corresponding provision in this Agreement, the provision in such pledge, charge or foreign equivalent shall govern.
9.17.    WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
9.18    Amendment and Restatement. Each Grantor party to the Existing Guarantee and Collateral Agreement affirms its duties and obligations under the terms and conditions of the Existing Guarantee and Collateral Agreement, and agrees that its obligations outstanding under the Existing Guarantee and Collateral Agreement, as amended and restated as of the date hereof by this Agreement, remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Grantor acknowledges and agrees with the Administrative Agent that the Existing Guarantee and Collateral Agreement is amended, restated, and superseded in its entirety pursuant to the terms hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused this Seventh Amended and Restated Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent By /s/ RUPAM AGRAWAL Name: Rupam Agrawal Title: Vice President

Signature Page to Seventh Amended and Restated Guarantee and Collateral Agreement
The Scotts Miracle-Gro Company

THE SCOTTS MIRACLE-GRO COMPANY By: /s/ MARK J. SCHEIWER Name: Mark J. Scheiwer Title: Executive Vice President, Chief Financial Officer and Chief Accounting Officer

THE SCOTTS COMPANY LLC By: /s/ MARK J. SCHEIWER Name: Mark J. Scheiwer Title: Executive Vice President, Chief Financial Officer and Chief Accounting Officer

MIRACLE-GRO LAWN PRODUCTS, INC. By: /s/ MARK J. SCHEIWER Name: Mark J. Scheiwer Title: Executive Vice President, Chief Financial Officer and Chief Accounting Officer

OMS INVESTMENTS, INC. By: /s/ KEVIN M. GROVE Name: Kevin M. Grove Title: Vice President

HYPONEX CORPORATION By: /s/ MARK J. SCHEIWER Name: Mark J. Scheiwer Title: Executive Vice President, Chief Financial Officer and Chief Accounting Officer
Signature Page to Seventh Amended and Restated Guarantee and Collateral Agreement
The Scotts Miracle-Gro Company

SCOTTS PRODUCTS CO. By: /s/ MARK J. SCHEIWER Name: Mark J. Scheiwer Title: Executive Vice President, Chief Financial Officer and Chief Accounting Officer

SCOTTS PROFESSIONAL PRODUCTS CO. By: /s/ MARK J. SCHEIWER Name: Mark J. Scheiwer Title: Executive Vice President, Chief Financial Officer and Chief Accounting Officer

SCOTTS-SIERRA INVESTMENTS LLC By: /s/ BRADFORD K. CHELTON Name: Bradford K. Chelton Title: President and Chief Executive Officer

SWISS FARMS PRODUCTS, INC. By: /s/ KEVIN M. GROVE Name: Kevin M. Grove Title: Vice President

SCOTTS MANUFACTURING COMPANY By: /s/ MARK J. SCHEIWER Name: Mark J. Scheiwer Title: Executive Vice President, Chief Financial Officer and Chief Accounting Officer

Signature Page to Seventh Amended and Restated Guarantee and Collateral Agreement
The Scotts Miracle-Gro Company

SCOTTS TEMECULA OPERATIONS, LLC By: /s/ MARK J. SCHEIWER Name: Mark J. Scheiwer Title: Executive Vice President, Chief Financial Officer and Chief Accounting Officer

SANFORD SCIENTIFIC, INC. By: /s/ MARK J. SCHEIWER Name: Mark J. Scheiwer Title: Executive Vice President, Chief Financial Officer and Chief Accounting Officer

SMG GROWING MEDIA LLC By: /s/ MARK J. SCHEIWER Name: Mark J. Scheiwer Title: Executive Vice President, Chief Financial Officer and Chief Accounting Officer

ROD MCLELLAN COMPANY By: /s/ MARK J. SCHEIWER Name: Mark J. Scheiwer Title: Executive Vice President, Chief Financial Officer and Chief Accounting Officer

Signature Page to Seventh Amended and Restated Guarantee and Collateral Agreement
The Scotts Miracle-Gro Company

SMGM LLC By: /s/ MARK J. SCHEIWER Name: Mark J. Scheiwer Title: Executive Vice President, Chief Financial Officer and Chief Accounting Officer

GENSOURCE, INC. By: /s/ BRADFORD K. CHELTON Name: Bradford K. Chelton Title: Secretary and Treasurer

HAWTHORNE HYDROPONICS LLC By: /s/ BRADFORD K. CHELTON Name: Bradford K. Chelton Title: Vice President and Treasurer

HGCI LLC By: /s/ KEVIN M. GROVE Name: Kevin M. Grove Title: Vice President

THE HAWTHORNE GARDENING COMPANY LLC By: /s/ BRADFORD K. CHELTON Name: Bradford K. Chelton Title: Vice President and Treasurer
Signature Page to Seventh Amended and Restated Guarantee and Collateral Agreement
The Scotts Miracle-Gro Company

SCOTTS LIVE GOODS HOLDINGS, INC. By: /s/ MARK J. SCHEIWER Name: Mark J. Scheiwer Title: Executive Vice President, Chief Financial Officer and Chief Accounting Officer

AEROGROW INTERNATIONAL, INC. By: /s/ MARK J. SCHEIWER Name: Mark J. Scheiwer Title: Executive Vice President, Chief Financial Officer and Chief Accounting Officer

Signature Page to Seventh Amended and Restated Guarantee and Collateral Agreement
The Scotts Miracle-Gro Company

SCHEDULE 1
NOTICE ADDRESS OF EACH GUARANTOR
1. The Scotts Miracle-Gro Company
14111 Scottslawn Road
Marysville, OH 43041
Attn: Dimiter Todorov

2. The Scotts Company LLC
14111 Scottslawn Road
Marysville, OH 43041
Attn: Dimiter Todorov

3. AeroGrow International, Inc.
14111 Scottslawn Road
Marysville, Ohio 43041
Attn: Dimiter Todorov

4. GenSource, Inc.
563 S. Crown Hill Road
Orrville, OH 44667
Attn: Bradford K. Chelton

5. Hawthorne Hydroponics LLC
14111 Scottslawn Road
Marysville, OH 43041
Attn: Dimiter Todorov

6. HGCI LLC
3993 Howard Hughes Parkway, Suite 250
Las Vegas, NV 89169
Attn: Carmel Viado

7. Hyponex Corporation
14111 Scottslawn Road
Marysville, OH 43041
Attn: Dimiter Todorov

8. Miracle-Gro Lawn Products, Inc.
14111 Scottslawn Road
Marysville, OH 43041
Attn: Dimiter Todorov

9. OMS Investments, Inc.
3993 Howard Hughes Parkway, Suite 250
Las Vegas, NV 89169-6754
Attn: Carmel Viado

10. Rod McLellan Company
14111 Scottslawn Road
Marysville, OH 43041
Attn: Dimiter Todorov

11. Sanford Scientific, Inc.
14111 Scottslawn Road
Marysville, OH 43041
Attn: Dimiter Todorov

12. Scotts Live Goods Holdings, Inc.
14111 Scottslawn Road
Marysville, Ohio 43041
Attn: Dimiter Todorov

13. Scotts Manufacturing Company
14111 Scottslawn Road
Marysville, OH 43041
Attn: Dimiter Todorov

14. Scotts Products Co.
14111 Scottslawn Road
Marysville, OH 43041
Attn: Dimiter Todorov

15. Scotts Professional Products Co.
14111 Scottslawn Road
Marysville, OH 43041
Attn: Dimiter Todorov

16. Scotts Temecula Operations, LLC
14111 Scottslawn Road
Marysville, OH 43041
Attn: Dimiter Todorov

17. Scotts-Sierra Investments LLC
14111 Scottslawn Road
Marysville, OH 43041
Attn: Bernard Asirifi

18. SMG Growing Media LLC
14111 Scottslawn Road
Marysville, OH 43041
Attn: Dimiter Todorov

19. SMGM LLC
14111 Scottslawn Road
Marysville, OH 43041
Attn: Dimiter Todorov

20. Swiss Farms Products, Inc.
3993 Howard Hughes Parkway, Suite 250
Las Vegas, NV 89169-6754
Attn: Carmel Viado

21. The Hawthorne Gardening Company LLC
14111 Scottslawn Road
Marysville, OH 43041
Attn: Dimiter Todorov

SCHEDULE 2

DESCRIPTION OF PLEDGED STOCK

1.    Pledged Stock of Domestic Subsidiaries

Issuer	Owner	Class of Stock	Certificate No.	No. of Shares
The Scotts Company LLC	The Scotts Miracle-Gro Company	Limited liability company interest (not certificated)	N/A	N/A
AeroGrow International, Inc.	SMG Growing Media LLC	Common stock, without par value	2	100
GenSource, Inc.	The Scotts Miracle-Gro Company	Common stock, without par value	1	100
Hawthorne Hydroponics LLC	The Hawthorne Gardening Company LLC	Limited liability company interest (not certificated)	N/A	N/A
HGCI LLC	SMG Growing Media LLC	Limited liability company interest (not certificated)	N/A	N/A
Hyponex Corporation	SMG Growing Media LLC	Common stock, $.01 par value	6	100
Miracle-Gro Lawn Products, Inc.	Scotts Manufacturing Company	Voting common stock, without par value	V14	1,000
		Non-voting common stock, without par value	NV12	999.8
OMS Investments, Inc.	The Scotts Miracle-Gro Company	Common stock, $.01 par value	6	100

Rod McLellan Company	SMG Growing Media LLC	Common stock, $.01 par value	190	100
Sanford Scientific, Inc.	The Scotts Miracle-Gro Company	Common stock, without par value	9	99
Scotts Live Goods Holdings, Inc.	The Scotts Miracle-Gro Company	Common stock without par value	1	100
Scotts Manufacturing Company	The Scotts Miracle-Gro Company	Common shares, $.01 par value	3	1,000
Scotts Products Co.	The Scotts Miracle-Gro Company	Common stock without par value	4	100
Scotts Professional Products Co.	The Scotts Miracle-Gro Company	Common stock without par value	4	100
Scotts Temecula Operations, LLC	OMS Investments, Inc.	Limited liability company interest (not certificated)	N/A	N/A
Scotts-Sierra Investments LLC	SMGM LLC	Membership Units	1	100

SMG Growing Media LLC	The Scotts Miracle-Gro Company	Limited liability company interest (not certificated)	N/A	N/A
SMGM LLC	The Scotts Miracle-Gro Company	Limited liability company interest (not certificated)	N/A	N/A
Swiss Farms Products, Inc	The Scotts Miracle-Gro Company	Common stock, $1.00 par value	6	100
The Hawthorne Gardening Company LLC	SMG Growing Media LLC	Limited liability company interest (not certificated)	N/A	N/A

2.    Pledged Stock of Foreign Subsidiaries

Issuer	Owner	Percentage Pledged
Scotts Canada Limited	Scotts-Sierra Investments LLC	65% of Voting Capital Stock, without par value

SCHEDULE 3

JURISDICTION OF ORGANIZATION AND IDENTIFICATION NUMBERS

Company	State	ID Number
The Scotts Miracle-Gro Company	Ohio	1501530
The Scotts Company LLC	Ohio	1503259
AeroGrow International, Inc.	Nevada	C7324-2002
GenSource, Inc.	Ohio	2381889
Hawthorne Hydroponics LLC	Delaware	5658815
HGCI LLC	Nevada	E49163542025-3
Hyponex Corporation	Delaware	2162423
Miracle-Gro Lawn Products, Inc.	New York	1772705 (tax only)
OMS Investments, Inc.	Delaware	2435730
Rod McLellan Company	California	C0358446
Sanford Scientific, Inc.	New York	1072783
Scotts Live Goods Holdings, Inc.	Ohio	4568343
Scotts Manufacturing Company	Delaware	3254934
Scotts Products Co.	Ohio	744802
Scotts Professional Products Co.	Ohio	744807
Scotts Temecula Operations, LLC	Delaware	3426222
Scotts-Sierra Investments LLC	Delaware	2512334
SMG Growing Media LLC	Ohio	1567999
SMGM LLC	Ohio	1504870
Swiss Farms Products, Inc.	Delaware	2948445
The Hawthorne Gardening Company LLC	Delaware	5534679

ACTIONS WITH RESPECT TO PLEDGED STOCK AND OTHER COLLATERAL
Delivery of Pledged Stock to JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), indorsed by an effective indorsement or accompanied by undated stock powers with respect thereto, duly indorsed in blank by an effective indorsement. Additionally, the Administrative Agent shall have made the filings described in Schedules 3.19(ii) and 3.19(iii) of the Credit Agreement.

SCHEDULE 4
DOMESTIC SUBSIDIARIES

NAME	JURISDICTION OF FORMATION
The Scotts Company LLC	Ohio
AeroGrow International, Inc.	Nevada
GenSource, Inc.	Ohio
Hawthorne Hydroponics LLC	Delaware
HGCI LLC	Nevada
Hyponex Corporation	Delaware
Miracle-Gro Lawn Products, Inc.	New York
OMS Investments, Inc.	Delaware
Rod McLellan Company	California
Sanford Scientific, Inc.	New York
Scotts Global Services, Inc.	Ohio
Scotts Live Goods Holdings, Inc.	Ohio
Scotts Manufacturing Company	Delaware
Scotts Oregon Research Station LLC	Ohio
Scotts Products Co.	Ohio
Scotts Professional Products Co.	Ohio
Scotts Temecula Operations, LLC	Delaware
Scotts-Sierra Investments LLC	Delaware
SMG Growing Media LLC	Ohio
SMGM LLC	Ohio
Swiss Farms Products, Inc.	Delaware
The Hawthorne Gardening Company LLC	Delaware
The Scotts Miracle-Gro Foundation[3]	Ohio

________________________
3 The Scotts Miracle-Gro Foundation is a 501(c)(3) corporation.

Schedule 5
SUBSIDIARIES WHOSE CAPITAL STOCK IS NOT PLEDGED
•Scotts Global Services, Inc., an Ohio corporation
•Scotts Oregon Research Station LLC, an Ohio limited liability company
•The Scotts-Miracle Gro Foundation, an Ohio 501(c)(3) corporation
•Agrolux Canada Limited (Canada)
•Hawthorne Canada Limited (Canada)
•Hawthorne Gardening II B.V. (Netherlands)
•Miracle-Gro Tecnologia & Servicios, S. de R.L. de C.V. (Mexico)
•Scotts de Mexico S.A. de C.V. (Mexico)
•Scotts Servicios, S.A. de C.V. (Mexico)
•Scotts Sierra (China) Co. Ltd. (China)
•SMG Gardening (UK) Limited (United Kingdom)
•SMG Germany GmbH (Germany)

Schedule 6

Intellectual Property

COPYRIGHT REGISTRATIONS

Owner	Title	Reg. No.	Reg. Date
AeroGrow International, Inc.	Cascading Petunias Seed Kit.	VA0001674819	09/28/2007
AeroGrow International, Inc.	Cascading Petunias Tending & Harvesting Guide.	TX0006833384	09/28/2007
AeroGrow International, Inc.	Cherry Tomato Seed Kit.	VA0001674791	09/28/2007
AeroGrow International, Inc.	Cherry Tomato Tending & Harvesting Guide.	TX0006833400	09/28/2007
AeroGrow International, Inc.	Chili Pepper Seed Kit.	VA0001676754	09/28/2007
AeroGrow International, Inc.	Chili Pepper Tending & Harvesting Guide.	TX0006833387	09/28/2007
AeroGrow International, Inc.	French Herb Seed Kit.	VA0001674792	09/28/2007
AeroGrow International, Inc.	French Herb Tending & Harvesting Guide.	TX0006833392	09/28/2007
AeroGrow International, Inc.	Gourmet Herb Seed Kit.	VA0001676784	09/28/2007
AeroGrow International, Inc.	Gourmet Herb Tending & Harvesting Guide.	TX0006833397	09/28/2007
AeroGrow International, Inc.	Grow Bulb (1)	VA0001674808	09/28/2007
AeroGrow International, Inc.	Grow Bulb (2)	VA0001674803	09/28/2007
AeroGrow International, Inc.	Herb Appeal	PA0001602428	09/28/2007
AeroGrow International, Inc.	Herb Appeal.	TX0006833380	09/28/2007
AeroGrow International, Inc.	International Basil Seed Kit.	VA0001674793	09/28/2007
AeroGrow International, Inc.	International Basil Tending & Harvesting Guide.	TX0006833407	09/28/2007
AeroGrow International, Inc.	Italian Herb Seed Kit.	VA0001674799	09/28/2007
AeroGrow International, Inc.	Italian Herb Tending & Harvesting Guide.	TX0006833410	09/28/2007
AeroGrow International, Inc.	Japanese Herb Seed Kit.	VA0001674800	09/28/2007
AeroGrow International, Inc.	Japanese Herb Tending & Harvesting Guide.	TX0006833412	09/28/2007
AeroGrow International, Inc.	Master Gardener Deluxe Guide.	TX0006833139	09/28/2007
AeroGrow International, Inc.	Master Gardener Deluxe.	VA0001676787	09/28/2007
AeroGrow International, Inc.	Quick Start Guide	TX0006833376	09/28/2007
AeroGrow International, Inc.	Salad Bar Series Tending & Harvesting Guide.	TX0006833137	09/28/2007
HGCI, Inc.	[Sunlight Garden Supply Logo]	VA0002081218	03/31/2017
HGCI, Inc.	[Sunlight Supply Logo]	VA0002081187	03/31/2017

HGCI, Inc.	2013 Dealer Catalog.	TX0007945055	06/17/2013
HGCI, Inc.	Blockbuster 6 - Photo 01.	VA0001896313	03/17/2004
HGCI, Inc.	Blockbuster 6 - Photos 02-11.	VAu001159533	03/17/2014
HGCI, Inc.	Dealer Catalog 2010-2011.	TX0007357249	10/21/2010
HGCI, Inc.	Dominator 6 - Photo 01, Dominator 8 - Photo 01.	VA0001896332	03/17/2014
HGCI, Inc.	Dominator 6 - Photo 02.	VA0001896335	03/17/2014
HGCI, Inc.	Dominator 6 - Photos 03-04.	VAu001159534	03/17/2014
HGCI, Inc.	Dominator 8 - Photo 02.	VA0001896341	03/17/2014
HGCI, Inc.	Dominator 8 - Photo 03.	VA0001896336	03/17/2014
HGCI, Inc.	Dominator 8 - Photos 04-05.	VAu001159531	03/17/2014
HGCI, Inc.	Econo Wing - Photos 01-04.	VAu001159532	03/17/2014
HGCI, Inc.	Econo Wing - Photos 05-07.	VA0001896333	03/17/2014
HGCI, Inc.	Econo Wing XL - Photo 03.	VA0001896346	03/17/2014
HGCI, Inc.	Econo Wing XL - Photos 01-02.	VA0001896334	03/17/2014
HGCI, Inc.	Econo Wing XL - Photos 04-06.	VAu001159536	03/17/2014
HGCI, Inc.	Flame Defender.	TX0007305645	08/12/2010
HGCI, Inc.	FLO-N-GRO Instruction Manual.	TX0007396572	07/12/2011
HGCI, Inc.	I GROW Ad Campaign - AA Feb '16 Issue (Doak)	TX0008310085	08/22/2016
HGCI, Inc.	I GROW Ad Campaign - AA Jan '16 (Vanboeckel)	TX0008309665	08/19/2016
HGCI, Inc.	Magnificent Seven.	TX0007300296	08/11/2010
HGCI, Inc.	OCEANUS 1 Controller Instruction Manual.	TX0007335959	03/01/2011
HGCI, Inc.	Product Brochure Titan Controls.	TX0008280138	05/20/2016
HGCI, Inc.	Sunlight Supply 09 Dealer Catalog .	TX0007173714	04/27/2010
HGCI, Inc.	Sunlight Supply 2009 Catalog.	TX0007291855	04/16/2009
HGCI, Inc.	Sunlight Supply 2010 Dealer Catalog.	TX0007301510	04/29/2010
HGCI, Inc.	Sunlight Supply 2012 Dealer Catalog.	TX0007521536	04/11/2012
HGCI, Inc.	Sunlight Supply 2014-2015 Dealer Catalog.	TX0007856483	07/01/2014
HGCI, Inc.	Sunlight Supply 2015-2016 Dealer Catalog.	TX0008255203	04/06/2016
HGCI, Inc.	Sunlight Supply 2017 Dealer Catalog.	TX0008383547	03/27/2017
HGCI, Inc.	Sunlight Supply 2017 Product Catalog.	TX0008378253	03/08/2017

HGCI, Inc.	Titan Controls Product Brochure 02292012.	TX0008280136	05/18/2016
HGCI, Inc.	Titan Controls Product Brochure 11272013.	TX0008280134	05/18/2016
HGCI, Inc.	TITAN CONTROLS Product Brochure.	TX0007324827	01/10/2011
HGCI, Inc.	Www.blackopsfilters.com.	TX0008304236	05/26/2016
HGCI, Inc.	Www.buriedtreasureguano.com.	TX0008281926	05/26/2016
HGCI, Inc.	Www.duralastics.com.	TX0008290748	01/18/2017
HGCI, Inc.	Www.ecoplususa.com.	TX0008285581	01/13/2017
HGCI, Inc.	Www.fastfitstands.com.	TX0008289569	01/19/2017
HGCI, Inc.	Www.felizworld.com.	TX0008304234	05/26/2016
HGCI, Inc.	Www.flo-n-gro.net.	TX0008289297	01/18/2017
HGCI, Inc.	Www.galaxyballasts.com.	TX0008297106	05/19/2016
HGCI, Inc.	Www.gro-pro.net.	TX0008285638	01/12/2017
HGCI, Inc.	Www.gro-vision.com.	TX0008296775	02/15/2017
HGCI, Inc.	Www.growers-edge.net.	TX0008281924	05/26/2016
HGCI, Inc.	Www.harvest-keeper.com.	TX0008293782	02/02/2017
HGCI, Inc.	Www.hurricane-fans.com.	TX0008285345	01/12/2017
HGCI, Inc.	Www.hydro-flowproducts.com.	TX0008289558	01/18/2017
HGCI, Inc.	Www.hyper-fans.com.	TX0008286695	01/16/2017
HGCI, Inc.	Www.ideal-air.com.	TX0008297108	01/12/2017
HGCI, Inc.	Www.ideal-air.com.	TX0008390474	04/13/2017
HGCI, Inc.	Www.idealh2o.net.	TX0008290745	01/18/2017
HGCI, Inc.	Www.measuremaster.net.	TX0008281145	05/24/2016
HGCI, Inc.	Www.mother-earthproducts.com.	TX0008296778	02/15/2017
HGCI, Inc.	Www.phreshfilter.com.	TX0008280883	05/20/2016
HGCI, Inc.	Www.powerallproducts.com.	TX0008295035	02/09/2017
HGCI, Inc.	Www.rainmakersprayers.com.	TX0008290740	01/18/2017
HGCI, Inc.	Www.shear-perfection.net.	TX0008295028	02/09/2017
HGCI, Inc.	Www.sunfilmproducts.com.	TX0008296767	02/15/2017
HGCI, Inc.	Www.sun-huts.com.	TX0008281149	05/24/2016
HGCI, Inc.	Www.sunsystemlights.com.	TX0008317459	03/27/2017
HGCI, Inc.	Www.supersprouter.com.	TX0008289562	01/16/2017
HGCI, Inc.	Www.titancontrols.net.	TX0008304230	05/19/2016
HGCI, Inc.	Www.titancontrols.net.	TX0008390076	04/13/2017
HGCI, Inc.	Www.ultrasunlamps.com.	TX0008296756	02/13/2017
OMS Investment, Inc.	Scotts rose food : net weight 2 lb (907 g)	VA0001225397	04/02/2004
OMS Investments, Inc.	12 months harvest / National. A723698 (1976)	A723698 (1976)	1999-04-06

OMS Investments, Inc.	1996 Ortho’s garden planner / MW/NE ed. TX 4-141-306 (1995)	TX 4-141-306 (1995)	1999-04-06
OMS Investments, Inc.	1996 Ortho’s garden planner / S ed. TX 4-141-305 (1995)	TX 4-141-305 (1995)	1999-04-06
OMS Investments, Inc.	1996 Ortho’s garden planner / W ed. TX 4-141-304 (1995)	TX 4-141-304 (1995)	1999-04-06
OMS Investments, Inc.	1997 Ortho’s garden planner / Mid-Atlantic ed. TX 4-403-997 (1996)	TX 4-403-997 (1996)	1999-04-06
OMS Investments, Inc.	1997 Ortho’s garden planner / Midwest ed. TX 4-403-994 (1996)	TX 4-403-994 (1996)	1999-04-06
OMS Investments, Inc.	1997 Ortho’s garden planner / NE ed. TX 4-403-996 (1996)	TX 4-403-996 (1996)	1999-04-06
OMS Investments, Inc.	1997 Ortho’s garden planner / NW ed. TX 4-403-995 (1996)	TX 4-403-995 (1996)	1999-04-06
OMS Investments, Inc.	1997 Ortho’s garden planner / S ed. TX 4-403-998 (1996)	TX 4-403-998 (1996)	1999-04-06
OMS Investments, Inc.	1997 Ortho’s garden planner / SW ed. TX 4-403-993 (1996)	TX 4-403-993 (1996)	1999-04-06
OMS Investments, Inc.	3-Seasons lawn fertilizer kit.	VA0001268314	05/20/2004
OMS Investments, Inc.	A child’s garden / A400086 (1973)	A400086 (1973)	1999-04-06
OMS Investments, Inc.	About tomatoes / S ed. A835341 (1977)	A835341 (1977)	1999-04-06
OMS Investments, Inc.	Affordable landscaping / TX 4-060-448 (1995)	TX 4-060-448 (1995)	1999-04-06
OMS Investments, Inc.	African violets & flowering houseplants / TX 1-864-895 (1986)	TX 1-864-895 (1986)	1999-04-06
OMS Investments, Inc.	All about annuals / TX 784-974 (1981)	TX 784-974 (1981)	1999-04-06
OMS Investments, Inc.	All about azaleas, camellias & rhododendrons / TX 3-375-922 (1992)	TX 3-375-922 (1992)	1999-04-06
OMS Investments, Inc.	All about azaleas, camellias & rhododendrons / TX 4-143-628 (1995)	TX 4-143-628 (1995)	1999-04-06
OMS Investments, Inc.	All about basic home repairs / TX 429-522 (1979)	TX 429-522 (1979)	1999-04-06
OMS Investments, Inc.	All about bulbs / TX 2-120-155 (1987)	TX 2-120-155 (1987)	1999-04-06
OMS Investments, Inc.	All about bulbs / TX 3-375-921 (1992)	TX 3-375-921 (1992)	1999-04-06

OMS Investments, Inc.	All about bulbs / TX 784-973 (1981)	TX 784-973 (1981)	1999-04-06
OMS Investments, Inc.	All about citrus & subtropical fruits / TX 3-375-920 (1992)	TX 3-375-920 (1992)	1999-04-06
OMS Investments, Inc.	All about evergreens / TX 2-480-774 (1986)	TX 2-480-774 (1986)	1999-04-06
OMS Investments, Inc.	All about fertilizers, soils and waters / TX 429-525 (1979)	TX 429-525 (1979)	1999-04-06
OMS Investments, Inc.	All about furniture repair & refinishing / TX 2-252-001 (1988)	TX 2-252-001 (1988)	1999-04-06
OMS Investments, Inc.	All about ground covers / MW/NE ed. TX 058-231 (1978)	TX 58-231 (1978)	1999-04-06
OMS Investments, Inc.	All about ground covers / S ed. TX 058-229 (1978)	TX 058-229 (1978)	1999-04-06
OMS Investments, Inc.	All about ground covers / TX 1-189-626 (1983)	TX 1-189-626 (1983)	1999-04-06
OMS Investments, Inc.	All about ground covers / TX 3-701-206 (1993)	TX 3-701-206 (1993)	1999-04-06
OMS Investments, Inc.	All about ground covers / W ed. TX 058-230 (1978)	TX 58-230 (1978)	1999-04-06
OMS Investments, Inc.	All about growing fruit & berries / MW/NE ed. A835340 (1977)	A835340 (1977)	1999-04-06
OMS Investments, Inc.	All about growing fruit & berries / S ed. A835346 (1977)	A835346 (1977)	1999-04-06
OMS Investments, Inc.	All about growing fruit & berries / TX 1-253-685 (1983)	TX 1-253-685 (1983)	1999-04-06
OMS Investments, Inc.	All about growing fruit & berries / W ed. A835345 (1977)	A835345 (1977)	1999-04-06
OMS Investments, Inc.	All about growing fruits, berries & nuts / TX 2-331-415 (1988)	TX 2-331-415 (1988)	1999-04-06
OMS Investments, Inc.	All about growing fruits, berries & nuts / TX 3-363-121 (1992)	TX 3-363-121 (1992)	1999-04-06
OMS Investments, Inc.	All about growing orchids / TX 3-375-923 (1992)	TX 3-375-923 (1992)	1999-04-06
OMS Investments, Inc.	All about herbs / TX 3-243-375 (1992)	TX 3-243-375 (1992)	1999-04-06
OMS Investments, Inc.	All about houseplants / TX 1-189-627 (1983)	TX 1-189-627 (1983)	1999-04-06
OMS Investments, Inc.	All about houseplants / TX 3-879-477 (1994)	TX 3-879-477 (1994)	1999-04-06
OMS Investments, Inc.	All about landscaping / TX 3-348-620 (1992)	TX 3-348-620 (1992)	1999-04-06

OMS Investments, Inc.	All about landscaping / TX 652-373 (1980)	TX 652-373 (1980)	1999-04-06
OMS Investments, Inc.	All about lawns / MW/NE ed. TX 429-520 (1979)	TX 429-520 (1979)	1999-04-06
OMS Investments, Inc.	All about lawns / Rev. ed. TX 1-864-897 (1986)	TX 1-864-897 (1986)	1999-04-06
OMS Investments, Inc.	All about lawns / Rev. ed. TX 3-879-768 (1994)	TX 3-879-768 (1994)	1999-04-06
OMS Investments, Inc.	All about lawns / S ed. TX 429-519 (1979)	TX 429-519 (1979)	1999-04-06
OMS Investments, Inc.	All about lawns / TX 3-879-768 (1994)	TX 3-879-768 (1994)	1999-04-06
OMS Investments, Inc.	All about lawns / W ed. TX 429-521 (1979)	TX 429-521 (1979)	1999-04-06
OMS Investments, Inc.	All about perennials / TX 3-427-157 (1992)	TX 3-427-157 (1992)	1999-04-06
OMS Investments, Inc.	All about perennials / TX 784-971 (1981)	TX 784-971 (1981)	1999-04-06
OMS Investments, Inc.	All about pickling / National. A723699 (1976)	A723699 (1976)	1999-04-06
OMS Investments, Inc.	All about pruning / TX 147-314 (1978)	TX 147-314 (1978)	1999-04-06
OMS Investments, Inc.	All about pruning / TX 3-481-217 (1992)	TX 3-481-217 (1992)	1999-04-06
OMS Investments, Inc.	All about roses / A835344 (1977)	A835344 (1977)	1999-04-06
OMS Investments, Inc.	All about roses / TX 1-299-793 (1984)	TX 1-299-793 (1984)	1999-04-06
OMS Investments, Inc.	All about roses / TX 3-353-917 (1992)	TX 3-353-917 (1992)	1999-04-06
OMS Investments, Inc.	All about roses / TX 4-122-623 (1995)	TX 4-122-623 (1995)	1999-04-06
OMS Investments, Inc.	All about tomatoes / MW/NE ed. A835342 (1977)	A835342 (1977)	1999-04-06
OMS Investments, Inc.	All about tomatoes / TX 788-718 (1981)	TX 788-718 (1981)	1999-04-06
OMS Investments, Inc.	All about tomatoes / W ed. A835348 (1977)	A835348 (1977)	1999-04-06
OMS Investments, Inc.	All about trees / TX 1-189-628 (1983)	TX 1-189-628 (1983)	1999-04-06
OMS Investments, Inc.	All about vegetables / A409325 (1973)	A409325 (1973)	1999-04-06
OMS Investments, Inc.	All about vegetables / MW/NE ed. A723696 (1976)	A723696 (1976)	1999-04-06

OMS Investments, Inc.	All about vegetables / S ed. A723697 (1976)	A723697 (1976)	1999-04-06
OMS Investments, Inc.	All about vegetables / TX 3-243-374 (1992)	TX 3-243-374 (1992)	1999-04-06
OMS Investments, Inc.	All about vegetables / TX 4-322-399 (1996)	TX 4-322-399 (1996)	1999-04-06
OMS Investments, Inc.	All about vegetables / TX 652-371 (1980)	TX 652-371 (1980)	1999-04-06
OMS Investments, Inc.	Amphibians / (Western environmental science series) A631424 (1971)	A631424 (1971)	1999-04-06
OMS Investments, Inc.	Arranging cut flowers / TX 2-480-773 (1986)	TX 2-480-773 (1986)	1999-04-06
OMS Investments, Inc.	Arranging cut flowers / TX 3-363-125 (1992)	TX 3-363-125 (1992)	1999-04-06
OMS Investments, Inc.	Award-winning small-space gardens / TX 429-526 (1979)	TX 429-526 (1979)	1999-04-06
OMS Investments, Inc.	Basic carpentry techniques / TX 784-972 (1981)	TX 784-972 (1981)	1999-04-06
OMS Investments, Inc.	Basic masonry techniques / TX 1-842-890 (1986)	TX 1-842-890 (1986)	1999-04-06
OMS Investments, Inc.	Basic plumbing techniques / TX 3-538-670 (1993)	TX 3-538-670 (1993)	1999-04-06
OMS Investments, Inc.	Basic remodeling techniques / TX 1-253-682 (1983)	TX 1-253-682 (1983)	1999-04-06
OMS Investments, Inc.	Basic wiring techniques / TX 3-538-671 (1993)	TX 3-538-671 (1993)	1999-04-06
OMS Investments, Inc.	Basic wiring techniques / TX 952-476 (1982)	TX 952-476 (1982)	1999-04-06
OMS Investments, Inc.	Basis plumbing techniques / TX 952-477 (1982)	TX 952-477 (1982)	1999-04-06
OMS Investments, Inc.	Beach birds / (Western environmental science series) A619686 (1971)	A619686 (1971)	1999-04-06
OMS Investments, Inc.	Building birdhouses & feeders / TX 3-249-597 (1992)	TX 3-249-597 (1992)	1999-04-06
OMS Investments, Inc.	Building children’s wooden toys / TX 3-363-112 (1992)	TX 3-363-112 (1992)	1999-04-06
OMS Investments, Inc.	Color with annuals / TX 2-258-388 (1988)	TX 2-258-388 (1988)	1999-04-06
OMS Investments, Inc.	Color with annuals / TX 3-249-595 (1992)	TX 3-249-595 (1992)	1999-04-06

OMS Investments, Inc.	Coniferous trees / (Western environmental science series) A619683 (1971)	A619683 (1971)	1999-04-06
OMS Investments, Inc.	Container and hanging gardens / MW/NE ed. A723701 (1976)	A723701 (1976)	1999-04-06
OMS Investments, Inc.	Container and hanging gardens / S ed. A723703 (1976)	A723703 (1976)	1999-04-06
OMS Investments, Inc.	Container and hanging gardens / W ed. A723702 (1976)	A723702 (1976)	1999-04-06
OMS Investments, Inc.	Controlling household pests / TX 3-363-127 (1992)	TX 3-363-127 (1992)	1999-04-06
OMS Investments, Inc.	Controlling lawn & garden insects / TX 2-260-524 (1988)	TX 2-260-524 (1988)	1999-04-06
OMS Investments, Inc.	Controlling lawn & garden insects / TX 3-349-594 (1992)	TX 3-349-594 (1992)	1999-04-06
OMS Investments, Inc.	Controlling weeds / TX 3-243-370 (1991)	TX 3-243-370 (1991)	1999-04-06
OMS Investments, Inc.	Cost-effective home upgrades / TX 3-513-488 (1992)	TX 3-513-488 (1992)	1999-04-06
OMS Investments, Inc.	Creative home landscaping / TX 2-286-667 (1988)	TX 2-286-667 (1988)	1999-04-06
OMS Investments, Inc.	Creative home landscaping / TX 3-401-348 (1992)	TX 3-401-348 (1992)	1999-04-06
OMS Investments, Inc.	Creative Japanese gardens / TX 3-249-596 (1992)	TX 3-249-596 (1992)	1999-04-06
OMS Investments, Inc.	Deck & patio upgrades / TX 3-363-119 (1992)	TX 3-363-119 (1992)	1999-04-06
OMS Investments, Inc.	Deck plans / TX 2-480-775 (1986)	TX 2-480-775 (1986)	1999-04-06
OMS Investments, Inc.	Decorating with houseplants / TX 3-541-102 (1993)	TX 3-541-102 (1993)	1999-04-06
OMS Investments, Inc.	Designing & remodeling bathrooms / TX 3-363-128 (1992)	TX 3-363-128 (1992)	1999-04-06
OMS Investments, Inc.	Designing & remodeling kitchens / TX 3-363-110 (1992)	TX 3-363-110 (1992)	1999-04-06
OMS Investments, Inc.	Do-it-yourself garden construction know-how. MW/NE ed. / A723704 (1976)	A723704 (1976)	1999-04-06
OMS Investments, Inc.	Do-it-yourself garden construction know-how. S ed. / A723705 (1976)	A723705 (1976)	1999-04-06
OMS Investments, Inc.	Do-it-yourself garden construction know-how. W ed. / A723706 (1976)	A723706 (1976)	1999-04-06

OMS Investments, Inc.	Doors, windows & skylights / TX 3-363-111 (1992)	TX 3-363-111 (1992)	1999-04-06
OMS Investments, Inc.	Easy gardening, tips from gardening professionals / TX 4-052-479 (1995)	TX 4-052-479 (1995)	1999-04-06
OMS Investments, Inc.	Easy maintenance gardening / TX 1-253-687 (1983)	TX 1-253-687 (1983)	1999-04-06
OMS Investments, Inc.	Easy vegetable garden plans / TX 4-470-343 (1997)	TX 4-470-343 (1997)	1999-04-06
OMS Investments, Inc.	Energy-saving projects for the home / TX 652-376 (1980)	TX 652-376 (1980)	1999-04-06
OMS Investments, Inc.	Enjoying roses / TX 3-416-349 (1992)	TX 3-416-349 (1992)	1999-04-06
OMS Investments, Inc.	Environmentally friendly gardening, controlling vegetable pests / TX 3-243-373 (1992)	TX 3-243-373 (1992)	1999-04-06
OMS Investments, Inc.	Environmentally friendly gardening, easy composting / TX 3-405-014 (1992)	TX 3-405-014 (1992)	1999-04-06
OMS Investments, Inc.	Finish carpentry basic / TX 3-363-117 (1992)	TX 3-363-117 (1992)	1999-04-06
OMS Investments, Inc.	Finish carpentry techniques / TX 1-253-692 (1983)	TX 1-253-692 (1983)	1999-04-06
OMS Investments, Inc.	First thirty years, the Chevron Chemical Company / TX 24-076 (1978)	TX 24-076 (1978)	1999-04-06
OMS Investments, Inc.	Floor and floor coverings, how to replace and install / TX 1-838-308 (1986)	TX 1-838-308 (1986)	1999-04-06
OMS Investments, Inc.	Floors & floor coverings / TX 3-363-118 (1992)	TX 3-363-118 (1992)	1999-04-06
OMS Investments, Inc.	Flower garden plans / TX 3-243-335 (1992)	TX 3-243-335 (1992)	1999-04-06
OMS Investments, Inc.	Freezing & drying / TX 1-838-309 (1986)	TX 1-838-309 (1986)	1999-04-06
OMS Investments, Inc.	Garden pools & fountains / TX 3-353-923 (1992)	TX 3-353-923 (1992)	1999-04-06
OMS Investments, Inc.	Gardening in containers / TX 1-299-795 (1984)	TX 1-299-795 (1984)	1999-04-06
OMS Investments, Inc.	Gardening in dry climates / TX 3-363-123 (1992)	TX 3-363-123 (1992)	1999-04-06
OMS Investments, Inc.	Gardening shortcuts / MW/NE eds. A590196 (1974)	A590196 (1974)	1999-04-06

OMS Investments, Inc.	Gardening shortcuts / S ed. A590198 (1974)	A590198 (1974)	1999-04-06
OMS Investments, Inc.	Gardening shortcuts / W ed. A590203 (1974)	A590203 (1974)	1999-04-06
OMS Investments, Inc.	Gardening techniques / TX 2-480-771 (1986)	TX 2-480-771 (1986)	1999-04-06
OMS Investments, Inc.	Gardening with color / National. TX 058-233 (1978)	TX 58-233 (1978)	1999-04-06
OMS Investments, Inc.	Greenhouse plants / TX 3-347-876 (1992)	TX 3-347-876 (1992)	1999-04-06
OMS Investments, Inc.	Greenhouses, planning, installing & using greenhouses / TX 3-363-114 (1992)	TX 3-363-114 (1992)	1999-04-06
OMS Investments, Inc.	Home care and upkeep / TX 1-253-683 (1983)	TX 1-253-683 (1983)	1999-04-06
OMS Investments, Inc.	Home workshops / TX 3-363-124 (1992)	TX 3-363-124 (1992)	1999-04-06
OMS Investments, Inc.	House painting / TX 3-401-347 (1992)	TX 3-401-347 (1992)	1999-04-06
OMS Investments, Inc.	House plants indoors/outdoors / National ed. A590200 (1974)	A590200 (1974)	1999-04-06
OMS Investments, Inc.	How to attract birds / TX 1-253-680 (1983)	TX 1-253-680 (1983)	1999-04-06
OMS Investments, Inc.	How to attract birds / TX 4-001-075 (1995)	TX 4-001-075 (1995)	1999-04-06
OMS Investments, Inc.	How to attract hummingbirds & butterflies / TX 3-243-372 (1992)	TX 3-243-372 (1992)	1999-04-06
OMS Investments, Inc.	How to build & use greenhouses / TX 147-313 (1978)	TX 147-313 (1978)	1999-04-06
OMS Investments, Inc.	How to build additions / TX 3-481-218 (1992)	TX 3-481-218 (1992)	1999-04-06
OMS Investments, Inc.	How to design & build children’s play equipment / TX 2-120-156 (1987)	TX 2-120-156 (1987)	1999-04-06
OMS Investments, Inc.	How to design & build children’s play equipment / TX 3-405-216 (1992)	TX 3-405-216 (1992)	1999-04-06
OMS Investments, Inc.	How to design & build decks / TX 4-122-621 (1995)	TX 4-122-621 (1995)	1999-04-06
OMS Investments, Inc.	How to design & build decks and patios / TX 429-524 (1979)	TX 429-524 (1979)	1999-04-06
OMS Investments, Inc.	How to design & build fences and gates / TX 1-842-889 (1986)	TX 1-842-889 (1986)	1999-04-06

OMS Investments, Inc.	How to design & build patios / TX 4-292-569 (1996)	TX 4-292-569 (1996)	1999-04-06
OMS Investments, Inc.	How to design & build sheds / TX 4-292-570 (1996)	TX 4-292-570 (1996)	1999-04-06
OMS Investments, Inc.	How to design & build storage projects / TX 1-253-681 (1983)	TX 1-253-681 (1983)	1999-04-06
OMS Investments, Inc.	How to design & install outdoor lighting / TX 1-842-866 (1986)	TX 1-842-866 (1986)	1999-04-06
OMS Investments, Inc.	How to design & remodel bathrooms / TX 1-253-689 (1983)	TX 1-253-689 (1983)	1999-04-06
OMS Investments, Inc.	How to design & remodel kitchens / TX 1-253-688 (1983)	TX 1-253-688 (1983)	1999-04-06
OMS Investments, Inc.	How to design additions / TX 3-405-017 (1992)	TX 3-405-017 (1992)	1999-04-06
OMS Investments, Inc.	How to design and remodel children’s rooms / TX 3-363-115 (1988)	TX 3-363-115 (1988)	1999-04-06
OMS Investments, Inc.	How to install ceramic tile / TX 3-363-113 (1992)	TX 3-363-113 (1992)	1999-04-06
OMS Investments, Inc.	How to plan & build bookcases, cabinets and shelves / TX 2-252-000 (1988)	TX 2-252-000 (1988)	1999-04-06
OMS Investments, Inc.	How to plan & build bookcases, cabinets and shelves / TX 3-405-016 (1992)	TX 3-405-016 (1992)	1999-04-06
OMS Investments, Inc.	How to plan & remodel attics & basements / TX 2-118-583 (1987)	TX 2-118-583 (1987)	1999-04-06
OMS Investments, Inc.	How to plan & remodel attics & basements / TX 3-405-215 (1992)	TX 3-405-215 (1992)	1999-04-06
OMS Investments, Inc.	How to plan perfect kitchens / TX 3-879-769 (1994)	TX 3-879-769 (1994)	1999-04-06
OMS Investments, Inc.	How to replace & install doors & windows / TX 1-842-867 (1986)	TX 1-842-867 (1986)	1999-04-06
OMS Investments, Inc.	How to replace & install roofs & sidings / TX 1-838-307 (1986)	TX 1-838-307 (1986)	1999-04-06
OMS Investments, Inc.	How to select & care for shrubs & hedges / TX 652-375 (1980)	TX 652-375 (1980)	1999-04-06
OMS Investments, Inc.	How to select, use & maintain garden equipment / TX 784-975 (1981)	TX 784-975 (1981)	1999-04-06
OMS Investments, Inc.	Improving your garden soil / TX 3-401-349 (1992)	TX 3-401-349 (1992)	1999-04-06
OMS Investments, Inc.	Insects / (Western environmental science series) A619684 (1971)	A619684 (1971)	1999-04-06

OMS Investments, Inc.	Interior decorating / TX 3-405-015 (1992)	TX 3-405-015 (1992)	1999-04-06
OMS Investments, Inc.	Interior lighting / TX 3-363-116 (1991)	TX 3-363-116 (1991)	1999-04-06
OMS Investments, Inc.	Landscaping decks, patios & balconies / TX 3-879-770 (1994)	TX 3-879-770 (1994)	1999-04-06
OMS Investments, Inc.	Landscaping plans / TX 3-249-355 (1992)	TX 3-249-355 (1992)	1999-04-06
OMS Investments, Inc.	Landscaping with wildflowers & native plants / TX 2-480-772 (1986)	TX 2-480-772 (1986)	1999-04-06
OMS Investments, Inc.	Mammals / (Western environmental science series) A619685 (1971)	A619685 (1971)	1999-04-06
OMS Investments, Inc.	Miracle-Gro lawn fertilizer plus crabgrass preventer.	VA0001179291	02/26/2003
OMS Investments, Inc.	Orhto’s houseplant encyclopedia / TX 3-537-494 (1993)	TX 3-537-494 (1993)	1999-04-06
OMS Investments, Inc.	Ortho Bug B Gon max: insect killer for lawns: net wt. 10 lb. (4.54 kg)	VA0001260380	12/30/2003
OMS Investments, Inc.	Ortho GroundClear Black Label	VA0002363784	8/28/2023
OMS Investments, Inc.	Ortho Home Defense Label.	VA0002350764	03/24/2023
OMS Investments, Inc.	Ortho home gardener’s problem solver / TX 3-750-841 (1994)	TX 3-750-841 (1994)	1999-04-06
OMS Investments, Inc.	Ortho home repair problem solver / TX 4-130-208 (1995)	TX 4-130-208 (1995)	1999-04-06
OMS Investments, Inc.	Ortho season long grass & weed killer.	VA0001260381	12/30/2003
OMS Investments, Inc.	Ortho’s basic home building / TX 3-372-468 (1992)	TX 3-372-468 (1992)	1999-04-06
OMS Investments, Inc.	Ortho’s complete guide to successful gardening / TX 1-333-694 (1984)	TX 1-333-694 (1984)	1999-04-06
OMS Investments, Inc.	Ortho’s complete guide to successful houseplants / TX 3-416-332 (1992)	TX 3-416-332 (1992)	1999-04-06
OMS Investments, Inc.	Ortho’s computerized gardening / TX 1-836-590 (1986)	TX 1-836-590 (1986)	1999-04-06
OMS Investments, Inc.	Ortho’s guide to creative home landscaping / TX 4-239-921 (1996)	TX 4-239-921 (1996)	1999-04-06
OMS Investments, Inc.	Ortho’s guide to enjoying roses / TX 4-014-554 (1995)	TX 4-014-554 (1995)	1999-04-06

OMS Investments, Inc.	Ortho’s guide to herbs / TX 4-470-344 (1997)	TX 4-470-344 (1997)	1999-04-06
OMS Investments, Inc.	Ortho’s guide to successful houseplants / TX 4-014-555 (1995)	TX 4-014-555 (1995)	1999-04-06
OMS Investments, Inc.	Ortho’s home improvement encyclopedia / TX 1-807-036 (1986)	TX 1-807-036 (1986)	1999-04-06
OMS Investments, Inc.	Outdoor shelter plans, overheads, sheds & gazebos / TX 3-537-498 (1993)	TX 3-537-498 (1993)	1999-04-06
OMS Investments, Inc.	Outdoor storage / TX 1-838-306 (1986)	TX 1-838-306 (1986)	1999-04-06
OMS Investments, Inc.	Painting & wallpapering / TX 1-253-686 (1983)	TX 1-253-686 (1983)	1999-04-06
OMS Investments, Inc.	Painting & wallpapering / TX 4-130-209 (1995)	TX 4-130-209 (1995)	1999-04-06
OMS Investments, Inc.	Parks / (Western environmental science series) A619689 (1971)	A619689 (1971)	1999-04-06
OMS Investments, Inc.	Projects for woodworkers / TX 4-122-622 (1995)	TX 4-122-622 (1995)	1999-04-06
OMS Investments, Inc.	Protecting your garden from animal damage / TX 3-879-478 (1994)	TX 3-879-478 (1994)	1999-04-06
OMS Investments, Inc.	Roofs & sidings / TX 3-363-126 (1992)	TX 3-363-126 (1992)	1999-04-06
OMS Investments, Inc.	Scotts bonus S weed and feed.	VA0001336241	07/06/2005
OMS Investments, Inc.	Scotts Lawn fertilizer with weed control.	VA0001179290	02/26/2003
OMS Investments, Inc.	Scotts Lawn pro manual: 2001.	VA0001219914	04/11/2003
OMS Investments, Inc.	Scotts MaxGuard insect control with lawn fertilizer.	VA0001179292	02/26/2003
OMS Investments, Inc.	Scotts Nature's Care all season lawn fertilizer: net wt. 25 lb (11.3 kg)	VA0001279675	09/30/2004
OMS Investments, Inc.	Scotts Nature's Care all-purpose plant food: net wt. 5 lb (2.26 kg)	VA0001279676	09/30/2004
OMS Investments, Inc.	Scotts Nature's Care houseplant & garden insect killer: net 22 fl. oz. 650 ml.	VA0001279673	09/30/2004
OMS Investments, Inc.	Scotts Nature's Care indoor insect killer: net 22 fl. oz. (650 mL)	VA0001279677	09/30/2004
OMS Investments, Inc.	Scotts Nature's Care weed & grass killer: net 22 fl. oz. 650 mL.	VA0001279674	09/30/2004

OMS Investments, Inc.	Scotts perlite: net contents 8 dry qt (8.8 L): product no. 74278750.	VA0001225872	03/31/2004
OMS Investments, Inc.	Scotts Perlite: net contents 8 dry qt. (8.8 L)	VA0001258334	02/17/2004
OMS Investments, Inc.	Scotts potting soil for African violets. By OMS Investments, Inc.	VA0001249041	02/17/2004
OMS Investments, Inc.	Scotts potting soil for African violets: 4 dry qt. (4.4L)	VA0001207001	03/07/2003
OMS Investments, Inc.	Scotts potting soil for African violets: net contents 4 dry qt (4.4L): product no. 70674.	VA0001225868	03/31/2004
OMS Investments, Inc.	Scotts potting soil for cactus and succulents: net contents 4 dry qt (4.4L): product no. 730747510.	VA0001225869	03/31/2004
OMS Investments, Inc.	Scotts potting soil for cuctus & succulents: net contents 4 dry qt. (4.4 L)	VA0001258335	02/17/2004
OMS Investments, Inc.	Scotts potting soil for seed starting.	VA0001214808	03/07/2003
OMS Investments, Inc.	Scotts potting soil for seed starting. By OMS Investments, Inc.	VA0001259937	04/30/2004
OMS Investments, Inc.	Scotts potting soil plus fertilizer: net wt. 6 lbs (2.72 kg): item no. 10779750.	VA0001225870	03/31/2004
OMS Investments, Inc.	Scotts potting soil plus osmocote.	VA0001214809	03/07/2003
OMS Investments, Inc.	Scotts potting soil plus osmocote. By OMS Investments, Inc.	VA0001259938	04/30/2004
OMS Investments, Inc.	Scotts potting soil. By OMS Investments, Inc.	VA0001249042	02/17/2004
OMS Investments, Inc.	Scotts potting soil: 10 dry qt. (11.01L)	VA0001207000	03/07/2003
OMS Investments, Inc.	Scotts potting soil: net wt. 6 lbs (2.72 kg): item no. 12979751.	VA0001225871	03/31/2004
OMS Investments, Inc.	Scotts sphagnum peat moss: net contents 8 dry qt (8.8 L): product no. 75278750.	VA0001225873	03/31/2004
OMS Investments, Inc.	Scotts sphagnum peat moss: net contents 8 dry qt. (8.8 L)	VA0001258333	02/17/2004
OMS Investments, Inc.	Scotts turf builder lawn fertilizer.	VA0001336240	07/06/2005
OMS Investments, Inc.	Scotts turf builder with halts crabgrass preventer.	VA0001336238	07/06/2005
OMS Investments, Inc.	Scotts turf builder with plus 2 weed control.	VA0001336239	07/06/2005

OMS Investments, Inc.	Scotts turf builder with summerguard.	VA0001336242	07/06/2005
OMS Investments, Inc.	Scotts.	VA0001290763	11/19/2004
OMS Investments, Inc.	Scotty character design.	VA0001219819	04/11/2003
OMS Investments, Inc.	Scotty: Scotts Training Institute.	VA0001185166	02/24/2003
OMS Investments, Inc.	Shade gardening / TX 1-253-684 (1983)	TX 1-253-684 (1983)	1999-04-06
OMS Investments, Inc.	Shade gardening / TX 4-322-398 (1996)	TX 4-322-398 (1996)	1999-04-06
OMS Investments, Inc.	Shrubs and hedges / TX 3-243-376 (1992)	TX 3-243-376 (1992)	1999-04-06
OMS Investments, Inc.	Snakes. (Western environmental science series) A619687 (1971)	A619687 (1971)	1999-04-06
OMS Investments, Inc.	Spas, planning, selecting & installing / TX 3-363-122 (1992)	TX 3-363-122 (1992)	1999-04-06
OMS Investments, Inc.	Successful flower gardening / TX 3-381-994 (1992)	TX 3-381-994 (1992)	1999-04-06
OMS Investments, Inc.	Super Bonus S weed and feed.	VA0001123511	04/02/2002
OMS Investments, Inc.	Super Turf Builder Halts crabgrass preventer.	VA0001123514	04/02/2002
OMS Investments, Inc.	Super Turf Builder lawn fertilizer.	VA0001123508	04/02/2002
OMS Investments, Inc.	Super Turf Builder Plus 2 weed control.	VA0001123509	04/02/2002
OMS Investments, Inc.	Super Turf Builder--Summerguard.	VA0001123513	04/02/2002
OMS Investments, Inc.	Super Winterizer fall lawn fertilizer.	VA0001123510	04/02/2002
OMS Investments, Inc.	Super Winterizer Plus 2 weed control.	VA0001123512	04/02/2002
OMS Investments, Inc.	The birds around us / TX 2-018-559 (1987)	TX 2-018-559 (1987)	1999-04-06
OMS Investments, Inc.	The birds around us / TX 3-403-579 (1992)	TX 3-403-579 (1992)	1999-04-06
OMS Investments, Inc.	The Christmas book / TX 2-251-999 (1988)	TX 2-251-999 (1988)	1999-04-06
OMS Investments, Inc.	The complete book of canning / TX 952-478 (1982)	TX 952-478 (1982)	1999-04-06
OMS Investments, Inc.	The easiest flowers to grow / TX 3-243-334 (1992)	TX 3-243-334 (1992)	1999-04-06
OMS Investments, Inc.	The easiest plants to grow / TX 4-358-971 (1996)	TX 4-358-971 (1996)	1999-04-06
OMS Investments, Inc.	The facts of light about indoor gardening / National ed. A723700 (1976)	A723700 (1976)	1999-04-06

OMS Investments, Inc.	The garden that cares for itself / TX 3-249-593 (1992)	TX 3-249-593 (1992)	1999-04-06
OMS Investments, Inc.	The insect challenge / PA 245-430 (1984)	PA 245-430 (1984)	1999-04-06
OMS Investments, Inc.	The Ortho book of gardening basics / TX 3-376-102 (1992)	TX 3-376-102 (1992)	1999-04-06
OMS Investments, Inc.	The Ortho problem solver / 3rd ed. TX 3-378-394 (1992)	TX 3-378-394 (1992)	1999-04-06
OMS Investments, Inc.	The Ortho problem solver / 4th ed. TX 3-962-184 (1995)	TX 3-962-184 (1995)	1999-04-06
OMS Investments, Inc.	The Ortho problem solver / TX 1-253-693 (1983)	TX 1-253-693 (1983)	1999-04-06
OMS Investments, Inc.	The world of cactus and succulents / National. TX 58-232 (1978)	TX 58-232 (1978)	1999-04-06
OMS Investments, Inc.	The world of trees / MW/NE ed. TX 58-235 (1978)	TX 58-235 (1978)	1999-04-06
OMS Investments, Inc.	The world of trees / S ed. TX 58-234 (1978)	TX 58-234 (1978)	1999-04-06
OMS Investments, Inc.	The world of trees / W ed. TX 58-236 (1978)	TX 58-236 (1978)	1999-04-06
OMS Investments, Inc.	Tide pools / (Western environmental science series) A619688 (1971)	A619688 (1971)	1999-04-06
OMS Investments, Inc.	Upholstering & recovering / TX 3-363-120 (1992)	TX 3-363-120 (1992)	1999-04-06
OMS Investments, Inc.	Weather-wise gardening / S ed. A590202 (1974)	A590202 (1974)	1999-04-06
OMS Investments, Inc.	Weather-wise gardening / W ed. A590199 (1974)	A590199 (1974)	1999-04-06
OMS Investments, Inc.	Western environmental science series; teacher’s manual / A631423 (1971)	A631423 (1971)	1999-04-06
OMS Investments, Inc.	When the good cook gardens / National ed. A590201 (1974)	A590201 (1974)	1999-04-06
OMS Investments, Inc.	Wood projects for the garden / A835343 (1977)	A835343 (1977)	1999-04-06
OMS Investments, Inc.	Wood projects for the garden / TX 2-258-389 (1988)	TX 2-258-389 (1988)	1999-04-06
OMS Investments, Inc.	Wood projects for the garden / TX 3-405-217 (1992)	TX 3-405-217 (1992)	1999-04-06
OMS Investments, Inc.	Wood projects for the home / TX 652-374 (1980)	TX 652-374 (1980)	1999-04-06

OMS Investments, Inc.	World of herbs & spices / TX 147-316 (1978)	TX 147-316 (1978)	1999-04-06
The Scotts Company LLC (a/k/a known as Scotts Company)*	Attracting hummingbirds and butterflies.	TX0005256561	01/22/2001
The Scotts Company LLC (a/k/a known as Scotts Company)*	Complete guide to houseplants.	TX0005900995	01/26/2004
The Scotts Company LLC (a/k/a known as Scotts Company)*	Complete guide to landscaping.	TX0006108362	02/22/2005
The Scotts Company LLC (a/k/a known as Scotts Company)*	Complete guide to orchids.	TX0006110520	02/22/2005
The Scotts Company LLC (a/k/a known as Scotts Company)*	Complete guide to roses.	TX0005904521	01/26/2004
The Scotts Company LLC (a/k/a known as Scotts Company)*	Complete guide to vegetables, fruits & herbs.	TX0005900994	01/26/2004
The Scotts Company LLC (a/k/a known as Scotts Company)*	Container gardening / written by Sally Roth and Pamela K. Peirce; photographed by David Goldberg.	TX0005256559	01/22/2001
The Scotts Company LLC (a/k/a known as Scotts Company)*	Easiest flowers to grow / written by Penelope O'Sullivan ; photographed by Jerry Pavia.	TX0005256558	01/22/2001
The Scotts Company LLC (a/k/a known as Scotts Company)*	Encyclopedia of plant care.	TX0006123964	02/23/2005
The Scotts Company LLC (a/k/a known as Scotts Company)*	Guide to growing beautiful flowers.	TX0006110519	02/22/2005
The Scotts Company LLC (a/k/a known as Scotts Company)*	HGTV Flower gardening: bring home the secrets of great gardens.	TX0005901000	01/26/2004
The Scotts Company LLC (a/k/a known as Scotts Company)*	Miracle-Gro Beautiful gardens made easy.	TX0005901002	01/26/2004
The Scotts Company LLC (a/k/a known as Scotts Company)*	Miracle-Gro beautiful perennials.	TX0006322607	01/27/2006
The Scotts Company LLC (a/k/a known as Scotts Company)*	Miracle-Gro container gardening made easy.	CSN0151791	2005
The Scotts Company LLC (a/k/a known as Scotts Company)*	Miracle-Gro container gardening made easy.	CSN0151791	2006
The Scotts Company LLC (a/k/a known as Scotts Company)*	Miracle-Gro container gardening made easy.	TX0006230778	07/28/2005
The Scotts Company LLC (a/k/a known as Scotts Company)*	Miracle-Gro guide to growing delicious vegetables, fruits & herbs.	TX0006108361	02/22/2005
The Scotts Company LLC (a/k/a known as Scotts Company)*	Miracle-Gro guide to growing healthy houseplants.	TX0006108363	02/22/2005
The Scotts Company LLC (a/k/a known as Scotts Company)*	Miracle-Gro guide to growing stunning trees & shrubs.	TX0006108364	02/22/2005

The Scotts Company LLC (a/k/a known as Scotts Company)*	Miracle-Gro instant gardens.	TX0006322604	01/27/2006
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho all about power tools.	TX0005871057	11/01/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho start-to-finish cabinets & countertops.	TX0005871056	11/01/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about additions.	TX0005339880	01/22/2001
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about annuals. By Meredith Corporation.	TX0005506603	03/22/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about attracting birds / written by Michael McKinley.	TX0005342794	02/2/2001
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about azaleas, camellias & rhododendrons.	TX0005339882	01/22/2001
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about backyard structures / editor, Larry Erickson.	TX0005123052	01/24/2000
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about basements, attics, and bonus rooms.	TX0005477269	02/21/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about bonsai.	TX0005901003	01/26/2004
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about bulbs.	TX0005003303	07/06/1999
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about bulbs. By Meredith Corporation.	TX0005506605	03/22/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about carpentry basics / editor, Larry Erickson.	TX0005123051	01/24/2000
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about deck & patio upgrades / editor, Larry Erickson.	TX0005123049	01/24/2000
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about decks / editor, Larry Erickson.	TX0005123048	01/24/2000
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about dry climate gardening.	TX0005900999	01/26/2004
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about fences and gates / written by Martin Miller.	TX0005342979	01/22/2001
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about finish carpentry basics.	TX0005339877	01/22/2001
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about floors and flooring / written by Martin Miller.	TX0005477270	02/21/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about flowering trees & shrubs / written by Harrison L. Flint.	TX0005477272	02/21/2002

The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about garden pools and fountains / written by Veronica Lorson Fowler and Jamie Beyer.	TX0005003307	07/06/1999
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about garden pools and fountains. By Meredith Corporation.	TX0005506606	03/22/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about greenhouses / editor, Michael McKinley.	TX0005485734	02/20/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about ground covers / written by Katie Lamar Smith.	TX0005342980	01/22/2001
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about herbs / written by Maggie Oster.	TX0005003425	07/06/1999
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about herbs. By Meredith Corporation.	TX0005506601	03/22/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about houseplants.	TX0005007585	07/06/1999
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about landscape construction basics. / editor, Larry Erickson.	TX0005123054	01/24/2000
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about landscape plans / written & photographed by Chuck Crandall and Barbara Crandall.	TX0005003422	07/06/1999
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about landscaping / written by Jo Kellum.	TX0005003305	07/06/1999
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about landscaping decks, patios, and balconies.	TX0005339879	01/22/2001
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about landscaping. By Meredith Corporation.	TX0005506608	03/22/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's all about lawns.	TX0006108365	02/22/2005
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about lawns. By Meredith Corporation.	TX0005506604	03/22/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about masonry basics. / editor, Larry Erickson.	TX0005123055	01/24/2000
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about orchids.	TX0005003306	07/06/1999
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about orchids. By Meredith Corporation.	TX0005506609	03/22/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about patios / editor, Larry Erickson.	TX0005123053	01/24/2000
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about perennials / written by Ann Lovejoy and Jan Riggenbach.	TX0005003423	07/06/1999

The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about perennials. By Meredith Corporation.	TX0005506610	03/22/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's all about plumbing basics.	TX0005127175	01/24/2000
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about pruning / written by Judy Lowe.	TX0005003304	07/06/1999
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about pruning. By Meredith Corporation.	TX0005506611	03/22/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about roofing & siding basics.	TX0005339876	01/22/2001
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about roses / written by Tommy Cairns.	TX0005003309	07/06/1999
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about roses. By Meredith Corporation.	TX0005506612	03/22/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about shrubs and hedges. / written by Penelope O'Sullivan.	TX0005003424	07/06/1999
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about shrubs and hedges. By Meredith Corporation.	TX0005506613	03/22/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about successful perennial gardening / written by Janet Macunovich.	TX0005485735	02/20/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about the easiest roses to grow / written by Tommy Cairns.	TX0005477271	02/21/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about tiling basics.	TX0005339878	01/22/2001
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about trees / written by Jan Johnsen and John C. Fech.	TX0005003421	07/06/1999
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about trees. By Meredith Corporation.	TX0005506614	03/22/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about vegetables. By Meredith Corporation.	TX0005506607	03/22/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about vines and climbers / written by R. William Thomas.	TX0005003308	07/06/1999
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about vines. By Meredith Corporation.	TX0005506615	03/22/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about windows, doors & skylights.	TX0005339881	01/22/2001
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's All about wiring basics / editor, Larry Erickson.	TX0005123050	01/24/2000
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's Home gardener's problem solver	TX0005901004	01/26/2004

The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's Home improvement encyclopedia.	TX0005216385	07/25/2000
The Scotts Company LLC (a/k/a known as Scotts Company)*	Ortho's Landscape plans. By Meredith Corporation.	TX0005506616	03/22/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Scotts lawns: your guide to a beautiful yard / by Nick Christians, with Ashton Ritchie.	TX0005587725	07/19/2002
The Scotts Company LLC (a/k/a known as Scotts Company)*	Scotts Lawnscaping: shape the perfect landscape around your lawn.	TX0005901001	01/26/2004
The Scotts Company LLC (a/k/a known as Scotts Company)*	Scotts See & Do Solutions: Flower gardens.	TX0004122037	03/07/1995
The Scotts Company LLC (a/k/a known as Scotts Company)*	Scotts See & Do Solutions: Lawns and groundcovers.	TX0004122038	03/07/1995
The Scotts Company LLC (a/k/a known as Scotts Company)*	Scotts sprinklers & watering systems.	TX0006122239	02/22/2005
The Scotts Company LLC (a/k/a known as Scotts Company)*	Water gardening / written by Greg and Sue Speichert.	TX0005256560	01/22/2001
The Scotts Company LLC (as successor to The Scotts Company)	COMPLETE GUIDE TO HOUSEPLANTS.	TX0007428846	09/23/2011
The Scotts Company LLC (as successor to The Scotts Company)	COMPLETE GUIDE TO ORCHIDS.	TX0007428861	09/23/2011
The Scotts Company LLC (as successor to The Scotts Company)	COMPLETE GUIDE TO PERENNIALS.	TX0007428852	09/23/2011
The Scotts Company LLC (as successor to The Scotts Company)	COMPLETE GUIDE TO ROSES.	TX0007428848	09/23/2011
The Scotts Company LLC (as successor to The Scotts Company)	COMPLETE GUIDE TO TREES & SHRUBS.	TX0007476957	09/23/2011
The Scotts Company LLC (as successor to The Scotts Company)	COMPLETE GUIDE TO VEGETABLES, FRUITS & HERBS.	TX0007795928	09/23/2011
The Scotts Company LLC (as successor to The Scotts Company)	CONTAINER GARDENS.	TX0007428874	09/23/2011
The Scotts Company LLC (as successor to The Scotts Company)	Creating water gardens.	TX0005718378	06/02/2003
The Scotts Company LLC (as successor to The Scotts Company)	LAWN PROBLEM SOLVER.	TX0007428300	09/23/2011

The Scotts Company LLC (as successor to The Scotts Company)	LAWNS YOUR GUIDE TO A BEAUTIFUL YARD.	TX0007738475	09/23/2011
The Scotts Company LLC (as successor to The Scotts Company)	Lawns.	TX0006322168	01/27/2006
The Scotts Company LLC (as successor to The Scotts Company)	Miracle-gro waterproof: flower problem solver.	TX0006312074	01/27/2006
The Scotts Company LLC (as successor to The Scotts Company)	Miracle-gro waterproof: perennials.	TX0006312076	01/27/2006
The Scotts Company LLC (as successor to The Scotts Company)	Miracle-gro waterproof: vegetables.	TX0006312075	01/27/2006
The Scotts Company LLC (as successor to The Scotts Company)	ORTHO ALL ABOUT CITRUS & SUBTROPICAL FRUITS.	TX0007546073	09/23/2011
The Scotts Company LLC (as successor to The Scotts Company)	ORTHO ALL ABOUT HOUSEPLANTS.	TX0007491475	09/23/2011
The Scotts Company LLC (as successor to The Scotts Company)	ORTHO ALL ABOUT LAWNS.	TX0007491479	09/23/2011
The Scotts Company LLC (as successor to The Scotts Company)	ORTHO ALL ABOUT PALMS.	TX0007429960	09/23/2011
The Scotts Company LLC (as successor to The Scotts Company)	ORTHO ALL ABOUT PERENNIALS.	TX0007491471	09/23/2011
The Scotts Company LLC (as successor to The Scotts Company)	ORTHO ALL ABOUT ROSES.	TX0007491478	09/23/2011
The Scotts Company LLC (as successor to The Scotts Company)	Ortho start-to-finish decks.	TX0005953243	04/26/2004
The Scotts Company LLC (as successor to The Scotts Company)	Ortho start-to-finish landscape construction.	TX0005953244	04/26/2004
The Scotts Company LLC (as successor to The Scotts Company)	Ortho the Complete perennials book.	TX0005718376	06/02/2003
The Scotts Company LLC (as successor to The Scotts Company)	Ortho's All About Additions.	TX0006813602	08/01/2007

The Scotts Company LLC (as successor to The Scotts Company)	Ortho's All about annuals / written by Ann Lovejoy and Leona Holdsworth Openshaw.	TX0005007581	03/22/2002
The Scotts Company LLC (as successor to The Scotts Company)	Ortho's all about building waterfalls, pools, and streams / written by Charles M. Thomas and Richard M. Koogle.	TX0005485552	02/20/2002
The Scotts Company LLC (as successor to The Scotts Company)	Ortho's all about creating Japanese gardens / written by Alvin Horton.	TX0005718377	06/02/2003
The Scotts Company LLC (as successor to The Scotts Company)	Ortho's all about decorative painging.	TX0005485556	02/20/2002
The Scotts Company LLC (as successor to The Scotts Company)	ORTHO'S ALL ABOUT FLOORS AND FLOORING.	TX0006813582	08/01/2007
The Scotts Company LLC (as successor to The Scotts Company)	Ortho's All about houseplants. By Meredith Corporation.	TX0005506602	03/22/2002
The Scotts Company LLC (as successor to The Scotts Company)	Ortho's All about lawns.	TX0005007584	07/06/1999
The Scotts Company LLC (as successor to The Scotts Company)	Ortho's all about painting and wallpapers / by Brian Santos.	TX0005485549	02/20/2002
The Scotts Company LLC (as successor to The Scotts Company)	Ortho's all about plans for beds & borders.	TX0005485551	02/20/2002
The Scotts Company LLC (as successor to The Scotts Company)	Ortho's all about shade gardening / written by Jo Kellum.	TX0005485553	02/20/2002
The Scotts Company LLC (as successor to The Scotts Company)	Ortho's All about vegetables / written by Barbara Pleasant and Katie Lamar Smith.	TX0005007583	07/06/1999
The Scotts Company LLC (as successor to The Scotts Company)	Ortho's Home gardener's problem solver.	TX0005384028	05/24/2001
The Scotts Company LLC (as successor to The Scotts Company)	Roses.	TX0006322167	01/27/2003
The Scotts Company LLC (as successor to The Scotts Company)	SPRINKLERS & WATERING SYSTEMS.	TX0007428870	09/23/2011

The Scotts Company LLC (as successor to The Scotts Company)	Water gardens.	TX0006322169	01/27/2006
The Scotts Miracle-Gro Company	The Ortho Problem Solver	TX0007434374	09/22/2011

PATENTS AND PATENT APPLICATIONS

Owner	Title	App. No.	File Date	Patent No.	Issue Date
General Hydroponics, Inc.; HGCI, Inc.	COMPOSITIONS, DEVICES AND METHODS FOR OPTIMIZING PHOTOSYNTHETICALLY ACTIVE RADIATION	13750776	25-Jan-2013	9419177	16-Aug-2016
HGCI, Inc.	BALLAST	29500576	26-Aug-2014	D786475	09-May-2017
HGCI, Inc.	BALLAST	29699709	29-Jul-2019	D901061	03-Nov-2020
HGCI, Inc.	BALLAST	29756957	02-Nov-2020	D1007045	05-Dec-2023
HGCI, Inc.	BALLAST FRAME	29476546	13-Dec-2013	D725820	31-Mar-2015
HGCI, Inc.	BALLAST HANGING BRACKET	29590384	10-Jan-2017	D847410	30-Apr-2019
HGCI, Inc.	BALLAST HANGING BRACKET	29689318	29-Apr-2019	D954338	07-Jun-2022
HGCI, Inc.	BALLAST HOUSING	29460193	09-Jul-2013	D725819	31-Mar-2015
HGCI, Inc.	BALLAST HOUSING	29500340	25-Aug-2014	D750313	23-Feb-2016
HGCI, Inc.	BALLAST HOUSING	29500583	26-Aug-2014	D757344	24-May-2016
HGCI, Inc.	BALLAST HOUSING	29500653	24-Aug-2014	D761481	12-Jul-2016
HGCI, Inc.	BRACKET FOR A REFLECTOR OF A LIGHT FIXTURE	29965705	28-Sep-2024	D1086542	29-Jul-2025
HGCI, Inc.	BRACKET FOR A REFLECTOR OF A LIGHT FIXTURE	29965706	28-Sep-2024	D1087449	05-Aug-2025
HGCI, Inc.	BRACKET FOR LIGHTING FIXTURE	29783466	13-May-2021	D985183	02-May-2023
HGCI, Inc.	CAPILLARY HYDRATION SYSTEM AND METHOD	11419103	18-May-2006	7587859	15-Sep-2009
HGCI, Inc.	CAPILLARY HYDRATION SYSTEM AND METHOD	11750878	18-May-2007	7676988	16-Mar-2010
HGCI, Inc.	COMPACT MODULAR LED LIGHTING FIXTURE	63816691	03-Jun-2025
HGCI, Inc.	COMPUTER IMPLEMENTED METHOD FOR CONTROLLING EBB FLOW WATERING SYSTEMS	13200559	27-Sep-2011	8725301	13-May-2014
HGCI, Inc.	CONTROLLER FOR AN INDOOR GROW LIGHTING SYSTEM	18569010	11-Dec-2023
HGCI, Inc.	COOLING A HORTICULTURE LIGHT FIXTURE USING AN ISOLATION CHAMBER	14701134	30-Apr-2015	10473317	12-Nov-2019
HGCI, Inc.	COOLING A HORTICULTURE LIGHT FIXTURE USING AN ISOLATION CHAMBER	16679581	11-Nov-2019	10955127	23-Mar-2021
HGCI, Inc.	COOLING A HORTICULTURE LIGHT FIXTURE USING AN ISOLATION CHAMBER	17207916	22-Mar-2021	11877551	23-Jan-2024
HGCI, Inc.	DOUBLE ENDED LAMP REFLECTOR KIT	29680601	18-Feb-2019	D904676	08-Dec-2020
HGCI, Inc.	DOUBLE ENDED LAMP REFLECTOR KIT	29761055	07-Dec-2020	D1022309	9-Apr-2017

HGCI, Inc.	DOUBLE ENDED LAMP REFLECTOR KIT (DE Socket Kit)	29562651	27-Apr-2016	D847394	30-Apr-2019
HGCI, Inc.	EBB AND FLOW WATERING SYSTEM	14275737	12-May-2014	9176503	03-Nov-2015
HGCI, Inc.	EBB AND FLOW WATERING SYSTEM	14862821	23-Sep-2015	9901044	27-Feb-2018
HGCI, Inc.	ELECTRICAL PLUG HOUSING	29446133	20-Feb-2013	D726116	07-Apr-2015
HGCI, Inc.	ELECTRICAL PLUG HOUSING	29520168	11-Mar-2015	D755722	10-May-2016
HGCI, Inc.	ELECTRICAL PLUG HOUSING	29558123	15-Mar-2016	D818438	22-May-2018
HGCI, Inc.	ELECTRONIC CONTROLLER BOX	29372953	11-Feb-2011	D657748	17-Apr-2012
HGCI, Inc.	ELECTRONIC CONTROLLER BOX	29372955	11-Feb-2011	D660252	22-May-2012
HGCI, Inc.	EXTERNAL BALLAST FRAME	29418478	17-Apr-2012	D698074	21-Jan-2014
HGCI, Inc.	FERTILIZER SUSPENSION AND METHOD OF PREPARATION	12401528	10-Mar-2009	8110017	07-Feb-2012
HGCI, Inc.	FERTILIZER SUSPENSION AND METHOD OF PREPARATION	13095744	27-Apr-2011	8197572	12-Jun-2012
HGCI, Inc.	FERTILIZER SUSPENSION AND METHOD OF PREPARATION	13450162	18-Apr-2012	8361184	29-Jan-2013
HGCI, Inc.	FERTILIZER SUSPENSION AND METHOD OF PREPARATION	13728817	27-Dec-2012	8568505	29-Oct-2013
HGCI, Inc.	FERTILIZER SUSPENSION AND METHOD OF PREPARATION	14033119	20-Sep-2013	8864867	21-Oct-2014
HGCI, Inc.	FERTILIZER SUSPENSION AND METHOD OF PREPARATION	14520259	21-Oct-2014	9346717	24-May-2016
HGCI, Inc.	FLORESCENT LIGHT FIXTURE	29496420	11-Jul-2014	D757326	24-May-2016
HGCI, Inc.	FLUORESCENT LIGHT FIXTURE	29511663	12-Dec-2014	D757327	24-May-2016
HGCI, Inc.	FLUORESCENT LIGHT FIXTURE	29561608	18-Apr-2016	D785846	02-May-2017
HGCI, Inc.	GREENHOUSE LIGHT	29518836	27-Feb-2015	D757323	24-May-2016
HGCI, Inc.	HANGER	29457675	12-Jun-2013	D717636	18-Nov-2014
HGCI, Inc.	HANGER	29509534	18-Nov-2014	D789184	13-Jun-2017
HGCI, Inc.	HANGER FOR A LIGHT FIXTURE	29897034	11-Jul-2023
HGCI, Inc.	HANGER FOR LIGHT FIXTURE	29757250	04-Nov-2020	D995888	15-Aug-2023
HGCI, Inc.	HEATER FOR AN INDOOR GROW FACILITY	17342692	09-Jun-2021	12,096,734	24-Sep-2024
HGCI, Inc.	HINGE HOOK	29434634	15-Oct-2012	D698628	04-Feb-2014
HGCI, Inc.	HORTICULTURAL LIGHTING CONTROLLER	29795651	19-Jun-2021	D980808	14-Mar-2023
HGCI, Inc.	HORTICULTURAL LIGHTING CONTROLLER	29837884	09-May-2022	D980173	07-Mar-2023
HGCI, Inc.	HORTICULTURE GROW LIGHT	29498795	07-Aug-2014	D750312	23-Feb-2016
HGCI, Inc.	HORTICULTURE GROW LIGHT	29506973	22-Oct-2014	D747029	05-Jan-2016
HGCI, Inc.	HORTICULTURE GROW LIGHT	29518803	27-Feb-2015	D762320	26-Jul-2016
HGCI, Inc.	HORTICULTURE GROW LIGHT	29523707	13-Apr-2015	D773107	29-Nov-2016
HGCI, Inc.	HORTICULTURE GROW LIGHT	29538101	01-Sep-2015	D770081	25-Oct-2016
HGCI, Inc.	HORTICULTURE GROW LIGHT	29538396	03-Sep-2015	D770082	25-Oct-2016
HGCI, Inc.	HORTICULTURE GROW LIGHT	29546471	23-Nov-2015	D769514	18-Oct-2016
HGCI, Inc.	HORTICULTURE GROW LIGHT	29568135	15-Jun-2016	D812282	06-Mar-2018
HGCI, Inc.	HORTICULTURE GROW LIGHT	29577094	09-Sep-2016	D786486	09-May-2017
HGCI, Inc.	HORTICULTURE GROW LIGHT	29577170	09-Sep-2016	D786487	09-May-2017
HGCI, Inc.	HORTICULTURE GROW LIGHT	29578401	21-Sep-2016	D786489	09-May-2017
HGCI, Inc.	HORTICULTURE GROW LIGHT	29578892	26-Sep-2016	D786491	09-May-2017

HGCI, Inc.	HORTICULTURE GROW LIGHT	29600307	11-Apr-2017	D804710	05-Dec-2017
HGCI, Inc.	HORTICULTURE GROW LIGHT	29622979	20-Oct-2017	D843641	19-Mar-2019
HGCI, Inc.	HORTICULTURE GROW LIGHT	29623116	23-Oct-2017	D851814	18-Jun-2019
HGCI, Inc.	HORTICULTURE GROW LIGHT	29625315	08-Nov-2017	D848665	14-May-2019
HGCI, Inc.	HORTICULTURE GROW LIGHT	29682706	07-Mar-2019	D879365	24-Mar-2020
HGCI, Inc.	HORTICULTURE GROW LIGHT	29690907	13-May-2019	D897029	22-Sep-2020
HGCI, Inc.	HORTICULTURE GROW LIGHT	29695183	17-Jun-2019	D894471	25-Aug-2020
HGCI, Inc.	HORTICULTURE GROW LIGHT	29709319	14-Oct-2019	D987170	23-May-2023
HGCI, Inc.	HORTICULTURE GROW LIGHT	29728883	23-Mar-2020	D950833	03-May-2022
HGCI, Inc.	HORTICULTURE GROW LIGHT	29747521	24-Aug-2020	D952934	24-May-2022
HGCI, Inc.	HORTICULTURE GROW LIGHT	29751426	21-Sep-2020	D942067	25-Jan-2022
HGCI, Inc.	HORTICULTURE GROW LIGHT	29824271	24-Jan-2022	D994961	08-Aug-2023
HGCI, Inc.	HORTICULTURE GROW LIGHT	29837076	02-May-2022	D998229	05-Sep-2023
HGCI, Inc.	HORTICULTURE GROW LIGHT (DE BOSS ETELLIGENT)	29617484	14-Sep-2017	D843049	12-Mar-2019
HGCI, Inc.	HORTICULTURE GROW LIGHT (EURO MICRO REFLECTOR)	29508598	07-Nov-2014	D751244	08-Mar-2016
HGCI, Inc.	HORTICULTURE GROW LIGHT (EURO MICRO REFLECTOR)	29552189	20-Jan-2016	D783888	11-Apr-2017
HGCI, Inc.	HORTICULTURE GROW LIGHT (ProMag)	29590390	10-Jan-2017	D863660	15-Oct-2019
HGCI, Inc.	HORTICULTURE GROW LIGHT FIXTURE	29621500	09-Oct-2017	D843640	19-Mar-2019
HGCI, Inc.	HORTICULTURE GROW LIGHT FIXTURE	29680587	18-Feb-2019	D879364	24-Mar-2020
HGCI, Inc.	HORTICULTURE GROW LIGHT HOUSING	29460230	09-Jul-2013	D745993	22-Dec-2015
HGCI, Inc.	HORTICULTURE GROW LIGHT HOUSING	29482993	24-Feb-2014	D731701	09-Jun-2015
HGCI, Inc.	HORTICULTURE GROW LIGHT HOUSING	29500346	25-Aug-2014	D739595	22-Sep-2015
HGCI, Inc.	HORTICULTURE GROW LIGHT HOUSING	29539674	16-Sep-2015	D796727	05-Sep-2017
HGCI, Inc.	HORTICULTURE GROW LIGHT REFLECTOR	29526076	06-May-2015	D747538	12-Jan-2016
HGCI, Inc.	HORTICULTURE GROW LIGHT REFLECTOR	29550426	04-Jan-2016	D775406	27-Dec-2016
HGCI, Inc.	HORTICULTURE LIGHT FIXTURE	12082943	16-Apr-2008	7641367	05-Jan-2010
HGCI, Inc.	HORTICULTURE LIGHT FIXTURE HAVING INTEGRATED LAMP AND BALLAST	11679140	26-Feb-2007	7524090	28-Apr-2009
HGCI, Inc.	HORTICULTURE LIGHT FIXTURE HAVING INTEGRATED LAMP AND BALLAST	12660129	22-Feb-2010	8322011	04-Dec-2012
HGCI, Inc.	HORTICULTURE LIGHT FIXTURE WITH GLASS RETENTION RAILS	12387432	04-May-2009	8209912	03-Jul-2012
HGCI, Inc.	HORTICULTURE LIGHTING CONTROLLER CHASSIS	29724522	17-Feb-2020	D936276	16-Nov-2021
HGCI, Inc.	HORTICULTURE LIGHTING CONTROLLER CHASSIS	29815512	15-Nov-2021	D1023428	16-Apr-2024
HGCI, Inc.	HORTICULTURE LIGHTING CONTROLLER CHASSIS (New Helios)	29525627	30-Apr-2015	D848,056	07-May-2019

HGCI, Inc.	HORTICULTURE LIGHTING CONTROLLER METHODS	14696487	27-Apr-2015	9839182	12-Dec-2017
HGCI, Inc.	HOUSING FOR A LIGHTING BALLAST	29769216	04-Feb-2021	D1049468	29-Oct-2024
HGCI, Inc.	HOUSING FOR A LIGHTING BALLAST	29965707	28-Sep-2024	D1087450	05-Aug-2025
HGCI, Inc.	HOUSING FOR A LIGHTING BALLAST	29965708	28-Sep-2024	D1087451	05-Aug-2025
HGCI, Inc.	HYDROPONIC PLANT NUTRIENT CIRCULATION/DISTRIBUTION SYSTEM	11725687	19-Mar-2007	7861459	04-Jan-2011
HGCI, Inc.	INTERCHANGEABLE REFLECTOR LIGHT FIXTURE	29538477	03-Sep-2015	D775405	27-Dec-2016
HGCI, Inc.	INTERCHANGEABLE REFLECTOR LIGHT FIXTURE	29585608	28-Nov-2016	D797351	12-Sep-2017
HGCI, Inc.	INTERCHANGEABLE REFLECTOR LIGHT FIXTURE	29585616	28-Nov-2016	D797352	12-Sep-2017
HGCI, Inc.	INTERCHANGEABLE REFLECTOR LIGHT FIXTURE	29614941	24-Aug-2017	D822883	10-Jul-2018
HGCI, Inc.	INTERCHANGEABLE REFLECTOR LIGHT FIXTURE	29614946	24-Aug-2017	D831265	16-Oct-2018
HGCI, Inc.	LENS COVER FOR LIGHT FIXTURE FOR INDOOR GROW APPLICATION	29760168	30-Nov-2020	D936892	23-Nov-2021
HGCI, Inc.	LENS COVER FOR LIGHT FIXTURE FOR INDOOR GROW APPLICATION	29788118	18-Mar-2021	D945053	01-Mar-2022
HGCI, Inc.	LENS COVER FOR LIGHT FIXTURE FOR INDOOR GROW APPLICATION	29825373	31-Jan-2022	D994962	08-Aug-2023
HGCI, Inc.	LENS COVER FOR LIGHT FIXTURE FOR INDOOR GROW APPLICATION	29897038	11-Jul-2023	D1048526	22-Oct-2024
HGCI, Inc.	LENS COVER HAVING LENS ELEMENT	17591257	02-Feb-2022	11566773	31-Jan-2023
HGCI, Inc.	LENS COVER HAVING LENS ELEMENT	18161494	30-Jan-2023	12298000	13-May-2025
HGCI, Inc.	LENS COVER HAVING LENS ELEMENT	19180327	16-Apr-2025
HGCI, Inc.	LIGHT FIXTURE	29496418	11-Jul-2014	D757325	24-May-2016
HGCI, Inc.	LIGHT FIXTURE	29502094	11-Sep-2014	D732236	16-Jun-2015
HGCI, Inc.	LIGHT FIXTURE	29516347	30-Jan-2015	D793616	01-Aug-2017
HGCI, Inc.	LIGHT FIXTURE	29522849	02-Apr-2015	D770079	25-Oct-2016
HGCI, Inc.	LIGHT FIXTURE	29523671	13-Apr-2015	D756026	10-May-2016
HGCI, Inc.	LIGHT FIXTURE	29524011	15-Apr-2015	D769513	18-Oct-2016
HGCI, Inc.	LIGHT FIXTURE	29576115	31-Aug-2016	D804078	28-Nov-2017
HGCI, Inc.	LIGHT FIXTURE	29576151	31-Aug-2016	D804079	28-Nov-2017
HGCI, Inc.	LIGHT FIXTURE	29577324	12-Sep-2016	D786488	09-May-2017
HGCI, Inc.	LIGHT FIXTURE	29578431	21-Sep-2016	D786490	09-May-2017
HGCI, Inc.	LIGHT FIXTURE	29583006	01-Nov-2016	D797350	12-Sep-2017
HGCI, Inc.	LIGHT FIXTURE	29596622	09-Mar-2017	D802830	14-Nov-2017
HGCI, Inc.	LIGHT FIXTURE	29596630	09-Mar-2017	D804708	05-Dec-2017
HGCI, Inc.	LIGHT FIXTURE	29599727	06-Apr-2017	D804709	05-Dec-2017
HGCI, Inc.	LIGHT FIXTURE	29607232	12-Jun-2017	D837442	01-Jan-2019

HGCI, Inc.	LIGHT FIXTURE	29614821	23-Aug-2017	D826467	29-Aug-2018
HGCI, Inc.	LIGHT FIXTURE	29621363	06-Oct-2017	D826468	21-Aug-2018
HGCI, Inc.	LIGHT FIXTURE	29623160	23-Oct-2017	D873467	21-Jan-2020
HGCI, Inc.	LIGHT FIXTURE	29623272	23-Oct-2017	D851804	18-Jun-2019
HGCI, Inc.	LIGHT FIXTURE	29623827	27-Oct-2017	D825827	14-Aug-2018
HGCI, Inc.	LIGHT FIXTURE	29623831	27-Oct-2017	D825828	14-Aug-2018
HGCI, Inc.	LIGHT FIXTURE	29623935	27-Oct-2017	D855238	30-Jul-2019
HGCI, Inc.	LIGHT FIXTURE	29624120	30-Oct-2017	D871654	31-Dec-2019
HGCI, Inc.	LIGHT FIXTURE	29624841	03-Nov-2017	D848663	14-May-2019
HGCI, Inc.	LIGHT FIXTURE	29625098	07-Nov-2017	D848664	14-May-2019
HGCI, Inc.	LIGHT FIXTURE	29672634	07-Dec-2018	D940381	04-Jan-2022
HGCI, Inc.	LIGHT FIXTURE	29690904	13-May-2019	D897028	22-Sep-2020
HGCI, Inc.	LIGHT FIXTURE	29690908	13-May-2019	D894470	25-Aug-2020
HGCI, Inc.	LIGHT FIXTURE	29695187	17-Jun-2019	D912877	09-Mar-2021
HGCI, Inc.	LIGHT FIXTURE	29698163	15-Jul-2019	D936275	16-Nov-2021
HGCI, Inc.	LIGHT FIXTURE	29702339	19-Aug-2019	D881445	14-Apr-2020
HGCI, Inc.	LIGHT FIXTURE	29718572	26-Dec-2019	D895891	08-Sep-2020
HGCI, Inc.	LIGHT FIXTURE	29721288	20-Jan-2020	D912878	09-Mar-2021
HGCI, Inc.	LIGHT FIXTURE	29728120	16-Mar-2020	D933872	19-Oct-2021
HGCI, Inc.	LIGHT FIXTURE	29731156	13-Apr-2020	D904674	08-Dec-2020
HGCI, Inc.	LIGHT FIXTURE	29747523	24-Aug-2020	D995886	15-Aug-2023
HGCI, Inc.	LIGHT FIXTURE	29749549	07-Sep-2020	D996696	22-Aug-2023
HGCI, Inc.	LIGHT FIXTURE	29751423	21-Sep-2020	D985181	02-May-2023
HGCI, Inc.	LIGHT FIXTURE	29761051	07-Dec-2020	D951525	10-May-2022
HGCI, Inc.	LIGHT FIXTURE	29767690	25-Jan-2021	D1029337	28-May-2024
HGCI, Inc.	LIGHT FIXTURE	29809494	28-Sep-2021	D972188	06-Dec-2022
HGCI, Inc.	LIGHT FIXTURE	29837788	09-May-2022	D1050562	05-Nov-2024
HGCI, Inc.	LIGHT FIXTURE	29856580	14-Oct-2022	D1002917	24-Oct-2023
HGCI, Inc.	LIGHT FIXTURE	29966954	07-Oct-2024
HGCI, Inc.	LIGHT FIXTURE (AC/DE Fusion)	29550597	05-Jan-2016	D780985	07-Mar-2017
HGCI, Inc.	LIGHT FIXTURE (AC/DE Fusion)	29591679	23-Jan-2017	D804706	05-Dec-2017
HGCI, Inc.	LIGHT FIXTURE (LEC 315 AC)	29612009	27-Jul-2017	D839,471	29-Jan-2019
HGCI, Inc.	LIGHT FIXTURE (LEC 315 AC)	29673857	18-Dec-2018	D857285	20-Aug-2019
HGCI, Inc.	LIGHT FIXTURE (LEC 630 AC)	29550803	07-Jan-2016	D780986	07-Mar-2017
HGCI, Inc.	LIGHT FIXTURE (LEC 630 AC)	29593770	13-Feb-2017	D804707	05-Dec-2017
HGCI, Inc.	LIGHT FIXTURE (LEC INNER SUN-LEC 315 Canadian)	29542729	16-Oct-2015	D788361	30-May-2017
HGCI, Inc.	LIGHT FIXTURE (LEC INNER SUN-LEC 315 Canadian)	29600316	12-Apr-2017	D854235	16-Jul-2019
HGCI, Inc.	LIGHT FIXTURE (Sun System Par Pro SE Boss (for Hyper Arc) P1318)	29623412	25-Oct-2017	D842532	05-Mar-2019
HGCI, Inc.	LIGHT FIXTURE FOR INDOOR GROW APPLICATION AND COMPONENTS THEREOF	16820090	16-Mar-2020	11032976	15-Jun-2021
HGCI, Inc.	LIGHT FIXTURE FOR INDOOR GROW APPLICATION AND COMPONENTS THEREOF	17668021	09-Feb-2022	11564359	31-Jan-2023
HGCI, Inc.	LIGHT FIXTURE FOR INDOOR GROW APPLICATION AND COMPONENTS THEREOF	18161510	30-Jan-2023	12069994	27-Aug-2024

HGCI, Inc.	LIGHT FIXTURE FOR INDOOR GROW APPLICATION AND COMPONENTS THEREOF	18760489	01-Jul-2024
HGCI, Inc.	LIGHT FIXTURE FOR INDOOR GROW APPLICATION INCLUDING HOUSING THAT DEFINES A PASSAGEWAY	17314049	07-May-2021	11277974	22-Mar-2022
HGCI, Inc.	LIGHT FIXTURE HAVING A HEAT SINK	29728118	16-Mar-2020	D933881	19-Oct-2021
HGCI, Inc.	LIGHT FIXTURE INCLUDING A HOUSING FOR A BALLAST	19013430	08-Jan-2025
HGCI, Inc.	LIGHT FIXTURE INCLUDING A HOUSING FOR A BALLAST	29769199	04-Feb-2021	D1049466	29-Oct-2024
HGCI, Inc.	LIGHT FIXTURE INCLUDING A LENS COVER HAVING A PARYLENE COATING	18877278	20-Dec-2024
HGCI, Inc.	LIGHT FIXTURE INCLUDING A PAIR OF HOUSINGS	29809496	28-Sep-2021	D993486	25-Jul-2023
HGCI, Inc.	LIGHT FIXTURE INCLUDING A PAIR OF HOUSINGS	29897330	13-Jul-2023
HGCI, Inc.	LIGHT FIXTURE INCLUDING HEAT SINK AND ELONGATED DRIVER HOUSING	29822398	08-Jan-2022	D1097294	07-Oct-2025
HGCI, Inc.	LIGHT FIXTURE INCLUDING HEAT SINK AND ELONGATED DRIVER HOUSINGS	29822399	08-Jan-2022	D1049454	29-Oct-2025
HGCI, Inc.	LIGHT FIXTURE INCLUDING HEAT SINK FOR SUPPORTING LIGHTING MODULE	18723416	22-Jun-2024
HGCI, Inc.	LIGHT FIXTURE INCLUDING HEAT SINK FOR SUPPORTING LIGHTING MODULE	19149625	21-Jul-2025
HGCI, Inc.	LIGHT FIXTURE INCLUDING HOUSING FOR BALLAST	17396210	06-Aug-2021	11988358	21-May-2024
HGCI, Inc.	LIGHT FIXTURE INCLUDING HOUSING FOR BALLAST	18645776	25-Apr-2024	12222085	11-Feb-2025
HGCI, Inc.	LIGHT FIXTURE WITH LIGHT BARS	29816429	22-Nov-2021	D1018946	19-Mar-2024
HGCI, Inc.	LIGHT HANGER	14871811	30-Sep-2015	9468288	18-Oct-2016
HGCI, Inc.	LIGHT REFLECTOR	29523998	15-Apr-2015	D768910	11-Oct-2016
HGCI, Inc.	LIGHT REFLECTOR	29624824	03-Nov-2017	D848662	14-May-2019
HGCI, Inc.	LIGHT REFLECTOR	29690903	13-May-2019	D879366	24-Mar-2020
HGCI, Inc.	LIGHT REFLECTOR	29728885	23-Mar-2020	D987168	23-May-2023
HGCI, Inc.	LIGHTING SYSTEM FOR INDOOR GROW APPLICATION AND LIGHTING FIXTURES THEREOF	17536653	29-Nov-2021	11388806	12-Jul-2022
HGCI, Inc.	LIGHTING SYSTEM FOR INDOOR GROW APPLICATION AND LIGHTING FIXTURES THEREOF	17840942	15-Jun-2022	11716804	01-Aug-2023
HGCI, Inc.	LOW PROFILE LIGHT FIXTURE	29757484	06-Nov-2020	D982803	04-Apr-2023
HGCI, Inc.	MODULAR PORTABLE LIGHT HANGER	29509639	19-Nov-2014	D786492	09-May-2017
HGCI, Inc.	MODULAR PORTABLE LIGHT HANGER	29596466	08-Mar-2017	D853624	09-Jul-2019
HGCI, Inc.	MODULAR PORTABLE LIGHT HANGER	29596485	08-Mar-2017	D854232	16-Jul-2019

HGCI, Inc.	MODULAR PORTABLE STAND (Fast Fit)	29562014	21-Apr-2016	D836955	01-Jan-2019
HGCI, Inc.	MULTIPLE CELL TRAY WITH MEDIA PLUGS	14850928	10-Sep-2015	10477780	19-Nov-2019
HGCI, Inc.	MULTIPLE CELL TRAY WITH MEDIA PLUGS	16687772	19-Nov-2019	11266077	08-Mar-2022
HGCI, Inc.	ONBOARD CONTROLLER FOR LIGHT FIXTURE FOR INDOOR GROW APPLICATION	17536651	29-Nov-2021	11549672	10-Jan-2023
HGCI, Inc.	PLANT ACTIVATOR COMPOSITION	15429794	10-Feb-2017	10287609	14-May-2019
HGCI, Inc.	PLANT ACTIVATOR COMPOSITION	16279592	19-Feb-2019	10612046	07-Apr-2020
HGCI, Inc.	PLANT FERTILIZER COMPOSITIONS AND RELATED METHODS	13188449	21-Jul-2011	9073798	07-Jul-2015
HGCI, Inc.	PLANTER CELL	29517591	13-Feb-2015	D758916	14-Jun-2016
HGCI, Inc.	PNEUMATIC LIQUID NUTRIENT DISPENSING ASSEMBLY FOR HYDROPONICALLY CULTIVATED PLANTS	11141799	31-May-2005	7565765	28-Jul-2009
HGCI, Inc.	POWER AND COMMUNICATION ADAPTER FOR LIGHTING SYSTEM FOR INDOOR GROW APPLICATION	16870072	08-May-2020	11019699	25-May-2021
HGCI, Inc.	REAR COMPONENT OF A HORTICULTURE LIGHTING CONTROLLER CHASSIS	29689952	03-May-2019	D876003	18-Feb-2020
HGCI, Inc.	REMOTE BALLAST	29593783	13-Feb-2017	D835037	04-Dec-2018
HGCI, Inc.	SEALED OPTICS AIR COOLED GROW LIGHT	29621524	09-Oct-2017	D854229	16-Jul-2019
HGCI, Inc.	SELECTING AND MIXING PLANT FERTILIZER COMPONENTS BASED ON COLOR	12507596	22-Jul-2009	8425647	23-Apr-2013
HGCI, Inc.	SELECTING AND MIXING PLANT FERTILIZER COMPONENTS BASED ON COLOR	13450216	18-Apr-2012	9150460	06-Oct-2015
HGCI, Inc.	SHOP LIGHT FIXTURE (TEK PRO)	29559271	25-Mar-2016	D791999	11-Jul-2017
HGCI, Inc.	SHOP LIGHT FIXTURE (TEK PRO)	29606198	02-Jun-2017	D908944	26-Jan-2021
HGCI, Inc.	SOIL SENSOR AND METHODS THEREOF	18505920	09-Nov-2023
HGCI, Inc.	THREE-PART PLANT NUTRIENT SYSTEM	14245906	04-Apr-2014	9221721	29-Dec-2015
HGCI, Inc.	THREE-PART PLANT NUTRIENT SYSTEM	14978052	22-Dec-2015	10047016	14-Aug-2018
HGCI, Inc.	THREE-PART PLANT NUTRIENT SYSTEM	16100299	10-Aug-2018	10562826	18-Feb-2020
HGCI, Inc.	THREE-PART PLANT NUTRIENT SYSTEM	16792391	17-Feb-2020	10968143	06-Apr-2021
HGCI, Inc.	TRAY	29563421	04-May-2016	D792277	18-Jul-2017
HGCI, Inc.	TRAY	29606309	02-Jun-2017	D851,539	18-Jun-2019
HGCI, Inc.	TRAY	29695189	17-Jun-2019	D920152	25-May-2021
HGCI, Inc.	UNIVERSAL ADAPTER FOR LIGHTING SYSTEM FOR INDOOR GROW APPLICATION	16937390	23-Jul-2020	11277894	15-Mar-2022

HGCI, Inc.	VAPOR PRESSURE DEFICIT SENSOR	18505938	09-Nov-2023
HGCI, Inc.	VENT PANEL	29787846	09-Jun-2021	D1030031	04-Jun-2024
HGCI, Inc.	VERTICALLY DISPOSED HID LAMP FIXTURE	13533189	26-Jun-2012	9335038	10-May-2016
HGCI, Inc.; IP Holdings, LLC	AIR COOLED HORTICULTURE LIGHTING FIXTURE	14662706	19-Mar-2015	9752766	05-Sep-2017
HGCI, Inc.; IP Holdings, LLC	AIR COOLED HORTICULTURE LIGHTING FIXTURE	14665381	23-Mar-2015	9750199	05-Sep-2017
HGCI, Inc.; IP Holdings, LLC	AIR COOLED HORTICULTURE LIGHTING FIXTURE	15690630	30-Aug-2017	9888633	13-Feb-2018
HGCI, Inc.; IP Holdings, LLC	AIR COOLED HORTICULTURE LIGHTING FIXTURE FOR A DOUBLE ENDED HIGH PRESSURE SODIUM LAMP	13945794	18-Jul-2013	9016907	28-Apr-2015
HGCI, Inc.; IP Holdings, LLC	AIR COOLED HORTICULTURE LIGHTING FIXTURE FOR A DOUBLE ENDED HIGH PRESSURE SODIUM LAMP	15691304	30-Aug-2017	9903578	27-Feb-2018
HGCI, Inc.; IP Holdings, LLC	CORNER JOINT FOR MODULAR PORTABLE STAND	14750829	25-Jun-2015	9615657	11-Apr-2017
HGCI, Inc.; IP Holdings, LLC	HORTICULTURE GROW LIGHT FIXTURE (Agrotech Magnum DE)	29483665	28-Feb-2014	D732233	16-Jun-2015
HGCI, Inc.; IP Holdings, LLC	HORTICULTURE GROW LIGHT FIXTURE (Agrotech Magnum DE)	29526561	11-May-2015	D747825	19-Jan-2016
HGCI, Inc.; IP Holdings, LLC	MODULAR PORTABLE STAND (Fast Fit)	14269619	05-May-2014	9084478	21-Jul-2015
HGCI, Inc.; IP Holdings, LLC	TRAY STAND (Fast Fit)	13136657	08-Aug-2011	8714498	06-May-2014
IP Holdings, LLC	BALLAST HANGING BRACKET	29533943	23-Jul-2015	D789595	13-Jun-2017
IP Holdings, LLC	DOUBLE ENDED LAMP REFLECTOR KIT (DE Socket Kit)	29481879	11-Feb-2014	D758646	07-Jun-2016
IP Holdings, LLC	HANGING BRACKET	29572371	27-Jul-2016	D779312	21-Feb-2017
IP Holdings, LLC	HORTICULTURE GROW LIGHT	29531242	24-Jun-2015	D770670	01-Nov-2016
IP Holdings, LLC	HORTICULTURE GROW LIGHT	29538398	03-Sep-2015	D770671	01-Nov-2016
IP Holdings, LLC	HORTICULTURE GROW LIGHT	29572282	26-Jul-2016	D781492	14-Mar-2017
IP Holdings, LLC	HORTICULTURE GROW LIGHT	29593778	13-Feb-2017	D802829	14-Nov-2017
IP Holdings, LLC	HORTICULTURE GROW LIGHT	29596812	10-Mar-2017	D802831	14-Nov-2017
IP Holdings, LLC	HORTICULTURE GROW LIGHT	29621531	09-Oct-2017	D826469	21-Aug-2018
IP Holdings, LLC	HORTICULTURE GROW LIGHT	29621534	09-Oct-2017	D825096	07-Aug-2018
IP Holdings, LLC	HORTICULTURE GROW LIGHT (Magnum Low Pro XXXL)	29511535	11-Dec-2014	D751245	08-Mar-2016
IP Holdings, LLC	HORTICULTURE GROW LIGHT (Magnum Low Pro XXXL)	29552185	20-Jan-2016	D783887	11-Apr-2017
IP Holdings, LLC	HORTICULTURE GROW LIGHT (Magnum Low Pro XXXL)	29600276	11-Apr-2017	D811647	27-Feb-2018
IP Holdings, LLC	HORTICULTURE GROW LIGHT (non-ac dominator DE)	29498791	07-Aug-2014	D732235	16-Jun-2015
IP Holdings, LLC	HORTICULTURE GROW LIGHT (non-ac dominator DE)	29526565	11-May-2015	D792635	18-Jul-2017
IP Holdings, LLC	HORTICULTURE GROW LIGHT (ProMag)	29492971	04-Jun-2014	D779703	21-Feb-2017
IP Holdings, LLC	HORTICULTURE GROW LIGHT (SunlLIGHT)	29604376	17-May-2017	D822882	10-Jul-2018
IP Holdings, LLC	HORTICULTURE GROW LIGHT FIXTURE (AC/DE)	29477993	30-Dec-2013	D737498	25-Aug-2015

IP Holdings, LLC	HORTICULTURE GROW LIGHT FIXTURE (AC/DE)	29500428	25-Aug-2014	D771301	08-Nov-2016
IP Holdings, LLC	HORTICULTURE GROW LIGHT FIXTURE (AC/DE)	29579733	03-Oct-2016	D802828	14-Nov-2017
IP Holdings, LLC	HORTICULTURE GROW LIGHT HOUSING (AC/DE)	29458595	20-Jun-2013	D698987	04-Feb-2014
IP Holdings, LLC	HORTICULTURE GROW LIGHT HOUSING (Epic/Magnum)	29451028	27-Mar-2013	D698986	04-Feb-2014
IP Holdings, LLC	HORTICULTURE GROW LIGHT HOUSING (Epic/Magnum)	29478005	30-Dec-2013	D736450	11-Aug-2015
IP Holdings, LLC	HORTICULTURE GROW LIGHT HOUSING (Epic/Magnum)	29534411	28-Jul-2015	D751247	08-Mar-2016
IP Holdings, LLC	HORTICULTURE GROW LIGHT HOUSING (Epic/Magnum)	29534985	03-Aug-2015	D750316	23-Feb-2016
IP Holdings, LLC	HORTICULTURE GROW LIGHT HOUSING (Epic/Magnum)	29552188	20-Jan-2016	D775760	03-Jan-2017
IP Holdings, LLC	LIGHT FIXTURE (Apex Magnum-BOB)	29514148	08-Jan-2015	D757346	24-May-2016
IP Holdings, LLC	LIGHT FIXTURE (Apex Magnum-BOB)	29563694	06-May-2016	D814687	03-Apr-2018
IP Holdings, LLC	LIGHT FIXTURE (DE BOSS)	29492972	04-Jun-2014	D740486	06-Oct-2015
IP Holdings, LLC	LIGHT FIXTURE (LEC 315 AC)	29567137	06-Jun-2016	D796728	05-Sep-2017
IP Holdings, LLC	REMOTE BALLAST	29527564	20-May-2015	D780691	07-Mar-2017
IP Holdings, LLC	SEALED OPTICS AIR COOLED GROW LIGHT	29493634	11-Jun-2014	D748849	02-Feb-2016
IP Holdings, LLC	SEALED OPTICS AIR COOLED GROW LIGHT	29550672	06-Jan-2016	D802826	14-Nov-2017
IP Holdings, LLC	SEALED OPTICS AIR COOLED GROW LIGHT	29591795	24-Jan-2017	D797353	12-Sep-2017
IP Holdings, LLC	SEALED OPTICS AIR COOLED GROW LIGHT	29615132	25-Aug-2017	D825826	14-Aug-2018
IP Holdings, LLC	SHOP LIGHT FIXTURE (TEK PRO)	29483617	28-Feb-2014	D756016	10-May-2016
IP Holdings, LLC	TRAY STAND (Fast Fit)	29509634	19-Nov-2014	D756690	24-May-2016
OMS Investments, Inc.	A DOSING SPOON AND HOLDING CLIP ASSEMBLY	29495286	30-Jun-2014	D744640	01-Dec-2015
OMS Investments, Inc.	ANIMAL TRAP	29365929	16-Jul-2010	D671186	20-Nov-2012
OMS Investments, Inc.	ANIMAL TRAP	29365930	16-Jul-2010	D671614	27-Nov-2012
OMS Investments, Inc.	ANIMAL TRAP	29471413	31-Oct-2013	D713488	16-Sep-2014
OMS Investments, Inc.	ANIMAL TRAP	29472284	11-Nov-2013	D713489	16-Sep-2014
OMS Investments, Inc.	ANIMAL TRAP WITH COLLAPSIBLE ARM	12838092	16-Jul-2010	8490322	23-Jul-2013
OMS Investments, Inc.	APPLICATOR	29386483	01-Mar-2011	D670982	20-Nov-2012
OMS Investments, Inc.	APPLICATOR	29475913	09-Dec-2013	D736577	18-Aug-2015
OMS Investments, Inc.	APPLICATOR	29532941	13-Jul-2015	D779898	28-Feb-2017
OMS Investments, Inc.	APPLICATOR	29591145	17-Jan-2017	D797529	19-Sep-2017
OMS Investments, Inc.	APPLICATOR	29612989	07-Aug-2017	D852593	02-Jul-2019
OMS Investments, Inc.	APPLICATOR	29674494	21-Dec-2018	D864679	29-Oct-2019
OMS Investments, Inc.	APPLICATOR	29710832	25-Oct-2019	D999033	19-Sep-2023
OMS Investments, Inc.	APPLICATOR WITH COLLAPSIBLE WAND	15828079	30-Nov-2017	10022742	17-Jul-2018
OMS Investments, Inc.	APPLICATOR WITH COLLAPSIBLE WAND	16036501	16-Jul-2018	11338313	24-May-2022
OMS Investments, Inc.	APPLICATOR WITH COLLAPSIBLE WAND	17747182	18-May-2022

OMS Investments, Inc.	ATTRACTANTS FOR MICE	16401673	02-May-2019	12207642	28-Jan-2025
OMS Investments, Inc.	ATTRACTANTS FOR RATS	16060573	08-Jun-2018	11185067	30-Nov-2021
OMS Investments, Inc.	ATTRACTANTS FOR RATS	17534446	05-Oct-2020	11666049	06-Jun-2023
OMS Investments, Inc.	ATTRACTANTS FOR RODENTS	16302900	19-Nov-2018	11185077	30-Nov-2021
OMS Investments, Inc.	CARTRIDGE SPREADER SYSTEM	12347752	31-Dec-2008	8757521	24-Jun-2014
OMS Investments, Inc.	CARTRIDGE SPREADER SYSTEM	12939592	04-Nov-2010	8757519	24-Jun-2014
OMS Investments, Inc.	CARTRIDGE SPREADER SYSTEM	13453888	23-Apr-2012	8382014	26-Feb-2013
OMS Investments, Inc.	CARTRIDGE SPREADER SYSTEM	13616020	14-Sep-2012	8888026	18-Nov-2014
OMS Investments, Inc.	CARTRIDGE SPREADER SYSTEM	13629964	28-Sep-2012	8757520	24-Jun-2014
OMS Investments, Inc.	CARTRIDGE SPREADER SYSTEM	14311710	23-Jun-2014	9307691	12-Apr-2016
OMS Investments, Inc.	COATED SEEDS	14158424	17-Jan-2014	9353019	31-May-2016
OMS Investments, Inc.	COLLAPSIBLE SPREADER	11036689	14-Jan-2005	7837073	23-Nov-2010
OMS Investments, Inc.	COMBINED OUTER SHELL AND INTERNAL PLUG FOR A PLANTING SYSTEM	29433259	27-Sep-2012	D721613	27-Jan-2015
OMS Investments, Inc.	COMPOSITION AND METHOD FOR INHIBITING CAKING IN A UREA CONTAINING FERTILIZER	11805655	24-May-2007	7776125	17-Aug-2010
OMS Investments, Inc.	COMPOSITIONS AND METHODS FOR FORMULATING MOLTEN PETROLEUM ADJUVANTS TO IMPROVE HERBICIDAL UP-TAKE IN WEED PLANTS	17207009	19-Mar-2021	11672250	13-Jun-2023
OMS Investments, Inc.	COMPRESSED COCONUT COIR PITH GRANULES AND METHODS FOR THE PRODUCTION AND USE THEREOF	12749222	29-Mar-2010	8024890	27-Sep-2011
OMS Investments, Inc.	COMPRESSED COCONUT COIR PITH GRANULES AND METHODS FOR THE PRODUCTION AND USE THEREOF	13191049	26-Jul-2011	8429849	30-Apr-2013
OMS Investments, Inc.	CONTROLLED-RELEASE FERTILIZER COMPOSITIONS	16893360	04-Jun-2020	11440856	13-Sep-2022
OMS Investments, Inc.	CONTROLLED-RELEASE FERTILIZER COMPOSITIONS	16893362	04-Jun-2020	12371393	29-Jul-2025
OMS Investments, Inc.	DISPENSING APPARATUS WITH LOCKING CAP	11173430	01-Jul-2005	7854357	21-Dec-2010
OMS Investments, Inc.	DISPENSING CONTAINER	29452264	15-Apr-2013	D716144	28-Oct-2014
OMS Investments, Inc.	DOSING SPOON	29400948	02-Sep-2011	D708318	01-Jul-2014
OMS Investments, Inc.	DUAL ROTOR SPREADER SYSTEM	16488004	22-Aug-2019	11490561	08-Nov-2022
OMS Investments, Inc.	ELECTRONIC BAIT STATION MONITORING SYSTEM	15534446	08-Jun-2017	10791728	06-Oct-2020
OMS Investments, Inc.	ELECTRONIC BAIT STATION MONITORING SYSTEM	17063093	05-Oct-2020	11825831	28-Nov-2023
OMS Investments, Inc.	FERTILIZER COMPOSITIONS HAVING SLOW-RELEASE NITROGEN COMPOUNDS AND METHODS OF FORMING THEREOF	16393164	24-Apr-2019	11091404	17-Aug-2021
OMS Investments, Inc.	FERTILIZER COMPOSITIONS HAVING SLOW-RELEASE NITROGEN COMPOUNDS AND METHODS OF FORMING THEREOF	17207538	19-Mar-2021	11905223	20-Feb-2024

OMS Investments, Inc.	FERTILIZER COMPOSITIONS HAVING SLOW-RELEASE NITROGEN COMPOUNDS AND METHODS OF FORMING THEREOF	17403475	16-Aug-2021	12180124	31-Dec-2024
OMS Investments, Inc.	FLUID PUMP	18706768	02-May-2024
OMS Investments, Inc.	GLUFOSINATE RESISTANCE CASSETTES AND PLANTS COMPRISING THE SAME	17/484977	24-Sep-2021
OMS Investments, Inc.	GLUFOSINATE RESISTANCE CASSETTES AND PLANTS COMPRISING THE SAME	17484977	24-Sep-2021	11920141	05-Mar-2024
OMS Investments, Inc.	GRANULAR AGRICULTURAL COMPOSITIONS	17460073	27-Aug-2021	12100993	18-Jun-2024
OMS Investments, Inc.	GRANULAR TURF SAFE MESOTRIONE COMPOSITIONS	11487774	17-Jul-2006	8114426	14-Feb-2012
OMS Investments, Inc.	GRANULAR TURF SAFE MESOTRIONE COMPOSITIONS	13279467	24-Oct-2011	8293259	23-Oct-2012
OMS Investments, Inc.	GRANULAR TURF SAFE MESOTRIONE COMPOSITIONS	13656008	19-Oct-2012	8858973	14-Oct-2014
OMS Investments, Inc.	GRANULAR TURF SAFE MESOTRIONE COMPOSITIONS	14485106	12-Sep-2014	9554574	31-Jan-2017
OMS Investments, Inc.	GRANULAR TURF SAFE MESOTRIONE COMPOSITIONS	15418221	27-Jan-2017	10098348	16-Oct-2018
OMS Investments, Inc.	GRANULAR TURF SAFE MESOTRIONE COMPOSITIONS	90019884	17-Jul-2006
OMS Investments, Inc.	HAND-HELD SPREADER	29672819	10-Dec-2018	D916569	20-Apr-2021
OMS Investments, Inc.	HAND-HELD SPREADER	29779328	19-Apr-2021	D938239	14-Dec-2021
OMS Investments, Inc.	HAND-HELD SPREADER	29819058	13-Dec-2021	D968917	08-Nov-2022
OMS Investments, Inc.	HAND-HELD SPREADER	29859221	08-Nov-2022	D1012638	30-Jan-2024
OMS Investments, Inc.	HERBICIDE COMPOSITIONS AND METHODS FOR FORMULATING AND USING THE SAME	17079457	24-Oct-2020
OMS Investments, Inc.	HOSE-END SPREADER	17604071	15-Oct-2021	12064782	20-Aug-2024
OMS Investments, Inc.	HYBRID VARIETY OF (TEXAS BLUEGRASS AND KENTUCKY BLUEGRASS) X KENTUCKY BLUEGRASS DESIGNATED HB-329	11208473	19-Aug-2005	PP18439	15-Jan-2008
OMS Investments, Inc.	HYBRID VARIETY OF (TEXAS BLUEGRASS X KENTUCKY BLUEGRASS) X KENTUCKY BLUEGRASS DESIGNATED 'HB 328'	11506027	17-Aug-2006	PP18934	17-Jun-2008
OMS Investments, Inc.	HYBRID VARIETY OF TEXAS X KENTUCKY BLUEGRASS DESIGNATED "HB 129'	11197945	05-Aug-2005	PP18467	29-Jan-2008
OMS Investments, Inc.	HYBRID VARIETY OF TEXAS X KENTUCKY BLUGRASS DESIGNATED HB 130	11483919	10-Jul-2006	PP21192	10-Aug-2010
OMS Investments, Inc.	HYDRAULIC MIXING DEVICE FOR SPRAYER SYSTEM	13794228	11-Mar-2013	9079142	14-Jul-2015
OMS Investments, Inc.	HYDROPONIC GROWING UNIT	15724163	03-Oct-2017	10856479	08-Dec-2020
OMS Investments, Inc.	HYDROPONIC GROWING UNIT	16689636	20-Nov-2019	11503783	22-Nov-2022
OMS Investments, Inc.	HYDROPONIC GROWING UNIT	17113327	07-Dec-2020	11690334	04-Jul-2023
OMS Investments, Inc.	HYDROPONIC PLANTER	29904453	06-Oct-2023

OMS Investments, Inc.	HYDROPONIC SYSTEM	29670949	21-Nov-2018	D899299	20-Oct-2020
OMS Investments, Inc.	HYDROPONIC SYSTEM	29755189	19-Oct-2020	D926627	03-Aug-2021
OMS Investments, Inc.	HYDROPONIC SYSTEM	29801910	02-Aug-2021	D1000313	03-Oct-2023
OMS Investments, Inc.	INDOOR GARDENING APPLIANCE	29292564	17-Oct-2007	D604196	17- Nov-2009
OMS Investments, Inc.	INDOOR GARDENING APPLIANCE	29293343	16- Nov-2007	D604197	17- Nov-2009
OMS Investments, Inc.	INDOOR GROWING UNIT	29434848	17-Oct-2012	D713284	16-Sep-2014
OMS Investments, Inc.	INDOOR GROWING UNIT	29445794	15-Feb-2013	D729115	12-May-2015
OMS Investments, Inc.	INTERNAL PLUG FOR A PLANTING SYSTEM	29422347	18-May-2012	D683260	28-May-2013
OMS Investments, Inc.	IRON-SUPPLEMENTED FERTILIZER	16083660	10-Sep-2018	11208360	28-Dec-2021
OMS Investments, Inc.	IRON-SUPPLEMENTED FERTILIZER	17562177	27-Dec-2021	11905225	20-Feb-2024
OMS Investments, Inc.	LED PANEL FOR A HYDROPONIC PLANTER	29988267	31-Jan-2025
OMS Investments, Inc.	LIGNOSULFONATE COATED CALCIUM CHLORIDE	16093172	12-Oct-2018	10745602	18-Aug-2020
OMS Investments, Inc.	LIGNOSULFONATE COATED CALCIUM CHLORIDE	16994840	17-Aug-2020	11345838	31-May-2022
OMS Investments, Inc.	LIQUID CONTAINER	29449014	14-Mar-2013	D761116	12-Jul-2016
OMS Investments, Inc.	LIQUID CONTAINER	29537264	2015-08-24	D770903	2016-11-08
OMS Investments, Inc.	LIQUID CONTAINER	29579366	29-Sep-2016	D818827	29-May-2018
OMS Investments, Inc.	LIQUID CONTAINER	29646000	01-May-2018	D842702	12-Mar-2019
OMS Investments, Inc.	LIQUID CONTAINER	29682395	05-Mar-2019	D867142	19-Nov-2019
OMS Investments, Inc.	LIQUID SPRAYER	29449646	15-Mar-2013	D708301	01-Jul-2014
OMS Investments, Inc.	LIVE CATCH RODENT TRAP	11564366	29-Nov-2006	7458182	02-Dec-2008
OMS Investments, Inc.	METHOD FOR PREPARING GRANULAR WEED CONTROL PRODUCTS HAVING IMPROVED DISTRIBUTION OF AGRICULTURALLY ACTIVE INGREDIENTS COATED THEREON	13612341	12-Sep-2012	9198413	01-Dec-2015
OMS Investments, Inc.	METHODS FOR PREPARING GRANULAR WEED CONTROL PRODUCTS HAVING IMPROVED DISTRIBUTION OF AGRICULTURALLY ACTIVE INGREDIENTS COATED THEREON	11906894	04-Oct-2007	8288320	16-Oct-2012
OMS Investments, Inc.	METHODS FOR THE PRODUCTION OF GRANULAR COMPOSITE PESTICIDAL COMPOSITIONS AND THE COMPOSITIONS PRODUCED THEREBY	11977233	24-Oct-2007	9155306	13-Oct-2015
OMS Investments, Inc.	METHODS FOR TREATING ARTHROPODS	12154105	20-May-2008	8790673	29-Jul-2014
OMS Investments, Inc.	METHODS FOR TREATING ARTHROPODS	14336726	21-Jul-2014	10299481	28-May-2019
OMS Investments, Inc.	METHODS FOR TREATING ARTHROPODS	14336726	21-Jul-2014	10299481	28-May-2019
OMS Investments, Inc.	METHODS FOR TREATING ARTHROPODS	16422515	24-May-2019	12349678	08-Jul-2025

OMS Investments, Inc.	METHODS FOR TREATING GROWING MEDIA CONTAINING PERSISTENT HERBICIDES	17469128	08-Sep-2021
OMS Investments, Inc.	METHODS OF MONITORING AND CONTROLLING THE WALNUT TWIG BEETLE, PITYOPHTHORUS JUGLANDIS	13548319	13-Jul-2012	9137990	22-Sep-2015
OMS Investments, Inc.	MIST SPRAYER APPARATUS	16902922	16-Jun-2020	11752511	12-Sep-2023
OMS Investments, Inc.	MISTING DEVICE	29695172	17-Jun-2019	D922523	15-Jun-2021
OMS Investments, Inc.	MISTING DEVICE	29794529	14-Jun-2021	D941423	18-Jan-2022
OMS Investments, Inc.	MISTING DEVICE	29822160	06-Jan-2022	D1071410	15-Apr-2025
OMS Investments, Inc.	MOLE TRAP	12603233	21-Oct-2009	8429848	30-Apr-2013
OMS Investments, Inc.	MULTI-PURPOSE LIGNIN-CARBOHYDRATE BINDING SYSTEM	17244455	29-Apr-2021
OMS Investments, Inc.	NUTRIENT COMPOSITIONS	16689652	20-Nov-2019
OMS Investments, Inc.	NUTRIENT SOURCES FOR PLANT GROWTH MEDIUMS	16555938	29-Aug-2019	12391626	19-Aug-2025
OMS Investments, Inc.	PH BUFFERED PLANT NUTRIENT COMPOSITIONS AND METHODS FOR GROWING PLANTS	11321023	28-Dec-2005	7818916	26-Oct-2010
OMS Investments, Inc.	PH BUFFERED PLANT NUTRIENT COMPOSITIONS AND METHODS FOR GROWING PLANTS	12911590	25-Oct-2010	8091275	10-Jan-2012
OMS Investments, Inc.	PLANT GROW LIGHT	29859670	11-Nov-2022	D1097265	07-Oct-2025
OMS Investments, Inc.	PLANT GROW LIGHT	29859695	11-Nov-2022	D1085500	22-Jul-2025
OMS Investments, Inc.	PLANT GROWING SYSTEM AND METHODS OF USING THE SAME	14379116	15-Aug-2014	10602673	31-Mar-2020
OMS Investments, Inc.	PLANT GROWING SYSTEM AND METHODS OF USING THE SAME	16832866	27-Mar-2020	11154015	26-Oct-2021
OMS Investments, Inc.	PLANT GROWING SYSTEM AND METHODS OF USING THE SAME	17509398	25-Oct-2021
OMS Investments, Inc.	PLANT SENSOR SYSTEM	29583418	04-Nov-2016	D829574	02-Oct-2018
OMS Investments, Inc.	PLANT SENSOR SYSTEM	29660754	22-Aug-2018	D869297	10-Dec-2019
OMS Investments, Inc.	PLANT SENSOR SYSTEM	29716251	09-Dec-2019	D943430	15-Feb-2022
OMS Investments, Inc.	PLANT SENSOR SYSTEM	29826523	14-Feb-2022	D1008822	26-Dec-2023
OMS Investments, Inc.	PLANTING CONTAINER	29433264	27-Sep-2012	D713758	23-Sep-2014
OMS Investments, Inc.	PLANTING SYSTEM	29413720	17-Feb-2012	D671028	20-Nov-2012
OMS Investments, Inc.	PLANTING SYSTEM CARRYING DEVICE	29428679	02-Aug-2012	D688588	27-Aug-2013
OMS Investments, Inc.	PLANTS COMPRISING A GIBBERELLIC ACID 2-OXIDASE GENE EXPRESSION CASSETTE	16705540	06-Dec-2019	11162113	02-Nov-2021
OMS Investments, Inc.	PLANTS COMPRISING EVENTS PP009-401, PP009-415 AND PP009-469, COMPOSITIONS, SEQUENCES, AND METHODS FOR DETECTION THEREOF	14904520	12-Jan-2016	10501753	10-Dec-2019
OMS Investments, Inc.	PLANTS COMPRISING HERBICIDE-RESISTANT EVENT SEQUENCES, PLANT MATERIALS, AND METHODS FOR DETECTION THEREOF	16193135	16-Nov-2018	11466285	11-Oct-2022
OMS Investments, Inc.	POWERED HAND-HELD SPREADER	15234095	11-Aug-2016	10595458	24-Mar-2020

OMS Investments, Inc.	POWERED HAND-HELD SPREADER	29536927	20-Aug-2015	D796922	12-Sep-2017
OMS Investments, Inc.	POWERED HAND-HELD SPREADER	29613646	11-Aug-2017	D855421	06-Aug-2019
OMS Investments, Inc.	POWERED HAND-HELD SPREADER	29700683	05-Aug-2019	D893270	18-Aug-2020
OMS Investments, Inc.	POWERED HAND-HELD SPREADER	29746700	17-Aug-2020	D959937	09-Aug-2022
OMS Investments, Inc.	PRODUCT CARTRIDGE FOR USE WITH A SPREADER	29543812	28-Oct-2015	D772957	29-Nov-2016
OMS Investments, Inc.	READY TO USE HOSE END SPRAYER	14577225	19-Dec-2014	9980430	29-May-2018
OMS Investments, Inc.	READY-TO-USE HOSE END SPRAYER	17568983	05-Jan-2022	11744171	05-Sep-2023
OMS Investments, Inc.	REBAITABLE RODENT BAIT STATIONS	12983782	03-Jan-2011	8984802	24-Mar-2015
OMS Investments, Inc.	RETRACTING TUNNEL RODENT TRAP	13738008	10-Jan-2013	9220256	29-Dec-2015
OMS Investments, Inc.	RETRACTING TUNNEL RODENT TRAP	14946927	20-Nov-2015	10512259	24-Dec-2019
OMS Investments, Inc.	RETRACTING TUNNEL RODENT TRAP	16724219	21-Dec-2019	11185066	30-Nov-2021
OMS Investments, Inc.	RETRACTING TUNNEL RODENT TRAP	17536488	29-Nov-2021	12382946	12-Aug-2025
OMS Investments, Inc.	RODENT TRAP	29590426	10-Jan-2017	D847295	30-Apr-2019
OMS Investments, Inc.	RODENT TRAP	29689325	29-Apr-2019	D868201	26-Nov-2019
OMS Investments, Inc.	RODENT TRAP	29714556	29-Nov-2019	D956170	28-Jun-2022
OMS Investments, Inc.	RODENT TRAP	29843909	24-Jun-2022
OMS Investments, Inc.	RODENT TRAP HAVING A PIVOTING PLATFORM	12139849	16-Jun-2008	7814702	19-Oct-2010
OMS Investments, Inc.	RODENT TRAP HAVING A PIVOTING PLATFORM	12904279	14-Oct-2010	8490323	23-Jul-2013
OMS Investments, Inc.	RODENT TRAP HAVING A PIVOTING PLATFORM	16476713	09-Jul-2019	11252952	22-Feb-2022
OMS Investments, Inc.	RODENT TRAP HAVING A SNARE	11956963	14-Dec-2007	7921593	12-Apr-2011
OMS Investments, Inc.	RODENT TRAP HAVING COMPRESSIVE TRAPPING MEMBERS	11956912	14-Dec-2007	7886479	15-Feb-2011
OMS Investments, Inc.	SET OF PLANTING CONTAINERS	29433262	27-Sep-2012	D712784	09-Sep-2014
OMS Investments, Inc.	SILICONE SURFACTANT-BASED AGRICULTURAL FORMULATIONS AND METHODS FOR USE THEREOF	11801466	10-May-2007	8734821	27-May-2014
OMS Investments, Inc.	SPRAYER	12646079	23-Dec-2009	8807455	19-Aug-2014
OMS Investments, Inc.	SPRAYER	29386485	01-Mar-2011	D650046	06-Dec-2011
OMS Investments, Inc.	SPRAYER HEAD AND BOTTLE	29753755	01-Oct-2020	D1011912	23-Jan-2024
OMS Investments, Inc.	SPRAYING DEVICE	29448257	11-Mar-2013	D708293	01-Jul-2014
OMS Investments, Inc.	SPREADER	29595095	24-Feb-2017	D860261	17-Sep-2019
OMS Investments, Inc.	SPREADER	29699097	23-Jul-2019	D909421	02-Feb-2021
OMS Investments, Inc.	SPREADER	29765012	05-Jan-2021	D936109	16-Nov-2021
OMS Investments, Inc.	SPREADER	29815506	15-Nov-2021	D956827	05-Jul-2022
OMS Investments, Inc.	TAMPER-RESISTANT RODENT BAIT STATION	12983725	03-Jan-2011	9532564	03-Jan-2017

OMS Investments, Inc.	TAMPER-RESISTANT RODENT BAIT STATION	15396809	02-Jan-2017	10694736	30-Jun-2020
OMS Investments, Inc.	TAMPER-RESISTANT RODENT BAIT STATION	16916082	29-Jun-2020
OMS Investments, Inc.	UREA FERTILIZER COMPOSITIONS COMPRISING RICE HULLS AND METHODS OF USE	15073181	17-Mar-2016	9663412	30-May-2017
OMS Investments, Inc.	UREA FERTILIZER COMPOSITIONS COMPRISING RICE HULLS AND METHODS OF USE	15607096	26-May-2017	10822290	03-Nov-2020
OMS Investments, Inc.	UREA FERTILIZER COMPOSITIONS COMPRISING RICE HULLS AND METHODS OF USE	17086610	02-Nov-2020
OMS Investments, Inc.	VANGUARD BOTTLE/DISPENSING CONTAINER	29365376	08-Jul-2010	D681470	07-May-2013
OMS Investments, Inc.	VANGUARD II/LIQUID CONTAINER	29381346	17-Dec-2010	D663626	17-Jul-2012
OMS Investments, Inc.	VANGUARD III/LIQUID CONTAINER	29381345	17-Dec-2010	D660164	22-May-2012
OMS Investments, Inc.	WASP REPELLENT DEVICE	11149149	10-Jun-2005	7744280	29-Jun-2010
OMS Investments, Inc.	WINDOW FLY TRAP	13063644	28-Jul-2011	10299470	28-May-2019
OMS Investments, Inc.	WINDOW FLY TRAP	16422262	24-May-2019	11172668	16-Nov-2021
OMS Investments, Inc.	WINDOW FLY TRAP	17526079	15-Nov-2021	11963523	23-Apr-2024
OMS Investments, Inc. (as successor in interest to SMG Brands, Inc.)	HYBRID VARIETY OF TEXAS X KENTUCKY BLUEGRASS DESIGNATED HB-128	12071554	22-Feb-2008	PP21045	01-Jun-2010
Scotts Canada Ltd.	AN INSECT TRAP	16626609	26-Dec-2019	12193427	14-Jan-2025
Scotts Canada Ltd.	COMPOUNDS AND METHODS FOR REPELLING BLOOD-FEEDING ARTHROPODS AND DETERRING THEIR LANDING AND FEEDING	13120543	29-Jun-2011	9789044	17-Oct-2017
Scotts Canada Ltd.	COMPOUNDS AND METHODS FOR REPELLING BLOOD-FEEDING ARTHROPODS AND DETERRING THEIR LANDING AND FEEDING	15784858	16-Oct-2017	10842726	24-Nov-2020
Scotts Canada Ltd.	CONTECH/COMPOUNDS, COMPOSITIONS AND METHODS FOR REPELLING BLOOD-FEEDING ARTHROPODS AND DETERRING THEIR LANDING AND FEEDING	12057960	28-Mar-2008	8889731	18-Nov-2014
Scotts Canada Ltd.	CONTECH/METHOD AND COMPOSITION FOR ATTRACTING FRUIT FLIES TO TRAPS	12019097	24-Jan-2008	8940287	27-Jan-2015
Scotts Canada Ltd.	INSECT TRAP	19020325	14-Jan-2025
Scotts Canada Ltd.	METHODS AND APPARATUS FOR ATTRACTING RATS	14402752	21-Nov-2014	9877471	30-Jan-2018
Scotts Canada Ltd.	METHODS AND APPARATUS FOR ATTRACTING RATS	15882704	29-Jan-2018	10212928	26-Feb-2019

Scotts Canada Ltd.	NEW COMPOSITIONS AND METHODS FOR ATTRACTING AND STIMULATING FEEDING BY MICE AND RATS	14892662	20-Nov-2015	9936694	10-Apr-2018
Scotts France SAS	DEVICE OF CAPTURE OF INSECTS	15767095	09-Apr-2018	11213024	04-Jan-2022
Scotts International B.V	SYSTEM AND METHOD FOR FERTILIZER SELECTION	11969880	04-Jan-2008	8008079	30-Aug-2011

TRADEMARK APPLICATIONS AND REGISTRATIONS

Owner	Mark	Serial No.	File Date	Reg. No.	Reg. Date
HGCI LLC	(Alien Face Design)	97778166	2023-02-02	7707284	2025-02-25
HGCI LLC	(Flower Design)	77630736	2008-12-10	3688542	2009-09-29
HGCI LLC	(Leaf Design)	85256543	2011-03-03	4258312	2012-12-11
HGCI LLC	(Skull Face Design)	97778162	2023-02-02	7707283	2025-02-25
HGCI LLC	(Spartan Helmet Design)	77727521	2009-05-01	3718258	2009-12-01
HGCI LLC	(Spartan Helmet Design)	87001519	2016-04-14	5229281	2017-06-20
HGCI LLC	(Sun, Water, and Leaf Design)	77429495	2008-03-24	3544957	2008-12-09
HGCI LLC	AC / DE	85953123	2013-06-06	4549414	2014-06-10
HGCI LLC	ACID DROP	88339715	2019-03-14	6137210	2020-08-25
HGCI LLC	ACTIVE CAN-LITE FILTER	85698801	2012-08-08	5124522	2017-01-17
HGCI LLC	ACTIVE CAN-LITE FILTER	97336035	2022-03-29
HGCI LLC	ACTIVE CAN-LITE FILTER	97337204	2022-03-29
HGCI LLC	ADVANCED NUTRIENT SYSTEM	78567584	2005-02-15	3076223	2006-04-04
HGCI LLC	AEROFLO	75389640	1997-11-13	2287106	1999-10-19
HGCI LLC	AGROLED	85195652	2010-12-10	3982794	2011-06-21
HGCI LLC	AGROTECH	77076145	2007-01-04	3409961	2008-04-08
HGCI LLC	AIR OUT	87107607	2016-07-18	5365832	2017-12-26
HGCI LLC	ALCHEMIST	87102656	2016-07-13	5215311	2017-05-30
HGCI LLC	ALCHEMIST	97372286	2022-04-20
HGCI LLC	ALCHEMIST	97372291	2022-04-20
HGCI LLC	ALICE'S GARDEN	78916195	2006-06-24	3459657	2008-07-01

HGCI LLC	ANCIENT FOREST	77334705	2007-11-20	3609674	2009-04-21
HGCI LLC	APOLLO	85494385	2011-12-13	4150296	2012-05-29
HGCI LLC	AQUA CLONE	86875434	2016-01-14	5083705	2016-11-15
HGCI LLC	AQUA HEAT	87402987	2017-04-07	5334232	2017-11-14
HGCI LLC	AQUASHIELD	77571301	2008-09-16	3646292	2009-06-30
HGCI LLC	ARES	85750880	2012-10-10	4397760	2013-09-03
HGCI LLC	ARMOR SI	85664084	2012-06-28	4397468	2013-09-03
HGCI LLC	ATLAS	85288121	2011-04-06	4028950	2011-09-20
HGCI LLC	BEES KNEES	99287338	2025-07-16
HGCI LLC	BHUDZ	90281768	2020-10-27	6925610	2022-12-13
HGCI LLC	BHULK	88654270	2019-10-15	6218056	2020-12-08
HGCI LLC	BIGBOY	90260047	2020-10-16	6416239	2021-07-13
HGCI LLC	BIOBUD	77704779	2009-04-01	3741118	2010-01-19
HGCI LLC	BIOMARINE	77524478	2008-07-17	3732291	2009-12-29
HGCI LLC	BIOROOT	77604532	2008-10-30	3745332	2010-02-02
HGCI LLC	BIOTHRIVE	78366007	2004-02-11	3021902	2005-11-29
HGCI LLC	BIOWEED	77705141	2009-04-02	3741119	2010-01-19
HGCI LLC	BLHUME	88654273	2019-10-15	6218057	2020-12-08
HGCI LLC	BLOCKBUSTER	77796975	2009-08-04	3848774	2010-09-14
HGCI LLC	BOTANICARE	76214852	2001-02-23	2679845	2003-01-28
HGCI LLC	BOTANICARE	77122522	2007-03-05	3367984	2008-01-15
HGCI LLC	BOTANICARE	97335334	2022-03-29
HGCI LLC	BOTANICARE	97335337	2022-03-29
HGCI LLC	BOTANICARE COCOPRO	88714191	2019-12-04	6782807	2022-07-05
HGCI LLC	BREAKWATER	99021988	2025-01-29
HGCI LLC	CALIMAGIC	85357510	2011-06-27	4207362	2012-09-11
HGCI LLC	CAL-MAG PLUS	86125186	2013-11-21	4647959	2014-12-02
HGCI LLC	CAMG+	77755241	2009-06-09	3734186	2010-01-05
HGCI LLC	CAN-FILTERS	76479288	2002-12-31	3069655	2006-03-21
HGCI LLC	CHARGED COCO	86639056	2015-05-22	5014125	2016-08-02
HGCI LLC	CHLORASHIELD	88208695	2018-11-28	5787494	2019-06-25
HGCI LLC	CLAMP CLIP	86479451	2014-12-12	4843125	2015-10-27
HGCI LLC	CLEAREX	76214815	2001-02-23	2507022	2001-11-13
HGCI LLC	CNS17	78773913	2005-12-15	3257137	2007-06-26
HGCI LLC	CO2 RAIN	86492707	2014-12-30	4869568	2015-12-15
HGCI LLC	COCOGRO	78405705	2004-04-21	3015132	2005-11-15
HGCI LLC	COCONOT	85475325	2011-11-17	4175108	2012-07-17
HGCI LLC	COCOPRO	88948162	2020-06-04	6775497	2022-06-28
HGCI LLC	COCOROX	85388701	2011-08-03	4219147	2012-10-02

HGCI LLC	COCOTEK	76009560	2000-03-27	2595318	2002-07-16
HGCI LLC	CROP CLIP	86535012	2015-02-13	4906427	2016-02-23
HGCI LLC	CYCLONE	86306153	2014-06-11	4960804	2016-05-17
HGCI LLC	CYCO	85275260	2011-03-24	4052557	2011-11-08
HGCI LLC	DEEP COVER MISTER	90281765	2020-10-27	6648025	2022-02-15
HGCI LLC	DIAMOND	85771912	2012-11-05	4998499	2016-07-12
HGCI LLC	DOMINATOR XXXL	85762638	2012-10-24	4548454	2014-06-10
HGCI LLC	ECOGROWER	78431234	2004-06-07	3077656	2006-04-04
HGCI LLC	ECONO WING REFLECTOR	78479368	2004-09-07	3262059	2007-07-10
HGCI LLC	ECOPLUS	78361853	2004-02-03	3110088	2006-06-27
HGCI LLC	ECOPLUS PRO	86767432	2015-09-24	5330243	2017-11-07
HGCI LLC	ECOSPRING	90787754	2021-06-22	6724684	2022-05-24
HGCI LLC	ECOSPRING	90817620	2021-07-08	6724740	2022-05-24
HGCI LLC	EOS	85290184	2011-04-08	4049180	2011-11-01
HGCI LLC	ETELLIGENT	87466201	2017-05-26	5482481	2018-05-29
HGCI LLC	EZ BREEZE	77377114	2008-01-22	3544835	2008-12-09
HGCI LLC	EZ FLEX	86313741	2014-06-18	4914523	2016-03-08
HGCI LLC	EZ PULL	86357410	2014-08-05	4919678	2016-03-15
HGCI LLC	FARMER'S MARKET	88377325	2019-04-09	6137261	2020-08-25
HGCI LLC	FAST FIT	85401295	2011-08-18	4140388	2012-05-08
HGCI LLC	FF	85459537	2011-10-28	4169372	2012-07-03
HGCI LLC	FLO-N-GRO	85024623	2010-04-27	3902247	2011-01-04
HGCI LLC	FLORA KLEEN	78285091	2003-08-08	2877535	2004-08-24
HGCI LLC	FLORA SERIES	77221724	2007-07-03	3494774	2008-09-02
HGCI LLC	FLORA SERIES TRILOGY	98606632	2024-06-18
HGCI LLC	FLORABLEND	78691078	2005-08-11	3336396	2007-11-13
HGCI LLC	FLORABLOOM	75389659	1997-11-13	2212923	1998-12-22
HGCI LLC	FLORADUO	85146754	2010-10-06	4001532	2011-07-26
HGCI LLC	FLORAGRO	75389839	1997-11-13	2208987	1998-12-08
HGCI LLC	FLORALICIOUS	78123765	2002-04-24	2748936	2003-08-05
HGCI LLC	FLORAMATO	76415742	2002-05-28	2688646	2003-02-18
HGCI LLC	FLORAMICRO	75389649	1997-11-13	2212920	1998-12-22
HGCI LLC	FLORANECTAR	77264074	2007-08-24	3487513	2008-08-19
HGCI LLC	FLORANOVA	78241016	2003-04-23	2940790	2005-04-12
HGCI LLC	FLORAPRO	87607942	2017-09-14	6008367	2020-03-10
HGCI LLC	FLORASHIELD	76246056	2001-04-26	2599338	2002-07-23

HGCI LLC	FLORESSENCE	88377331	2019-04-09	6137262	2020-08-25
HGCI LLC	FRUITNFUSION	77345165	2007-12-05	3462094	2008-07-08
HGCI LLC	GALAXY	78803143	2006-01-31	3321092	2007-10-23
HGCI LLC	GALAXY DIGITAL LOGIC	85795523	2012-12-05	4548532	2014-06-10
HGCI LLC	GARDEN PARTY	99287334	2025-07-16
HGCI LLC	GENERAL HYDROPONICS	75381887	1997-10-30	2256620	1999-06-29
HGCI LLC	GENERAL HYDROPONICS	75381889	1997-10-30	2260505	1999-07-13
HGCI LLC	GENERAL HYDROPONICS	97335330	2022-03-29
HGCI LLC	GENERAL HYDROPONICS	97335333	2022-03-29
HGCI LLC	GENERAL HYDROPONICS RAPIDSTART ROOTING GEL	99298085	2025-07-23
HGCI LLC	GENERAL ORGANICS	78291464	2003-08-23	3437504	2008-05-27
HGCI LLC	GH	77633446	2008-12-15	3688554	2009-09-29
HGCI LLC	GIANT	86406397	2014-09-25	4899254	2016-02-09
HGCI LLC	GO	87846865	2018-03-23	6646595	2022-02-15
HGCI LLC	GREAT WHITE	77350647	2007-12-12	3535159	2008-11-18
HGCI LLC	GREEN EYE	86492679	2014-12-30	4869567	2015-12-15
HGCI LLC	GRO MOMMA	86429728	2014-10-21	4748060	2015-06-02
HGCI LLC	GRO PRO	87060016	2016-06-03	5194481	2017-05-02
HGCI LLC	GRO PRO	97372265	2022-04-20
HGCI LLC	GRO PRO	97372282	2022-04-20
HGCI LLC	GROUNDSWELL	87418527	2017-04-20	5482373	2018-05-29
HGCI LLC	GROVISION	86638307	2015-05-21	4938360	2016-04-12
HGCI LLC	GROWERS EDGE	85526569	2012-01-26	4325483	2013-04-23
HGCI LLC	GROWER'S EDGE	86563341	2015-03-13	5586511	2018-10-16
HGCI LLC	GROWER'S EDGE	86610890	2015-04-27	4925496	2016-03-29
HGCI LLC	GROWER'S EDGE	86981833	2015-03-13	5188146	2017-04-18
HGCI LLC	GROWING CLIMATE SOLUTIONS	86754473	2015-09-11	5033399	2016-08-30
HGCI LLC	GROWLAB HORTICULTURAL	77144025	2007-03-29	3456390	2008-07-01
HGCI LLC	HARD CORE	85648835	2012-06-11	4381083	2013-08-06
HGCI LLC	HARVEST KEEPER	86077488	2013-09-27	4728481	2015-04-28

HGCI LLC	HARVEST KEEPER	86978378	2013-10-25	4943020	2016-04-19
HGCI LLC	HARVEST PRO	77435304	2008-03-31	3524036	2008-10-28
HGCI LLC	HARVESTPRO	87584544	2017-08-25	6434783	2021-07-27
HGCI LLC	HAWTHORNE	88749787	2020-01-07	7019317	2023-04-04
HGCI LLC	HAWTHORNE GARDENING CO	88390294	2019-04-17	5925096	2019-12-03
HGCI LLC	HAWTHORNE GARDENING CO	88390311	2019-04-17	6918597	2022-12-06
HGCI LLC	HEAVY BRIX MOLASSES	86415855	2014-10-06	4947099	2016-04-26
HGCI LLC	HELIOS	85140156	2010-09-28	3957794	2011-05-10
HGCI LLC	HERCULES	86428713	2014-10-20	4751861	2015-06-09
HGCI LLC	HIGH PERFORMANCE SHADES	86604493	2015-04-21	5019433	2016-08-09
HGCI LLC	HIGH STAKES	86534997	2015-02-13	4947610	2016-04-26
HGCI LLC	HI-RES	98458259	2024-03-20
HGCI LLC	HYDRO FLOW	85377262	2011-07-21	4144315	2012-05-15
HGCI LLC	HYDRO FLOW	85601836	2012-04-18	4250134	2012-11-27
HGCI LLC	HYDRO FLOW	85602289	2012-04-19	4253748	2012-12-04
HGCI LLC	HYDROGUARD	85801191	2012-12-12	4472301	2014-01-21
HGCI LLC	HYDROLOGIC PURIFICATION SYSTEMS	97345044	2022-04-04
HGCI LLC	HYDROLOGIC PURIFICATION SYSTEMS	97345051	2022-04-04
HGCI LLC	HYDRO-LOGIC PURIFICATION SYSTEMS	85228271	2011-01-27	4039863	2011-10-11
HGCI LLC	HYDROPLEX	77919422	2010-01-25	3844496	2010-09-07
HGCI LLC	HYDROTON	86273542	2014-05-06	4652890	2014-12-09
HGCI LLC	HYDROVESCENT AIR DISC	86682048	2015-07-02	5028337	2016-08-23
HGCI LLC	HYPER ARC	87225594	2016-11-03	5267734	2017-08-15
HGCI LLC	HYPERION	86011761	2013-07-16	4791144	2015-08-11
HGCI LLC	HYPERLOGIC	86331127	2014-07-08	4770250	2015-07-07
HGCI LLC	IDEAL AIR	87258857	2016-12-06	5578026	2018-10-09
HGCI LLC	IDEAL AIR	97372273	2022-04-20
HGCI LLC	IDEAL AIR COMMERCIAL GRADE	86631501	2015-05-15	4967591	2016-05-31
HGCI LLC	IDEAL H2O	86562143	2015-03-12	4804186	2015-09-01

HGCI LLC	IDEAL-AIR	87977865	2016-12-06	5581007	2018-10-09
HGCI LLC	INNER SUN	78694411	2005-08-17	3303854	2007-10-02
HGCI LLC	IRRADIATOR	85762651	2012-10-24	4389825	2013-08-20
HGCI LLC	ISUNLIGHT	85438705	2011-10-04	4201196	2012-09-04
HGCI LLC	JAWS	97511584	2022-07-20
HGCI LLC	KIND	85189038	2010-12-02	4372919	2013-07-23
HGCI LLC	KIND BASE	86087886	2013-10-10	4595828	2014-09-02
HGCI LLC	KOOLBLOOM	78214499	2003-02-13	2883192	2004-09-07
HGCI LLC	LEC	86263296	2014-04-25	4625060	2014-10-21
HGCI LLC	LEC	87104491	2016-07-14	5341804	2017-11-21
HGCI LLC	LEC	87210773	2016-10-20	5357861	2017-12-19
HGCI LLC	LEGACY	85931791	2013-05-14	4573434	2014-07-22
HGCI LLC	LEVEL LIFT	87910515	2018-05-07	5773028	2019-06-11
HGCI LLC	LIGHT EMITTING CERAMIC	86263309	2014-04-25	4686155	2015-02-10
HGCI LLC	LIGHT EMITTING CERAMIC	87104507	2016-07-14	5267932	2017-08-15
HGCI LLC	LIGHT EMITTING CERAMIC	87210776	2016-10-20	5494062	2018-06-12
HGCI LLC	LIQUICRAFT BLOOM	88377334	2019-04-09	6190657	2020-11-03
HGCI LLC	LIQUICRAFT GROW	88377342	2019-04-09	6190658	2020-11-03
HGCI LLC	LIQUID KARMA	76378595	2002-03-05	2723592	2003-06-10
HGCI LLC	LUMENMAX	78495610	2004-10-06	3112961	2006-07-04
HGCI LLC	LUXX LIGHTING	90293299	2020-11-02	6460193	2021-08-24
HGCI LLC	LUXX LIGHTING CO.	87350812	2017-02-27	5476591	2018-05-22
HGCI LLC	MAGNUM LOW PRO XXXL	86404645	2014-09-24	5027673	2016-08-23
HGCI LLC	MAGNUM XXXL	77946602	2010-02-27	3906718	2011-01-18
HGCI LLC	MASTER GREEN	87732333	2017-12-22	5795303	2019-07-02
HGCI LLC	MAX-DUCT	85698742	2012-08-08	5111815	2017-01-03
HGCI LLC	MAX-FAN	85698745	2012-08-08	4851562	2015-11-10
HGCI LLC	MAX-FAN	85698925	2012-08-08	4851563	2015-11-10
HGCI LLC	MAXIBLOOM	77328666	2007-11-13	3461821	2008-07-08
HGCI LLC	MEASURE MASTER	85525268	2012-01-25	4269664	2013-01-01
HGCI LLC	MEASURE MASTER	87245919	2016-11-22	5218568	2017-06-06
HGCI LLC	MEASURE MASTER	88635554	2019-09-30	6063102	2020-05-26
HGCI LLC	MERCURY	85081363	2010-07-09	3908139	2011-01-18
HGCI LLC	MICRO GARDEN	78406689	2004-04-22	3027009	2005-12-13
HGCI LLC	MICRO75	90787764	2021-06-22	6724686	2022-05-24
HGCI LLC	MICRO75	90817610	2021-07-08	6724738	2022-05-24

HGCI LLC	MOTHER EARTH	78550904	2005-01-20	3254164	2007-06-19
HGCI LLC	MOTHER EARTH	86949120	2016-03-22	5059505	2016-10-11
HGCI LLC	MOTHER EARTH	86949146	2016-03-22	5059506	2016-10-11
HGCI LLC	MOTHER EARTH EXPERTLY CRAFTED MEDIAS & AMENDMENTS	97335339	2022-03-29
HGCI LLC	MOTHER EARTH EXPERTLY CRAFTED MEDIAS & AMENDMENTS	97335341	2022-03-29
HGCI LLC	NATIONAL GARDEN WHOLESALE	78688982	2005-08-09	3188356	2006-12-19
HGCI LLC	NEW WAVE	78464192	2004-08-09	3143158	2006-09-12
HGCI LLC	NX LEVEL	86686774	2015-07-08	5014323	2016-08-02
HGCI LLC	ORGANICARE	77632330	2008-12-12	3678997	2009-09-08
HGCI LLC	ORGANICARE	78799822	2006-01-26	3525801	2008-10-28
HGCI LLC	ORGANICARE BLOOM	90531639	2021-02-17	7081287	2023-06-13
HGCI LLC	ORGANICARE GROW	90531642	2021-02-17	6958375	2023-01-17
HGCI LLC	PAR PRO	85870247	2013-03-07	5045843	2016-09-20
HGCI LLC	PAR PRO	87650847	2017-10-18	5460826	2018-05-01
HGCI LLC	PHRESH	77612372	2008-11-11	3694025	2009-10-06
HGCI LLC	PINEAPPLERUSH	85172832	2010-11-09	3966425	2011-05-24
HGCI LLC	POWER CLONER	78790163	2006-01-12	3227210	2007-04-10
HGCI LLC	PREEVOLUTION	90787759	2021-06-22	6724685	2022-05-24
HGCI LLC	PREEVOLUTION	90817617	2021-07-08	6724739	2022-05-24
HGCI LLC	PROGRO	90518873	2021-02-08	7087570	2023-06-20
HGCI LLC	PRORELEASE	90207268	2020-09-24	6702498	2022-04-12
HGCI LLC	PURE	77257564	2007-08-16	3551121	2008-12-23
HGCI LLC	PURE BLEND	78790409	2006-01-12	3180595	2006-12-05
HGCI LLC	PURE BLEND PRO	86276124	2014-05-08	4674555	2015-01-20
HGCI LLC	PURE BLEND TEA	86275149	2014-05-07	4666481	2015-01-06
HGCI LLC	PURPINATOR	88410151	2019-04-30	5902909	2019-11-05
HGCI LLC	PURPINATOR	88410155	2019-04-30	5902910	2019-11-05
HGCI LLC	Q-MAX	87467784	2017-05-30	6891578	2022-11-08
HGCI LLC	RAIN RING	86309474	2014-06-13	4905788	2016-02-23
HGCI LLC	RAINFOREST	75389644	1997-11-13	2287107	1999-10-19
HGCI LLC	RAINMAKER	85509895	2012-01-05	4269614	2013-01-01
HGCI LLC	RAINMAKER DEEP COVER MISTER	90135366	2020-08-25	6890199	2022-11-01

HGCI LLC	RAPID ROOTER	76215358	2001-02-26	2674009	2003-01-14
HGCI LLC	RAPIDSTART	77338670	2007-11-28	3894234	2010-12-21
HGCI LLC	RARE EARTH	76009561	2000-03-27	2596232	2002-07-16
HGCI LLC	RHIZOBLAST	86134668	2013-12-04	4629879	2014-10-28
HGCI LLC	ROOT DOWN	97294455	2022-03-03	6964359	2023-01-24
HGCI LLC	ROOT RAIN	87637018	2017-10-06	5874872	2019-10-01
HGCI LLC	ROOT STAR	86669995	2015-06-22	5014262	2016-08-02
HGCI LLC	RYZOFUEL	86682934	2015-07-03	5092202	2016-11-29
HGCI LLC	SE BOSS	87628112	2017-09-29	5460823	2018-05-01
HGCI LLC	SEAPLEX	77258045	2007-08-17	3535002	2008-11-18
HGCI LLC	SEASON'S CHOICE	88377337	2019-04-09	6137263	2020-08-25
HGCI LLC	SENSHI	86857638	2015-12-22	5083676	2016-11-15
HGCI LLC	SHEAR PERFECTION	86124793	2013-11-20	4809256	2015-09-08
HGCI LLC	SILICA BLAST	86276135	2014-05-08	4666505	2015-01-06
HGCI LLC	SIMPLE START	86511515	2015-01-22	4915041	2016-03-08
HGCI LLC	SINGLED OUT	86558938	2015-03-10	5182151	2017-04-11
HGCI LLC	SKY HOOK	86790760	2015-10-16	5028590	2016-08-23
HGCI LLC	SMALL BOY	85420179	2011-09-12	4280474	2013-01-22
HGCI LLC	SMART VOLT	78836796	2006-03-14	3345837	2007-11-27
HGCI LLC	SNAPTURE	78240994	2003-04-23	2978727	2005-07-26
HGCI LLC	SOLOGRO	78405969	2004-04-21	2947966	2005-05-10
HGCI LLC	SPARTAN SERIES	86427329	2014-10-17	4748047	2015-06-02
HGCI LLC	SPARTAN SERIES BY TITAN CONTROLS	86428551	2014-10-20	4767865	2015-07-07
HGCI LLC	SPECTRALUX	77035428	2006-11-02	3369952	2008-01-15
HGCI LLC	STOUT	87336640	2017-02-15	5536626	2018-08-07
HGCI LLC	SUBCULTURE	78386290	2004-03-17	2996040	2005-09-13
HGCI LLC	SUBTERRA	88377321	2019-04-09	6137260	2020-08-25
HGCI LLC	SUGA RUSH	86436797	2014-10-28	4755770	2015-06-16
HGCI LLC	SUGAR LOAD	86445239	2014-11-05	4914808	2016-03-08
HGCI LLC	SUN BLAZE	78596991	2005-03-29	3146841	2006-09-19
HGCI LLC	SUN HOIST	86741017	2015-08-28	5880301	2019-10-08
HGCI LLC	SUN HUT	77076395	2007-01-04	3370046	2008-01-15
HGCI LLC	SUN SPOOL	85271283	2011-03-18	4226600	2012-10-16
HGCI LLC	SUN SYSTEM	77909454	2010-01-11	3888950	2010-12-14
HGCI LLC	SUN SYSTEM	86885420	2016-01-25	5601679	2018-11-06
HGCI LLC	SUN SYSTEM HELIOGROW LED	99372246	2025-09-03
HGCI LLC	SUNLIFT	78480844	2004-09-09	3405291	2008-04-01

HGCI LLC	SUNLIGHT	86142097	2013-12-12	4679842	2015-01-27
HGCI LLC	SUPA STIKY	86682931	2015-07-03	5083185	2016-11-15
HGCI LLC	SUPER LOGIC PROFESSIONAL COMMERCIAL REVERSE OSMOSIS	85669647	2012-07-05	4419582	2013-10-15
HGCI LLC	SUPER SPROUTER	86255596	2014-04-17	4802007	2015-09-01
HGCI LLC	SUPER SPROUTER	87550300	2017-07-31	5563664	2018-09-18
HGCI LLC	SUPER SPROUTER AIRMAX	90135370	2020-08-25	6647606	2022-02-15
HGCI LLC	SUPER SUN	78323099	2003-11-04	2906644	2004-11-30
HGCI LLC	SUPERSPROUTER	87470267	2017-05-31	6348303	2021-05-11
HGCI LLC	SUPERSPROUTER SEEDLING HEAT MAT	86503367	2015-01-14	4752105	2015-06-09
HGCI LLC	SURE TEST	86979601	2014-07-30	5019386	2016-08-09
HGCI LLC	SWEET	78610298	2005-04-15	3329090	2007-11-06
HGCI LLC	TALL BOY	85420167	2011-09-12	4280473	2013-01-22
HGCI LLC	TEK PRO	78683673	2005-08-02	3262675	2007-07-10
HGCI LLC	TERPINATOR	86254161	2014-04-16	4641088	2014-11-18
HGCI LLC	TERPINATOR	86254191	2014-04-16	4641091	2014-11-18
HGCI LLC	TERRACRAFT	88258847	2019-01-11	6185803	2020-10-27
HGCI LLC	THE ART OF PROPAGATION	86518582	2015-01-29	4938024	2016-04-12
HGCI LLC	THE BIG EASY	85886805	2013-03-26	4435791	2013-11-19
HGCI LLC	THE ORIGINAL CAN-FAN L'AUTHENTIQUE	76479285	2002-12-31	3018947	2005-11-29
HGCI LLC	THE ORIGINAL CAN-FILTERS L'AUTHENTIQUE	76479287	2002-12-31	3047314	2006-01-24
HGCI LLC	TITAN	97626702	2022-10-11
HGCI LLC	TITAN CONTROLS	77464372	2008-05-02	3604100	2009-04-07
HGCI LLC	TITAN CONTROLS	97336041	2022-03-29
HGCI LLC	TITAN CONTROLS	97337211	2022-03-29
HGCI LLC	TRIFECTA	85783973	2012-11-20	4408567	2013-09-24
HGCI LLC	TRILOCK	90597148	2021-03-23	7081327	2023-06-13
HGCI LLC	TRISHIELD	90518871	2021-02-08	7062712	2023-05-23
HGCI LLC	TRUE LIBERTY	87873002	2018-04-11	5626398	2018-12-11
HGCI LLC	TRUE LIBERTY BAGS	87873177	2018-04-11	5626400	2018-12-11
HGCI LLC	TRUEFLO	98325367	2023-12-21
HGCI LLC	ULTRA SUN	86127070	2013-11-22	4560359	2014-07-01

HGCI LLC	URBAN OASIS	86505964	2015-01-16	4790584	2015-08-11
HGCI LLC	VERMIBLEND	85479308	2011-11-22	4175440	2012-07-17
HGCI LLC	VERMICROP ORGANICS	77270813	2007-09-04	3408907	2008-04-08
HGCI LLC	VERMIFEAST	85693896	2012-08-02	4309018	2013-03-26
HGCI LLC	VERMIFIRE	85693700	2012-08-02	4309008	2013-03-26
HGCI LLC	VERMIPRO	86158336	2014-01-06	4809365	2015-09-08
HGCI LLC	VERMISOIL	85476293	2011-11-18	4175204	2012-07-17
HGCI LLC	VERTIZONTAL REFLECTOR	78466378	2004-08-12	3070261	2006-03-21
HGCI LLC	VGANIC	77604394	2008-10-30	3825883	2010-07-27
HGCI LLC	VITAMINO	85083724	2010-07-13	4250515	2012-11-27
HGCI LLC	WATERFARM	77618022	2008-11-19	3678935	2009-09-08
HGCI LLC	WILD CHILD	99287340	2025-07-16
HGCI LLC	YIELD MASTER	78840083	2006-03-17	3327517	2007-10-30
HGCI LLC	YOUR BEST START FOR SEEDS AND CUTTINGS	87470626	2017-05-31	6322432	2021-04-13
HGCI LLC	YOUR INDUSTRY OUR INDUSTRY	90585339	2021-03-17	6628989	2022-01-25
HGCI LLC	ZEPHYR	88636113	2019-09-30	6198241	2020-11-17
OMS Investments, Inc.	(Bird Image)	90764807	2021-06-09	7003105	2023-03-21
OMS Investments, Inc.	(Bottle Design)	78398161	2004-04-07	2996182	2005-09-13
OMS Investments, Inc.	(Floral Image)	74345087	1993-01-04	1854361	1994-09-20
OMS Investments, Inc.	(Girl and Boy Image)	85975701	2010-11-16	4050957	2011-11-01
OMS Investments, Inc.	(Girl and Dog Image)	85975557	2010-11-16	4050944	2011-11-01
OMS Investments, Inc.	(Petal Image)	85624947	2012-05-14	4373489	2013-07-23
OMS Investments, Inc.	(Petal Image)	85979212	2012-05-14	4359363	2013-06-25

OMS Investments, Inc.	(Petal Image)	86518118	2015-01-29	4840082	2015-10-27
OMS Investments, Inc.	(Rectangular Design Image)	74642109	1995-03-06	2139929	1998-03-03
OMS Investments, Inc.	(Rectangular Design)	76568151	2003-12-22	2991191	2005-09-06
OMS Investments, Inc.	(Rectangular Design)	76568418	2003-12-22	2950646	2005-05-10
OMS Investments, Inc.	(Rectangular Design)	76568421	2003-12-22	2991195	2005-09-06
OMS Investments, Inc.	10 MINUTE LAWN CARE SCOTTS EZ FEED PLUS GREENING POWER	98431400	2024-03-04
OMS Investments, Inc.	10 MINUTE LAWN CARE SCOTTS EZ FEED PLUS WEED CONTROL	98431402	2024-03-04
OMS Investments, Inc.	1868 VENTURES SCOTTS MIRACLE-GRO	88796618	2020-02-13	6342896	2021-05-04
OMS Investments, Inc.	AERATE	90339226	2020-11-24	7013054	2023-03-28
OMS Investments, Inc.	AEROFLOAT	98123950	2023-08-09
OMS Investments, Inc.	AEROGARDEN	88681006	2019-11-05	6069037	2020-06-02
OMS Investments, Inc.	AEROGARDEN BOUNTY	98177724	2023-09-13	7340097	2024-03-26
OMS Investments, Inc.	AEROGARDEN SPRIG	98177726	2023-09-13
OMS Investments, Inc.	ALL IN ONE PARTICLES	88331364	2019-03-08	5851560	2019-09-03

OMS Investments, Inc.	ALL-IN-ONE PARTICLES	75823259	1999-10-14	2459228	2001-06-12
OMS Investments, Inc.	AMAZE	88653256	2019-10-14	6229423	2020-12-22
OMS Investments, Inc.	AMAZE	88653257	2019-10-14	6229424	2020-12-22
OMS Investments, Inc.	AMAZE	88653261	2019-10-14	6412086	2021-07-06
OMS Investments, Inc.	AMAZE MOIST-SURE POTTING MIX	88654274	2019-10-15	6456489	2021-08-17
OMS Investments, Inc.	AMBITIOUS GRASS	88731428	2019-12-18	6937058	2022-12-27
OMS Investments, Inc.	AQUACOIR	76067562	2000-06-09	2533745	2002-01-29
OMS Investments, Inc.	ASSURANCE PARTICLE TECHNOLOGY	85788102	2012-11-27	4618073	2014-10-07
OMS Investments, Inc.	B	90754383	2021-06-04	6778395	2022-07-05
OMS Investments, Inc.	B GON	85658978	2012-06-22	4268320	2013-01-01
OMS Investments, Inc.	BAD SPOT	88420884	2019-05-08	6054814	2020-05-12
OMS Investments, Inc.	BARK YARD	88420872	2019-05-08	6222792	2020-12-15
OMS Investments, Inc.	BARK YARD	88636108	2019-09-30	6097909	2020-07-07
OMS Investments, Inc.	BARKYARD	88749585	2020-01-07	6449663	2021-08-10
OMS Investments, Inc.	BARKYARD	88749588	2020-01-07	6449664	2021-08-10

OMS Investments, Inc.	BARKYARD	88749590	2020-01-07	6218317	2020-12-08
OMS Investments, Inc.	BARKYARD	88749593	2020-01-07	6290583	2021-03-09
OMS Investments, Inc.	BIRD • B • GONE	98933284	2025-01-02
OMS Investments, Inc.	BIRD • B • GONE	98933285	2025-01-02
OMS Investments, Inc.	BIRD • B • GONE	98933286	2025-01-02
OMS Investments, Inc.	BIRD • B • GONE	98933289	2025-01-02
OMS Investments, Inc.	BIRD • B • GONE	98933290	2025-01-02
OMS Investments, Inc.	BIRD·B·GONE	76255846	2001-05-11	2658355	2002-12-10
OMS Investments, Inc.	BIRD-B-GONE	75680795	1999-04-12	2562771	2002-04-23
OMS Investments, Inc.	BLACK MAGIC	73026147	1974-07-05	1025987	1975-12-02
OMS Investments, Inc.	BLACK MAGIC	86795720	2015-10-22	5060901	2016-10-11
OMS Investments, Inc.	BLADEBOOST	97824683	2023-03-06	7590634	2024-12-03
OMS Investments, Inc.	BLOOM BOOSTER	75532220	1998-08-06	2352695	2000-05-23
OMS Investments, Inc.	BOLD BLOOMS	85163052	2010-10-27	4154872	2012-06-05
OMS Investments, Inc.	BONE MEAL ADDED TO GROW BIG, BEAUTIFUL BLOOMS!	78478709	2004-09-03	3102399	2006-06-06

OMS Investments, Inc.	BONUS	72057014	1958-08-11	0671699	1958-12-30
OMS Investments, Inc.	BOVUNG	72002732	1956-02-15	0637918	1956-12-04
OMS Investments, Inc.	BRED IN THE SOUTH FOR THE SOUTH	78750656	2005-11-09	3145564	2006-09-19
OMS Investments, Inc.	BUG B GON	77187581	2007-05-22	4198679	2012-08-28
OMS Investments, Inc.	BUG B GON MAX	76527628	2003-06-25	2907105	2004-11-30
OMS Investments, Inc.	BUG B GON MAX	78335226	2003-12-02	2980869	2005-08-02
OMS Investments, Inc.	BUG B-GON	88699950	2019-11-20	6798248	2022-07-19
OMS Investments, Inc.	BUG-B-GON	74663974	1995-04-20	2073033	1997-06-24
OMS Investments, Inc.	BUGCLEAR	88375420	2019-04-08	6154340	2020-09-15
OMS Investments, Inc.	BUG-GETA	71408561	1938-07-16	0364386	1939-01-31
OMS Investments, Inc.	BUG-GETA	76568423	2003-12-22	2908136	2004-12-07
OMS Investments, Inc.	BULB FUEL	85163063	2010-10-27	4158526	2012-06-12
OMS Investments, Inc.	CATSTOP	78502664	2004-10-20	3045478	2006-01-17
OMS Investments, Inc.	CLASSIC	75552863	1998-09-14	2259667	1999-07-06
OMS Investments, Inc.	COLOR ADVANTAGE	85136819	2010-09-23	4268705	2013-01-01

OMS Investments, Inc.	COLORGUARD	78461713	2004-08-04	3119220	2006-07-25
OMS Investments, Inc.	COLORLAST	88604092	2019-09-04	6078447	2020-06-16
OMS Investments, Inc.	COLORSHIELD	85620509	2012-05-09	4217967	2012-10-02
OMS Investments, Inc.	COLORSTAY	88596010	2019-08-28	6002623	2020-03-03
OMS Investments, Inc.	COMFORT WAND	85008807	2010-04-07	4191099	2012-08-14
OMS Investments, Inc.	CREATING A DIRT NERD'S PARADISE	98512322	2024-04-22
OMS Investments, Inc.	DARKNESS FOR THE GREATER GOOD	86759611	2015-09-17	5042734	2016-09-13
OMS Investments, Inc.	DEDICATED TO A BEAUTIFUL WORLD	76483029	2003-01-15	2771509	2003-10-07
OMS Investments, Inc.	DEDICATED TO A BEAUTIFUL WORLD	76554782	2003-10-28	2967925	2005-07-12
OMS Investments, Inc.	DEL MAR	76330164	2001-10-26	2621074	2002-09-17
OMS Investments, Inc.	DELUXE	78596281	2005-03-28	3216628	2007-03-06
OMS Investments, Inc.	DELUXE EDGEGUARD	78596234	2005-03-28	3123027	2006-08-01
OMS Investments, Inc.	DIAL N SPRAY	76074152	2000-06-21	2501762	2001-10-30
OMS Investments, Inc.	DIAL 'N SPRAY	75018171	1995-11-13	2100774	1997-09-30
OMS Investments, Inc.	DIRT NERD	98479409	2024-04-02

OMS Investments, Inc.	DIRT NERD	98500418	2024-04-15
OMS Investments, Inc.	DISEASEEX	87073478	2016-06-16	5487163	2018-06-05
OMS Investments, Inc.	EARTHGRO	73548581	1985-07-17	1378337	1986-01-14
OMS Investments, Inc.	EARTHGRO	73548582	1985-07-17	1378721	1986-01-21
OMS Investments, Inc.	EARTHGRO	87660692	2017-10-26	5547463	2018-08-21
OMS Investments, Inc.	EARTHGRO THE NATURAL CHOICE	74248033	1992-02-20	1723116	1992-10-13
OMS Investments, Inc.	EARTHGRO THE NATURAL CHOICE	74248367	1992-02-21	1726060	1992-10-20
OMS Investments, Inc.	EASY HAND-HELD SPREADER	75618813	1999-01-11	2318946	2000-02-15
OMS Investments, Inc.	ECOSCRAPS	85359612	2011-06-29	4117813	2012-03-27
OMS Investments, Inc.	ECOSCRAPS	87201983	2016-10-13	5387730	2018-01-23
OMS Investments, Inc.	ECOSCRAPS	88796621	2020-02-13	6141163	2020-09-01
OMS Investments, Inc.	EDGEGUARD	76272795	2001-06-18	2730134	2003-06-24
OMS Investments, Inc.	ENGINEERED TO KILL	86666571	2015-06-18	5813757	2019-07-23
OMS Investments, Inc.	EVERYDROP	86518115	2015-01-29	4928821	2016-03-29
OMS Investments, Inc.	EXPAND 'N GRO	77907119	2010-01-07	4049881	2011-11-01

OMS Investments, Inc.	EZ FEED	90136261	2020-08-25	6804670	2022-07-26
OMS Investments, Inc.	EZ PATCH	86484740	2014-12-18	5119981	2017-01-10
OMS Investments, Inc.	EZ SEED	77475132	2008-05-15	3684031	2009-09-15
OMS Investments, Inc.	EZ SEED	77475135	2008-05-15	3803758	2010-06-15
OMS Investments, Inc.	FAST ROOT	77775805	2009-07-07	3986307	2011-06-28
OMS Investments, Inc.	FASTROOT	98380403	2024-01-29
OMS Investments, Inc.	FIBERPRO	90401591	2020-12-22	7101372	2023-07-04
OMS Investments, Inc.	FIRE ANT MOUND BLITZ	90768485	2021-06-11	6919535	2022-12-06
OMS Investments, Inc.	FOAMGUARD	87526671	2017-07-13	5571711	2018-09-25
OMS Investments, Inc.	FUNDAMENTALS	87846992	2018-03-23	6380635	2021-06-08
OMS Investments, Inc.	GNAT SHIELD	98606737	2024-06-18
OMS Investments, Inc.	GO GETTER	88847573	2020-03-25	6404668	2021-06-29
OMS Investments, Inc.	GO 'N' GRO	79240510	2018-03-07	5864683	2019-09-24
OMS Investments, Inc.	GOOD BOY	88420881	2019-05-08	6054813	2020-05-12
OMS Investments, Inc.	GOOD DOGS DESERVE GREAT LAWNS	88948167	2020-06-04	6270229	2021-02-16

OMS Investments, Inc.	GOURMET FOOD FOR YOUR GARDEN	76507430	2003-03-31	2857495	2004-06-29
OMS Investments, Inc.	GRASS-B-GON	75018170	1995-11-13	1995777	1996-08-20
OMS Investments, Inc.	GREAT GARDENS A LONG ISLAND COMPOST PRODUCT	75558614	1998-09-24	2635704	2002-10-15
OMS Investments, Inc.	GREEN LIGHT	73651641	1987-03-27	1471159	1988-01-05
OMS Investments, Inc.	GREEN LIGHT	74199632	1991-09-03	1762245	1993-04-06
OMS Investments, Inc.	GREEN LIGHT	74201997	1991-09-09	1759315	1993-03-23
OMS Investments, Inc.	GREENDIGS	88659605	2019-10-18	6278736	2021-02-23
OMS Investments, Inc.	GREENDIGS	88759460	2020-01-15	6274036	2021-02-16
OMS Investments, Inc.	GREENDIGS	88759461	2020-01-15	6357053	2021-05-18
OMS Investments, Inc.	GRO	86629383	2015-05-14	5046484	2016-09-20
OMS Investments, Inc.	GRO MORE GOOD	88731433	2019-12-18	6096062	2020-07-07
OMS Investments, Inc.	GROGOOD	77765626	2009-06-22	3742255	2010-01-26
OMS Investments, Inc.	GROMOREGOOD	90136259	2020-08-25	6326584	2021-04-20
OMS Investments, Inc.	GROUNDCLEAR	74663976	1995-04-20	1963325	1996-03-19
OMS Investments, Inc.	GROWING BEAUTIFUL LAWNS SINCE 1907	76412014	2002-05-24	2744695	2003-07-29

OMS Investments, Inc.	GROWS BIG, BEAUTIFUL TREES & SHRUBS GUARANTEED!	78478732	2004-09-03	3003102	2005-09-27
OMS Investments, Inc.	GROWS PLANTS TWICE AS BIG	85753208	2012-10-12	4334940	2013-05-14
OMS Investments, Inc.	GROWS PLANTS TWICE AS BIG!	76238633	2001-04-09	2515267	2001-12-04
OMS Investments, Inc.	GRUBEX	74684399	1995-06-05	2031114	1997-01-14
OMS Investments, Inc.	HALTS	72050929	1958-05-02	0678297	1959-05-12
OMS Investments, Inc.	HAMPTONS ESTATE	78491248	2004-09-29	3112952	2006-07-04
OMS Investments, Inc.	HAMPTONS ESTATE MULCH	76421840	2002-06-17	2702442	2003-04-01
OMS Investments, Inc.	HANDY GREEN	74157298	1991-04-08	1676587	1992-02-25
OMS Investments, Inc.	HANDYLOCK	86723543	2015-08-13	5020552	2016-08-16
OMS Investments, Inc.	HAPPY LAWN	88731430	2019-12-18	6404480	2021-06-29
OMS Investments, Inc.	HEAT-TOLERANT BLUE	78863054	2006-04-17	3786489	2010-05-04
OMS Investments, Inc.	HOME DEFENSE	75485179	1998-05-14	2361235	2000-06-27
OMS Investments, Inc.	HOME DEFENSE	87978368	2017-08-03	5582421	2018-10-09
OMS Investments, Inc.	HOME DEFENSE MAX	78398143	2004-04-07	2979973	2005-07-26
OMS Investments, Inc.	HOW TO BE A DIRT NERD	98512319	2024-04-22

OMS Investments, Inc.	HUGE DIRT NERD IT'S ALL ABOUT THE DIRT	98479415	2024-04-02
OMS Investments, Inc.	HYPONEX	73147187	1977-11-04	1104112	1978-10-17
OMS Investments, Inc.	INSTEAD	88698249	2019-11-19	6404427	2021-06-29
OMS Investments, Inc.	INSTEAD	88698257	2019-11-19	6404428	2021-06-29
OMS Investments, Inc.	INSTEAD	88698259	2019-11-19	6404429	2021-06-29
OMS Investments, Inc.	KILL & CONTAIN	86240989	2014-04-03	4726406	2015-04-28
OMS Investments, Inc.	KNOCK! KNOCK!	88300427	2019-02-13	6456209	2021-08-17
OMS Investments, Inc.	LAWN DOG	88420879	2019-05-08	6577036	2021-11-30
OMS Investments, Inc.	LAWN PRO	73135698	1977-07-28	1135940	1980-05-27
OMS Investments, Inc.	LAWN PRO	77631557	2008-12-11	4292566	2013-02-19
OMS Investments, Inc.	LAWN RESPONSE	86484745	2014-12-18	4869555	2015-12-15
OMS Investments, Inc.	LAWNSOIL	76340150	2001-11-20	2634945	2002-10-15
OMS Investments, Inc.	LIQUAFEED	78544351	2005-01-08	3121990	2006-07-25
OMS Investments, Inc.	LIVE TOTAL HEALTH IN EVERYTHING I DO	77621253	2008-11-25	3714299	2009-11-24
OMS Investments, Inc.	LUNARLY	87926891	2018-05-18	6782599	2022-07-05

OMS Investments, Inc.	MAX	78336001	2003-12-03	4050084	2011-11-01
OMS Investments, Inc.	MIRACID	72049881	1958-04-17	0669483	1958-11-11
OMS Investments, Inc.	MIRACLE GRO	85689170	2012-07-27	4301408	2013-03-12
OMS Investments, Inc.	MIRACLE GRO	85689188	2012-07-27	4301409	2013-03-12
OMS Investments, Inc.	MIRACLE GRO	85980284	2012-08-07	4462833	2014-01-07
OMS Investments, Inc.	MIRACLE-AERATOR	78261957	2003-06-13	2877413	2004-08-24
OMS Investments, Inc.	MIRACLE-GRO	72046856	1958-02-28	0668868	1958-10-28
OMS Investments, Inc.	MIRACLE-GRO	73283281	1980-10-24	1223038	1983-01-11
OMS Investments, Inc.	MIRACLE-GRO	76496455	2003-03-04	2820953	2004-03-09
OMS Investments, Inc.	MIRACLE-GRO	76496457	2003-03-04	3233837	2007-04-24
OMS Investments, Inc.	MIRACLE-GRO	77775762	2009-07-07	4026583	2011-09-13
OMS Investments, Inc.	MIRACLE-GRO	85679456	2012-07-17	4301017	2013-03-12
OMS Investments, Inc.	MIRACLE-GRO	85688757	2012-07-27	4289145	2013-02-12
OMS Investments, Inc.	MIRACLE-GRO	85688831	2012-07-27	4289146	2013-02-12
OMS Investments, Inc.	MIRACLE-GRO	85688870	2012-07-27	4301405	2013-03-12

OMS Investments, Inc.	MIRACLE-GRO	85688948	2012-07-27	4301406	2013-03-12
OMS Investments, Inc.	MIRACLE-GRO	85689009	2012-07-27	4289147	2013-02-12
OMS Investments, Inc.	MIRACLE-GRO	85833618	2013-01-28	5054888	2016-10-04
OMS Investments, Inc.	MIRACLE-GRO	85833632	2013-01-28	5054889	2016-10-04
OMS Investments, Inc.	MIRACLE-GRO	85982327	2013-01-28	4606786	2014-09-16
OMS Investments, Inc.	MIRACLE-GRO	85983171	2012-12-12	4717153	2015-04-07
OMS Investments, Inc.	MIRACLE-GRO	85983504	2012-12-12	4717173	2015-04-07
OMS Investments, Inc.	MIRACLE-GRO	86980260	2015-02-19	5061179	2016-10-11
OMS Investments, Inc.	MIRACLE-GRO	86984135	2015-02-19	5586670	2018-10-16
OMS Investments, Inc.	MIRACLE-GRO	87126961	2016-08-04	5514367	2018-07-10
OMS Investments, Inc.	MIRACLE-GRO	87126962	2016-08-04	5961834	2020-01-14
OMS Investments, Inc.	MIRACLE-GRO	87126964	2016-08-04	5961835	2020-01-14
OMS Investments, Inc.	MIRACLE-GRO	87976280	2016-08-09	5366525	2017-12-26
OMS Investments, Inc.	MIRACLE-GRO	97246062	2022-01-31
OMS Investments, Inc.	MIRACLE-GRO	97254133	2022-02-04

OMS Investments, Inc.	MIRACLE-GRO	98325370	2023-12-21	7552313	2024-10-29
OMS Investments, Inc.	MIRACLE-GRO BRILLIANT BLOOMS	90518880	2021-02-08	6777488	2022-07-05
OMS Investments, Inc.	MIRACLE-GRO GARDEN SOIL FLOWERS & VEGETABLES	78478903	2004-09-03	3190987	2007-01-02
OMS Investments, Inc.	MIRACLE-GRO GARDEN TO GO	97049591	2021-09-28	7020402	2023-04-04
OMS Investments, Inc.	MIRACLE-GRO GARDEN WEED PREVENTER	76027638	2000-04-14	2618699	2002-09-10
OMS Investments, Inc.	MIRACLE-GRO GRO BAG	98643595	2024-07-11
OMS Investments, Inc.	MIRACLE-GRO HEAD START	88080555	2018-08-16	6309393	2021-03-30
OMS Investments, Inc.	MIRACLE-GRO KIDS	90353977	2020-12-02	7249779	2023-12-19
OMS Investments, Inc.	MIRACLE-GRO ORGANIC	98380399	2024-01-29
OMS Investments, Inc.	MIRACLE-GRO ORGANIC	98380402	2024-01-29
OMS Investments, Inc.	MIRACLE-GRO ORGANIC CHOICE	78782928	2005-12-30	3180531	2006-12-05
OMS Investments, Inc.	MIRACLE-GRO PERFORMANCE ORGANICS	87981070	2017-05-24	5921878	2019-11-26
OMS Investments, Inc.	MIRACLE-GRO POUR & FEED	75751306	1999-06-29	2601682	2002-07-30
OMS Investments, Inc.	MIRACLE-GRO RESCUE	90281753	2020-10-27	6901933	2022-11-15
OMS Investments, Inc.	MIRACLE-GRO SPRING AHEAD	90281755	2020-10-27	6775837	2022-06-28

OMS Investments, Inc.	MOISTURE ADVANTAGE	78546997	2005-01-13	3596539	2009-03-24
OMS Investments, Inc.	MOISTURE CONTROL	77396482	2008-02-13	3511488	2008-10-07
OMS Investments, Inc.	MOISTURE CONTROL	77540829	2008-08-06	3653640	2009-07-14
OMS Investments, Inc.	MOISTURE MANAGER	85380279	2011-07-25	4166849	2012-07-03
OMS Investments, Inc.	MOSQUITO B GON	98606634	2024-06-18
OMS Investments, Inc.	MOSSEX	87073481	2016-06-16	5800708	2019-07-09
OMS Investments, Inc.	MOUND BLITZ	90768487	2021-06-11	6919536	2022-12-06
OMS Investments, Inc.	MOUSE ZERO	87226954	2016-11-04	6913265	2022-11-29
OMS Investments, Inc.	NATURE SCAPES	76293274	2001-07-31	2730197	2003-06-24
OMS Investments, Inc.	NATURE'S CARE	85487174	2011-12-05	4495259	2014-03-11
OMS Investments, Inc.	NATURE'S CARE	85487208	2011-12-05	4597561	2014-09-02
OMS Investments, Inc.	NATURE'S CARE	86975557	2013-07-03	4626395	2014-10-21
OMS Investments, Inc.	NURSERY SELECT	75983506	1999-04-26	2976437	2005-07-26
OMS Investments, Inc.	O.M. SCOTT & SONS	98606607	2024-06-18
OMS Investments, Inc.	O.M. SCOTT & SONS	98606615	2024-06-18

OMS Investments, Inc.	O.M. SCOTT & SONS	98606616	2024-06-18
OMS Investments, Inc.	O.M. SCOTT & SONS	98606618	2024-06-18
OMS Investments, Inc.	O.M. SCOTT & SONS	98606738	2024-06-18
OMS Investments, Inc.	ORGANIC CHOICE	76437836	2002-08-05	3307689	2007-10-09
OMS Investments, Inc.	ORGANIC CHOICE	76977510	2002-08-05	2978064	2005-07-26
OMS Investments, Inc.	ORTHENE	71518750	1947-03-10	0435040	1947-12-09
OMS Investments, Inc.	ORTHO	71107611	1917-11-26	0121042	1918-04-02
OMS Investments, Inc.	ORTHO	71491151	1945-11-06	0423264	1946-08-27
OMS Investments, Inc.	ORTHO	71503865	1946-06-14	0429604	1947-05-06
OMS Investments, Inc.	ORTHO	71504742	1946-06-28	0431438	1947-07-22
OMS Investments, Inc.	ORTHO	71592303	1950-02-11	0546883	1951-08-21
OMS Investments, Inc.	ORTHO	72026749	1957-04-11	0654963	1957-11-26
OMS Investments, Inc.	ORTHO	73084297	1976-04-19	1071832	1977-08-23
OMS Investments, Inc.	ORTHO	77434297	2008-03-28	3582553	2009-03-03
OMS Investments, Inc.	ORTHO	77434300	2008-03-28	3582554	2009-03-03

OMS Investments, Inc.	ORTHO	85624720	2012-05-14	4356625	2013-06-25
OMS Investments, Inc.	ORTHO	85624765	2012-05-14	4264573	2012-12-25
OMS Investments, Inc.	ORTHO	85624775	2012-05-14	4568796	2014-07-15
OMS Investments, Inc.	ORTHO	85624786	2012-05-14	4568797	2014-07-15
OMS Investments, Inc.	ORTHO	85624846	2012-05-14	4356627	2013-06-25
OMS Investments, Inc.	ORTHO	85624869	2012-05-14	4271554	2013-01-08
OMS Investments, Inc.	ORTHO	85624876	2012-05-14	4564703	2014-07-08
OMS Investments, Inc.	ORTHO	85624884	2012-05-14	4564704	2014-07-08
OMS Investments, Inc.	ORTHO	86093761	2013-10-17	4537548	2014-05-27
OMS Investments, Inc.	ORTHO	87554652	2017-08-03	6329092	2021-04-20
OMS Investments, Inc.	ORTHO	87789549	2018-02-08	5782724	2019-06-18
OMS Investments, Inc.	ORTHO	97246067	2022-01-31
OMS Investments, Inc.	ORTHO	97254132	2022-02-04
OMS Investments, Inc.	ORTHO	98754368	2024-09-17	7762390	2025-04-15
OMS Investments, Inc.	ORTHO ALLCLEAR	88491573	2019-06-27	6137538	2020-08-25

OMS Investments, Inc.	ORTHO BUGCLEAR	88375425	2019-04-08	6154342	2020-09-15
OMS Investments, Inc.	ORTHO MAX	76977381	2003-06-25	2949392	2005-05-10
OMS Investments, Inc.	ORTHO ORTHENE FIRE ANT KILLER	76126545	2000-09-12	2898495	2004-11-02
OMS Investments, Inc.	ORTHO WEEDCLEAR	88375426	2019-04-08	6154343	2020-09-15
OMS Investments, Inc.	PATCHMASTER	74269604	1992-04-27	1747322	1993-01-19
OMS Investments, Inc.	PATCHMASTER	74416209	1993-07-23	1895652	1995-05-23
OMS Investments, Inc.	PERFORMANCE ORGANICS	88010681	2018-06-22	5802047	2019-07-09
OMS Investments, Inc.	PLANT POTION	90281756	2020-10-27	6925609	2022-12-13
OMS Investments, Inc.	PLUS 2	75349966	1997-09-02	2260387	1999-07-13
OMS Investments, Inc.	POLY-S	74297729	1992-07-27	1769579	1993-05-11
OMS Investments, Inc.	POTSHOTS	88778437	2020-01-30	6274077	2021-02-16
OMS Investments, Inc.	PRESS 'N SET	77925850	2010-02-02	3839534	2010-08-24
OMS Investments, Inc.	PROBLEM SOLVER	76582574	2004-03-19	3025329	2005-12-13
OMS Investments, Inc.	PULL 'N SPRAY	75532275	1998-08-06	2367573	2000-07-18
OMS Investments, Inc.	QUICK FIX	73836574	1989-11-06	1599792	1990-06-05

OMS Investments, Inc.	QUICK START	74676419	1995-05-18	2261270	1999-07-13
OMS Investments, Inc.	QUICKHAND	97778145	2023-02-02
OMS Investments, Inc.	RAINFOREST	87410099	2017-04-13	5764139	2019-05-28
OMS Investments, Inc.	RAT ZERO	87226943	2016-11-04	6091260	2020-06-30
OMS Investments, Inc.	READY-SPRAY	98449776	2024-03-14	7565522	2024-11-12
OMS Investments, Inc.	ROOT FACTORY	85662914	2012-06-27	4927747	2016-03-29
OMS Investments, Inc.	ROOT FARM	87127379	2016-08-04	5525406	2018-07-24
OMS Investments, Inc.	SCARECROW	75002967	1995-10-10	2072647	1997-06-17
OMS Investments, Inc.	SCOTTS	73134973	1977-07-22	1102463	1978-09-19
OMS Investments, Inc.	SCOTTS	74302691	1992-08-10	1761034	1993-03-30
OMS Investments, Inc.	SCOTTS	74302692	1992-08-10	1761035	1993-03-30
OMS Investments, Inc.	SCOTTS	74302694	1992-08-10	1761049	1993-03-30
OMS Investments, Inc.	SCOTTS	75590242	1998-11-10	2279538	1999-09-21
OMS Investments, Inc.	SCOTTS	75590247	1998-11-10	2302132	1999-12-21
OMS Investments, Inc.	SCOTTS	75591774	1998-11-10	2325834	2000-03-07

OMS Investments, Inc.	SCOTTS	75615675	1999-01-05	2325961	2000-03-07
OMS Investments, Inc.	SCOTTS	75615676	1999-01-05	2344989	2000-04-25
OMS Investments, Inc.	SCOTTS	76349867	2001-12-17	2624834	2002-09-24
OMS Investments, Inc.	SCOTTS	85389655	2011-08-04	4358553	2013-06-25
OMS Investments, Inc.	SCOTTS	85831471	2013-01-24	4420988	2013-10-22
OMS Investments, Inc.	SCOTTS	85831794	2013-01-24	4420992	2013-10-22
OMS Investments, Inc.	SCOTTS	85843297	2013-02-07	4424572	2013-10-29
OMS Investments, Inc.	SCOTTS	85843351	2013-02-07	4410495	2013-10-01
OMS Investments, Inc.	SCOTTS	85849810	2013-02-14	4424612	2013-10-29
OMS Investments, Inc.	SCOTTS	85849851	2013-02-14	4414131	2013-10-08
OMS Investments, Inc.	SCOTTS	85849885	2013-02-14	4410558	2013-10-01
OMS Investments, Inc.	SCOTTS	85889254	2013-03-28	4769147	2015-07-07
OMS Investments, Inc.	SCOTTS	85982783	2013-02-14	4622102	2014-10-14
OMS Investments, Inc.	SCOTTS	85984204	2013-02-14	5045879	2016-09-20
OMS Investments, Inc.	SCOTTS	86013605	2013-07-18	5181865	2017-04-11

OMS Investments, Inc.	SCOTTS	86013608	2013-07-18	5176632	2017-04-04
OMS Investments, Inc.	SCOTTS	86093762	2013-10-17	4732441	2015-05-05
OMS Investments, Inc.	SCOTTS	86333175	2014-07-10	4791828	2015-08-11
OMS Investments, Inc.	SCOTTS	86976107	2013-07-18	4736834	2015-05-12
OMS Investments, Inc.	SCOTTS	86976108	2013-07-18	4736835	2015-05-12
OMS Investments, Inc.	SCOTTS	87039640	2016-05-17	5183383	2017-04-11
OMS Investments, Inc.	SCOTTS	87915460	2018-05-10	6043152	2020-04-28
OMS Investments, Inc.	SCOTTS	88491565	2019-06-27	6913411	2022-11-29
OMS Investments, Inc.	SCOTTS	97246074	2022-01-31
OMS Investments, Inc.	SCOTTS	97254135	2022-02-04
OMS Investments, Inc.	SCOTTS	97824688	2023-03-06	7581519	2024-11-26
OMS Investments, Inc.	SCOTTS	99142665	2025-04-17
OMS Investments, Inc.	SCOTTS BONUS S	75650269	1999-02-26	2551497	2002-03-26
OMS Investments, Inc.	SCOTTS BONUS S WEED AND FEED LAWN FERTILIZER AND BROADLEAF WEED CONTROL TIMING:	78485356	2004-09-17	3023457	2005-12-06

OMS Investments, Inc.	SCOTTS FOUNDATION	87789563	2018-02-08	5822608	2019-07-30
OMS Investments, Inc.	SCOTTS HERITAGE	88089377	2018-08-23	6158759	2020-09-22
OMS Investments, Inc.	SCOTTS MIRACLE-GRO NO-QUIBBLE MONEY BACK GUARANTEE	98892484	2024-12-09
OMS Investments, Inc.	SCOTTS NO-QUIBBLE GUARANTEE	75031313	1995-11-06	2297201	1999-12-07
OMS Investments, Inc.	SCOTTS NO-QUIBBLE MONEY BACK GUARANTEE	87232386	2016-11-10	5487426	2018-06-05
OMS Investments, Inc.	SCOTTS PROGRAM	90139573	2020-08-26	6804672	2022-07-26
OMS Investments, Inc.	SCOTTS PROVISTA	87410100	2017-04-13	6389510	2021-06-15
OMS Investments, Inc.	SCOTTS PURSUE	90526839	2021-02-12	7516490	2024-09-24
OMS Investments, Inc.	SCOTTS SECURE NUTRIENTS	98325366	2023-12-21	7639667	2025-01-07
OMS Investments, Inc.	SCOTTS SNAP	77849958	2009-10-15	3854837	2010-09-28
OMS Investments, Inc.	SCOTTS TRAINING INSTITUTE	76320608	2001-10-02	2634861	2002-10-15
OMS Investments, Inc.	SCOTTS TURF BUILDER LAWN FERTILIZER WITH ADDED NUTRIENTS	78485434	2004-09-17	3060086	2006-02-21
OMS Investments, Inc.	SCOTTS TURF BUILDER RAPID GRASS	97278573	2022-02-22	7167053	2023-09-19
OMS Investments, Inc.	SCOTTS TURF BUILDER TRIPLE ACTION	99034991	2025-02-10

OMS Investments, Inc.	SCOTTS TURF BUILDER WITH HALTS CRABGRASS PREVENTER LAWN FERTIZER AND CRABGRASS PREVENTER	78485390	2004-09-17	3125764	2006-08-08
OMS Investments, Inc.	SCOTTS TURF BUILDER WITH PLUS 2 WEED CONTROL LAWN FERTILIZER AND BROADLEAF WEED CONTROL TIMING:	78485415	2004-09-17	3060085	2006-02-21
OMS Investments, Inc.	SCOTTS TURF BUILDER WITH SUMMERGUARD LAWN FERTILIZER AND INSECT CONTROL	78485404	2004-09-17	3060084	2006-02-21
OMS Investments, Inc.	SECURE CATCH	77961697	2010-03-17	3839552	2010-08-24
OMS Investments, Inc.	SECURE-KILL	77925346	2010-02-01	4039153	2011-10-11
OMS Investments, Inc.	SEED POD	85642186	2012-06-04	4777506	2015-07-21
OMS Investments, Inc.	SHADE MIX	76383857	2002-03-14	2760971	2003-09-09
OMS Investments, Inc.	SHAKE 'N FEED	76303985	2001-08-22	2705327	2003-04-08
OMS Investments, Inc.	SHAKE 'N FEED	77002731	2006-09-19	3254549	2007-06-26
OMS Investments, Inc.	SINGLES	77434258	2008-03-28	3516349	2008-10-14
OMS Investments, Inc.	SINGLES	77434292	2008-03-28	3516350	2008-10-14

OMS Investments, Inc.	SMART-RELEASE	78402253	2004-04-15	2908852	2004-12-07
OMS Investments, Inc.	SNAKE B GON	85658726	2012-06-22	4381104	2013-08-06
OMS Investments, Inc.	SNAP	77849965	2009-10-15	4292633	2013-02-19
OMS Investments, Inc.	SNAP	77849969	2009-10-15	4143056	2012-05-15
OMS Investments, Inc.	SNAP	77849977	2009-10-15	3861945	2010-10-12
OMS Investments, Inc.	SNAP	77980139	2009-10-15	3865904	2010-10-19
OMS Investments, Inc.	SNAP	77980140	2009-10-15	3865905	2010-10-19
OMS Investments, Inc.	SNAP	85650466	2012-06-13	4264690	2012-12-25
OMS Investments, Inc.	SNAP PAC	77849972	2009-10-15	3975305	2011-06-07
OMS Investments, Inc.	SOUTHERN GOLD	76205552	2001-02-05	2568448	2002-05-07
OMS Investments, Inc.	SPEED YOU CAN TRUST	88354381	2019-03-25	6852777	2022-09-20
OMS Investments, Inc.	SPEED YOU CAN TRUST	88653253	2019-10-14	6885262	2022-10-25
OMS Investments, Inc.	SPRING AHEAD	90518875	2021-02-08	6769432	2022-06-21
OMS Investments, Inc.	SQUIRREL-BE-GONE	76250740	2001-05-02	3095944	2006-05-23
OMS Investments, Inc.	SQUIRRELSTOP	78502707	2004-10-20	3028461	2005-12-13

OMS Investments, Inc.	STARTER	73722264	1988-04-14	1553382	1989-08-29
OMS Investments, Inc.	STARTER	74288331	1992-06-26	1748763	1993-01-26
OMS Investments, Inc.	STEP	77740323	2009-05-19	3718567	2009-12-01
OMS Investments, Inc.	SUCCESSFUL ORGANIC GARDENING MADE ATTAINABLE	98325368	2023-12-21
OMS Investments, Inc.	SUMMERGUARD	76233393	2001-03-30	2673017	2003-01-07
OMS Investments, Inc.	SUN & SHADE MIX	76383856	2002-03-14	2760970	2003-09-09
OMS Investments, Inc.	SUPER BLOOM	72401135	1971-08-25	0943913	1972-10-03
OMS Investments, Inc.	SURPRISE CRAFTED BY MIRACLE-GRO	97049584	2021-09-28	7007761	2023-03-21
OMS Investments, Inc.	SWALLOW SHIELD BY BIRD-B-GONE	87909927	2018-05-07	5921803	2019-11-26
OMS Investments, Inc.	TAKES THE GUESSWORK OUT OF FEEDING!	78450039	2004-07-13	3033147	2005-12-20
OMS Investments, Inc.	TAKES THE GUESSWORK OUT OF WATERING!	77545441	2008-08-12	3656918	2009-07-21
OMS Investments, Inc.	TANGLEFOOT	72272990	1967-06-05	0851266	1968-06-25
OMS Investments, Inc.	THE BACKYARD SCOTTS MIRACLE-GRO	90754385	2021-06-04	6778396	2022-07-05
OMS Investments, Inc.	THE BACKYARD SCOTTS MIRACLE-GRO	90754387	2021-06-04	6849762	2022-09-20
OMS Investments, Inc.	THE DIRT NERD'S GUIDE TO GARDENING	98512323	2024-04-22

OMS Investments, Inc.	THE ORIGINAL WASPINATOR	86889784	2016-01-28	5071778	2016-11-01
OMS Investments, Inc.	THE SCOTTS WAY	90136264	2020-08-25	6415063	2021-07-13
OMS Investments, Inc.	THICK'R LAWN	87554662	2017-08-03	5618480	2018-11-27
OMS Investments, Inc.	TOMCAT	73816297	1989-08-01	1586482	1990-03-13
OMS Investments, Inc.	TOMCAT	86161037	2014-01-09	4579870	2014-08-05
OMS Investments, Inc.	TOMCAT	86810293	2015-11-05	5200849	2017-05-09
OMS Investments, Inc.	TOMCAT	87410097	2017-04-13	5487832	2018-06-05
OMS Investments, Inc.	TOMCAT	97255945	2022-02-07
OMS Investments, Inc.	TOMCAT ADVANCED BRAND	97778158	2023-02-02	7922370	2025-08-26
OMS Investments, Inc.	TOMCAT ADVANCED BRAND	97778160	2023-02-02
OMS Investments, Inc.	TOUCH UP	85008906	2010-04-07	4017298	2011-08-23
OMS Investments, Inc.	TREE TANGLEFOOT PEST BARRIER	74439050	1993-09-23	1970746	1996-04-30
OMS Investments, Inc.	TURF BUILDER	71381851	1936-08-05	0341806	1936-12-22
OMS Investments, Inc.	TURF BUILDER	76081333	2000-06-29	2636529	2002-10-15
OMS Investments, Inc.	TURF BUILDER	78679032	2005-07-26	3628812	2009-05-26

OMS Investments, Inc.	TURF BUILDER PLUS 2	73110315	1976-12-20	1071231	1977-08-16
OMS Investments, Inc.	TURF BUILDER PLUS HALTS	73110316	1976-12-20	1071232	1977-08-16
OMS Investments, Inc.	TWELVE	87981370	2017-11-09	5829986	2019-08-06
OMS Investments, Inc.	ULTRAFEED	87761662	2018-01-19	5764680	2019-05-28
OMS Investments, Inc.	UNMARK	88785652	2020-02-05	6235287	2020-12-29
OMS Investments, Inc.	WATER SMART	77200788	2007-06-07	3632062	2009-06-02
OMS Investments, Inc.	WATER SMART	77323047	2007-11-06	4225856	2012-10-16
OMS Investments, Inc.	WATER SMART	77975703	2007-06-07	3477872	2008-07-29
OMS Investments, Inc.	WATER SMART FORMULA MAKES THE MOST OF EVERY DROP	77238879	2007-07-25	4222092	2012-10-09
OMS Investments, Inc.	WATER SMART FORMULA MAKES THE MOST OF EVERY DROP	77493390	2008-06-06	4609957	2014-09-23
OMS Investments, Inc.	WATERSMART	77555656	2008-08-26	4445487	2013-12-10
OMS Investments, Inc.	WEED B GON MAX	78335260	2003-12-02	3061002	2006-02-21
OMS Investments, Inc.	WEED B-GON	88699946	2019-11-20	6798247	2022-07-19
OMS Investments, Inc.	WEED-B-GON	72346224	1969-12-15	0903317	1970-12-01

OMS Investments, Inc.	WEED-B-GON	74725338	1995-09-05	2088157	1997-08-12
OMS Investments, Inc.	WEEDCLEAR	88375423	2019-04-08	6154341	2020-09-15
OMS Investments, Inc.	WEEDEX	74571379	1994-09-09	2566359	2002-05-07
OMS Investments, Inc.	WEEDEX	75673642	1999-04-02	2407926	2000-11-28
OMS Investments, Inc.	WEEDEX	87103510	2016-07-14	5800720	2019-07-09
OMS Investments, Inc.	WEEDGRIP	86425629	2014-10-16	5004059	2016-07-19
OMS Investments, Inc.	WHIRL	88141016	2018-10-03	5973814	2020-01-28
OMS Investments, Inc.	WHITNEY FARMS	75355797	1997-09-10	2280431	1999-09-28
OMS Investments, Inc.	WHITNEY FARMS	77927438	2010-02-03	4032270	2011-09-27
OMS Investments, Inc.	WINTERGUARD	78655075	2005-06-21	3238229	2007-05-01
OMS Investments, Inc.	WIZZ	86651325	2015-06-04	5101216	2016-12-13
OMS Investments, Inc.	YARDSAFE	76554158	2003-10-27	2952792	2005-05-17
OMS Investments, Inc.	ZEROSCRUB	87891112	2018-04-24	5759061	2019-05-21

Schedule 8

Specified Excluded IP

None.

Schedule 9

Pledged Note

Grantor	Issuer	Payee	Principal Amount
The Scotts Miracle-Gro Company	Bad Dog Holdings LLC, a Delaware limited liability company	The Scotts Miracle-Gro Company	$39,000,000.00

Annex 1 to
Seventh Amended and Restated Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT, dated as of ________________, 20__, made by ______________________________, a ______________ corporation (the “Additional Grantor”), in favor of JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.
W I T N E S S E T H :
WHEREAS, The Scotts Miracle-Gro Company, an Ohio corporation (the “Company”), the Subsidiary Borrowers, the Lenders, the Administrative Agent, the Documentation Agent and the Syndication Agent have entered into a Seventh Amended and Restated Credit Agreement, dated as of November 21, 2025 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, the Company and certain of its Affiliates (other than the Additional Grantor) have entered into the Seventh Amended and Restated Guarantee and Collateral Agreement, dated as of November 21, 2025 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the ratable benefit of the Secured Parties;
WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and
WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;
NOW, THEREFORE, IT IS AGREED:
1.    Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 9.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Guarantor and as a Grantor thereunder with the same force and effect as if originally named therein as a as a Guarantor and Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor and a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 5 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.
2.    Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
[Remainder of page intentionally left blank]

    2
IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:___________________________
Name:
Title:

Annex 1-A to
Assumption Agreement

Supplement to Schedule 1

Supplement to Schedule 2

Supplement to Schedule 3

Supplement to Schedule 4

Supplement to Schedule 5

Supplement to Schedule 6

Supplement to Schedule 7

Supplement to Schedule 8

Supplement to Schedule 9

Annex 2 to
Seventh Amended and Restated Guarantee and Collateral Agreement

[FORM OF] COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of [__], 202[_] (this “Agreement”), is made by each of the signatories hereto indicated as a “Grantor” (each, a “Grantor” and collectively, the “Grantors”) in favor of JPMORGAN CHASE BANK, N.A., as administrative agent for the Secured Parties (in such capacity and together with its successors and assigns in such capacity, the “Administrative Agent”).

WHEREAS, pursuant to that certain Seventh Amended and Restated Credit Agreement, dated as of November 21, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, as a Borrower (as defined therein), the Subsidiary Borrowers (as defined therein) from time to time party thereto, the Lenders (as defined therein) from time to time party thereto, the Administrative Agent and the other parties party thereto, the Lenders have severally agreed to make extensions of credit, upon the terms and conditions set forth therein, to the Borrowers;

WHEREAS, as a condition precedent to the obligation of the Lenders to make their respective extension of credit to the Borrowers under the Credit Agreement, the Grantors entered into a Seventh Amended and Restated Guarantee and Collateral, dated as of November 21, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), between each of the Grantors and the Administrative Agent, pursuant to which each of the Grantors assigned, transferred and granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest in the Copyright Collateral (as defined below); and

WHEREAS, pursuant to the Guarantee and Collateral Agreement, each Grantor agreed to execute and this Agreement, in order to record the security interest granted to the Administrative Agent for the benefit of the Secured Parties with the United States Copyright Office.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Administrative Agent as follows:

SECTION 1. Defined Terms

Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Guarantee and Collateral Agreement, and if not defined therein, shall have the respective meanings given thereto in the Credit Agreement.

SECTION 2. Grant of Security Interest

Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in, all of the following property, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a) all works of authorship and all intellectual property rights therein, all copyrights (whether or not the underlying works of authorship have been published), including but not limited to copyrights in software and databases, all designs (including but not limited to all industrial designs, “Protected Designs” within the meaning of 17 U.S.C. 1301 et. Seq. and Community designs), and all “Mask Works” (as defined in 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and with respect to any and all of the foregoing: (i) all registrations and applications for registration thereof including, without limitation, the registrations and applications in the United States Copyright Office listed in Schedule A attached hereto, (ii) all extensions, renewals, and restorations thereof, (iii) all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights of any kind accruing thereunder or pertaining thereto; but excluding any Excluded IP.

SECTION 3. Guarantee and Collateral Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Administrative Agent for the Secured Parties pursuant to the Guarantee and Collateral Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall control.

SECTION 4. Governing Law

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 5. Counterparts

This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR],
as a Grantor

By:
Name:
Title:

Accepted and Agreed:

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By:
Name:
Title:

[Signature Page to Copyright Security Agreement]

SCHEDULE A
to
COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS

Title	Registration No.	Registration Date

COPYRIGHT APPLICATIONS

Title	Application / Case No.	Filing Date

Annex 3 to
Seventh Amended and Restated Guarantee and Collateral Agreement

[FORM OF] PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of [__], 202[_] (this “Agreement”), is made by each of the signatories hereto indicated as a Grantor (each, a “Grantor” and collectively, the “Grantors”) in favor of JPMORGAN CHASE BANK, N.A., as administrative agent for the Secured Parties (in such capacity and together with its successors and assigns in such capacity, the “Administrative Agent”).

WHEREAS, pursuant to that certain Seventh Amended and Restated Credit Agreement, dated as of November 21, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, as a Borrower (as defined therein), the Subsidiary Borrowers (as defined therein) from time to time party thereto, the Lenders (as defined therein) from time to time party thereto, the Administrative Agent and the other parties party thereto, the Lenders have severally agreed to make extensions of credit, upon the terms and conditions set forth therein, to the Borrowers;

WHEREAS, as a condition precedent to the obligation of the Lenders to make their respective extension of credit to the Borrowers under the Credit Agreement, the Grantors entered into a Seventh Amended and Restated Guarantee and Collateral, dated as of November 21, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), between each of the Grantors and the Administrative Agent, pursuant to which each of the Grantors assigned, transferred and granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest in the Patent Collateral (as defined below); and

WHEREAS, pursuant to the Guarantee and Collateral Agreement, each Grantor agreed to execute and this Agreement, in order to record the security interest granted to the Administrative Agent for the benefit of the Secured Parties with the United States Patent and Trademark Office.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Administrative Agent as follows:

SECTION 1. Defined Terms

Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Guarantee and Collateral Agreement, and if not defined therein, shall have the respective meanings given thereto in the Credit Agreement.

SECTION 2. Grant of Security Interest

Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in, all of the following property, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a) all patentable inventions and designs, all patents, certificates of invention, and similar industrial property rights, and applications for any of the foregoing, including without limitation: (i) each patent and patent application in the United States Patent and Trademark Office listed in Schedule A attached hereto, (ii) all reissues, substitutes, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all inventions and improvements described and claimed therein, (iv) all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto, and (vi) all other rights of any accruing thereunder or pertaining thereto; but excluding any Excluded IP.

SECTION 3. Guarantee and Collateral Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Administrative Agent for the Secured Parties pursuant to the Guarantee and Collateral Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall control.

SECTION 4. Governing Law

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 5. Counterparts

This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR],
as a Grantor

By:
Name:
Title:

Accepted and Agreed:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Name:
Title:

[Signature Page to Patent Security Agreement]

SCHEDULE A
to
PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

Title	Application No.	Filing Date	Patent No.	Issue Date

Annex 4 to
Seventh Amended and Restated Guarantee and Collateral Agreement

[FORM OF] TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of [__], 202[_] (this “Agreement”), is made by each of the signatories hereto indicated as a Grantor (each, a “Grantor” and collectively, the “Grantors”) in favor of JPMORGAN CHASE BANK, N.A., as administrative agent for the Secured Parties (in such capacity and together with its successors and assigns in such capacity, the “Administrative Agent”).

WHEREAS, pursuant to that certain Seventh Amended and Restated Credit Agreement, dated as of November 21, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, as a Borrower (as defined therein), the Subsidiary Borrowers (as defined therein) from time to time party thereto, the Lenders (as defined therein) from time to time party thereto, the Administrative Agent and the other parties party thereto, the Lenders have severally agreed to make extensions of credit, upon the terms and conditions set forth therein, to the Borrowers;

WHEREAS, as a condition precedent to the obligation of the Lenders to make their respective extension of credit to the Borrowers under the Credit Agreement, the Grantors entered into a Seventh Amended and Restated Guarantee and Collateral, dated as of November 21, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), between each of the Grantors and the Administrative Agent, pursuant to which each of the Grantors assigned, transferred and granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest in the Trademark Collateral (as defined below); and

WHEREAS, pursuant to the Guarantee and Collateral Agreement, each Grantor agreed to execute and this Agreement, in order to record the security interest granted to the Administrative Agent for the benefit of the Secured Parties with the United States Patent and Trademark Office.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Administrative Agent as follows:

SECTION 1. Defined Terms

Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Guarantee and Collateral Agreement, and if not defined therein, shall have the respective meanings given thereto in the Credit Agreement.

SECTION 2. Grant of Security Interest

SECTION 2.1 Grant of Security. Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in, all of the following property, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, logos, Internet domain names, other indicia of origin or source identification, and general intangibles of a like nature, whether registered or unregistered, and with respect to any and all of the foregoing: (i) all registrations and applications for registration thereof including, without limitation, the registrations and applications in the United States Patent and Trademark Office listed in Schedule A attached hereto, (ii) all extension and renewals thereof, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) all rights to sue or otherwise recover for any past, present and future infringement, dilution, or other violation thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

SECTION 2.2 Certain Limited Exclusions.

Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include or the security interest granted under Section 2.1 hereof attach to (i) any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing and acceptance of a “Statement of Use” or an “Amendment to Allege Use” with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law, and (ii) any other Excluded IP.

SECTION 3. Guarantee and Collateral Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Administrative Agent for the Secured Parties pursuant to the Guarantee and Collateral Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall control.

SECTION 4. Governing Law

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 5. Counterparts

This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and the transactions contemplated hereby shall be deemed to include Electronic

Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR],
as a Grantor

By:
Name:
Title:

Accepted and Agreed:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Name:
Title:
[Signature Page to Trademark Security Agreement]

SCHEDULE A
to
TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND APPLICATIONS

Mark	Serial No.	Filing Date	Registration No.	Registration Date